UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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ALCOA CORPORATION

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Alcoa
The Element of PossibilityTM
NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT

March 17, 2017

Dear Alcoa Stockholders:

We are pleased to invite you to attend the 2017 Annual Meeting of Stockholders of Alcoa Corporation (“Alcoa” or the “Company”) to be held on Wednesday, May 10, 2017, at 10:00 a.m., Eastern Daylight Time, at the David L. Lawrence Convention Center, Room 405, 1000 Fort Duquesne Boulevard, Pittsburgh, Pennsylvania, 15222.

This will be our first annual meeting as a public company. Alcoa Corporation launched as an independent enterprise on November 1, 2016 upon its separation from Alcoa Inc. (now called Arconic Inc.), but we brought with us nearly 130 years of history, innovation, and operational excellence in the aluminum industry. This strong foundation positioned us well for a successful start as a public company, and we embraced the challenge, ending 2016 with net performance improvements, a more streamlined asset portfolio, and an increased cash position.

At the annual meeting, stockholders will vote on the matters set forth in the 2017 Proxy Statement and the accompanying notice of the annual meeting. The 2017 Proxy Statement describes our governance structure, which features several governance best practices, and our executive compensation program, which “pays for performance.” We believe that both our governance structure and compensation program reinforce our alignment with stockholder interests. Highlights of the detailed information included in this Proxy Statement can be found in the “Proxy Statement Summary” starting on page 4.

Alcoa’s strategic priorities are to reduce complexity in all aspects of our business, drive returns for our stockholders, and strengthen our balance sheet. These priorities highlight our commitment to continued improved Company performance, and transparency for and accountability to our stockholders and stakeholders.

Your vote is important to us. Whether or not you will attend the meeting, we hope that your shares are represented and voted. In advance of the meeting on May 10, please cast your vote through the Internet, by telephone, or by mail. Instructions on how to vote are found in the section entitled “Proxy Statement Summary—How to Cast Your Vote” on page 4.

Thank you for being a stockholder of Alcoa. We are excited to begin this Company’s journey with you.

We look forward to seeing you at the meeting.

Sincerely,

Michael G. Morris Chairman	Roy C. Harvey Chief Executive Officer and Director

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Notice of 2017 Annual Meeting of Stockholders

Wednesday, May 10, 2017 10:00 a.m. Eastern Daylight Time	David L. Lawrence Convention Center Room 405, 1000 Fort Duquesne Boulevard, Pittsburgh, Pennsylvania, 15222

The Annual Meeting of Stockholders of Alcoa Corporation (“Alcoa” or the “Company”) will be held on Wednesday, May 10, 2017 at 10:00 a.m., local time, at the David L. Lawrence Convention Center, Room 405, 1000 Fort Duquesne Boulevard, Pittsburgh, Pennsylvania, 15222. Stockholders of record of Alcoa common stock at the close of business on March 13, 2017 are entitled to vote at the meeting.

The agenda for the annual meeting is:

1.	to elect the 12 directors identified in the accompanying Proxy Statement to serve one-year terms expiring at the 2018 annual meeting of stockholders;
2.	to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017;
3.	to approve, on an advisory basis, executive compensation;
4.	to approve, on an advisory basis, the frequency of the executive compensation advisory vote;
5.	to approve the Alcoa Corporation Annual Cash Incentive Compensation Plan, as Amended and Restated;
6.	to approve the Alcoa Corporation 2016 Stock Incentive Plan, as Amended and Restated; and
7.	to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only holders of Alcoa common stock or their authorized representatives by proxy may attend the annual meeting. You will need an admission ticket if you plan to attend the annual meeting. Please see the questions and answers section of the Proxy Statement for instructions on how to obtain an admission ticket. All attendees will need to present valid photo identification for admission to the meeting.

We will provide a live webcast of the annual meeting at our website, www.alcoa.com under “Investors—Events and Presentations.”

For information about Alcoa, please visit our website at www.alcoa.com.

On behalf of Alcoa’s Board of Directors,

Jeffrey D. Heeter

Executive Vice President, General Counsel and Secretary

March 17, 2017

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390 Park Avenue

New York, NY 10022-4608

Proxy Statement

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 10, 2017

The Company’s Notice of 2017 Annual Meeting of Stockholders and Proxy Statement and 2016 Annual Report are available at www.ReadMaterial.com/AA.

The Board of Directors (the “Board”) of Alcoa is providing this Proxy Statement in connection with Alcoa’s 2017 Annual Meeting of Stockholders to be held on Wednesday, May 10, 2017, at 10:00 a.m., local time, at the David L. Lawrence Convention Center, Room 405, 1000 Fort Duquesne Boulevard, Pittsburgh, Pennsylvania, 15222, and at any adjournment or postponement thereof.

Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) are being first released or mailed to stockholders on or about March 17, 2017. In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of the Company’s proxy materials to each stockholder of record, the Company may furnish proxy materials by providing access to those documents on the Internet. The Notice contains instructions on how to access our proxy materials and vote online, or in the alternative, request a paper copy of the proxy materials and a proxy card.

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2017 PROXY STATEMENT

Proxy Statement (continued)

Cautionary Statement regarding Forward-Looking Statements

Certain statements in this proxy statement are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” or other words of similar meaning. All statements that reflect Alcoa’s expectations, assumptions, or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding forecasts concerning global demand growth for aluminum, end market conditions, supply/demand balances, and growth opportunities for our products; targeted financial results or operating performance; and statements about Alcoa’s strategies, outlook, and business and financial prospects. These statements reflect beliefs and assumptions that are based on Alcoa’s perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. Forward-looking statements are subject to a number of known and unknown risks, uncertainties, and other factors and are not guarantees of future performance. The most significant factors known to us that could materially adversely affect our business, reputation, operations, industry, financial position, or future financial performance are described in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 15, 2017, in Part I, Item 1A, “Risk Factors.” Actual results could differ materially from those anticipated in the forward-looking statements. The risks and uncertainties described in our Annual Report on Form 10-K are not exclusive and further information concerning our Company and our businesses, including factors that potentially could materially affect our operating results or financial condition, may emerge from time to time. Alcoa Corporation disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

Incorporation by Reference

Neither the Compensation Committee Report nor the Audit Committee Report shall be deemed soliciting material or filed with the SEC and neither of them shall be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such information by reference. In addition, this document includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this document.

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2017 PROXY STATEMENT

Proxy Statement Summary

Below are highlights of certain information in this Proxy Statement. As it is only a summary, it may not contain all of the information that is important to you. For more complete information, please refer to the complete Proxy Statement and Alcoa’s 2016 Annual Report before you vote. References to “Alcoa,” “we,” “us” or “our” refer to Alcoa Corporation.

2017 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	10:00 a.m., Eastern Daylight Time, May 10, 2017

Place:	David L. Lawrence Convention Center, Room 405, 1000 Fort Duquesne Boulevard, Pittsburgh, Pennsylvania, 15222

Record Date:	March 13, 2017

Webcast:	We will provide a live webcast of the annual meeting at our website, www.alcoa.com under “Investors—Events and Presentations.”

Voting:	Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

Admission:	An admission ticket is required to enter Alcoa’s annual meeting. See Question 6 in the “Questions and Answers About the Meeting and Voting” section for how to obtain a ticket.

How to Cast Your Vote

Your vote is important! Please cast your vote and play a part in the future of Alcoa.

Stockholders of record, who hold shares registered in their names, can vote by:

Internet at www.cesvote.com	calling 1-888-693-8683 toll-free from the U.S. or Canada	mail return the signed proxy card

The deadline for voting online or by telephone is 6:00 a.m. EDT on May 10, 2017. If you vote by mail, your proxy card must be received before the annual meeting. If you hold shares in an Alcoa savings plan, your voting instructions must be received by 6:00 a.m. EDT on May 8, 2017.

Beneficial owners, who own shares through a bank, brokerage firm or similar organization, can vote by returning the voting instruction form, or by following the instructions for voting via telephone or the Internet, as provided by the bank, broker or other organization. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all of your shares.

If you are a stockholder of record or a beneficial owner who has a legal proxy to vote the shares, you may choose to vote in person at the annual meeting. Even if you plan to attend our annual meeting in person, please cast your vote as soon as possible.

See the “Questions and Answers About the Meeting and Voting” section for more details.

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2017 PROXY STATEMENT

Proxy Summary (continued)

About Alcoa and the Separation

On November 1, 2016, Alcoa Corporation, a Delaware corporation, launched as an independent, publicly traded company upon its separation (the “Separation”) from Alcoa Inc. (also known as “Arconic,” “ParentCo”, or “former parent company”). To effect the Separation, ParentCo distributed 80.1% of Alcoa Corporation’s issued and outstanding shares of common stock on the basis of one share of Alcoa Corporation common stock for every three shares of ParentCo common stock held by ParentCo stockholders as of the close of business on October 20, 2016, the record date for the distribution. Please see our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “2016 Annual Report”) for additional information.

Voting Matters and Board Recommendations

Voting Matters		Board’s Recommendation	Page Reference (for more detail)
Item 1.	Election of 12 Director Nominees to Serve for a One-Year Term Expiring in 2018	✓ FOR Each Nominee	9
Item 2.	Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2017	✓ FOR	34
Item 3.	Advisory Vote to Approve Executive Compensation	✓ FOR	37
Item 4.	Advisory Vote on the Frequency of the Executive Compensation Advisory Vote	✓ FOR EVERY ONE YEAR	38
Item 5.	Approval of the Annual Cash Incentive Compensation Plan, as Amended and Restated	✓ FOR	70
Item 6.	Approval of the 2016 Stock Incentive Plan, as Amended and Restated	✓ FOR	75

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2017 PROXY STATEMENT

Proxy Summary (continued)

Director Nominees (page 9)

Alcoa’s Board is comprised of 12 members, each of whom was appointed to the Board in connection with the Separation. Under our Bylaws, directors are elected for one-year terms. The following table provides summary information about each director nominee standing for election to the Board for a one-year term expiring in 2018.

Name	Age	Professional Background	Independent	Committee Memberships	Other Current Public Company Boards
Michael G. Morris (Chairman)	70	Retired Chairman and Chief Executive Officer of American Electric Power Company, Inc.	Yes	Executive (Chair)	L Brands, Inc., The Hartford Financial Services Group, Inc., Spectra Energy Corp.
Mary Anne Citrino	57	Senior Advisor, The Blackstone Group L.P.	Yes	Governance and Nominating; Public Issues	HP Inc., Dollar Tree Inc., Ahold Delhaize
Timothy P. Flynn	60	Retired Chairman of KPMG International	Yes	Audit; Public Issues	JPMorgan Chase & Co., Walmart Stores, Inc., United Health Group
Kathryn S. Fuller	70	Vice Chair, Smithsonian National Museum of Natural History; Chair, Institute at Brown for Environment & Society	Yes	Compensation and Benefits; Governance and Nominating (Chair); Executive	—
Roy C. Harvey	43	Chief Executive Officer, Alcoa Corporation	No	Executive	—
James A. Hughes	54	Retired Chief Executive Officer of First Solar, Inc.	Yes	Audit; Public Issues	TPI Composites Inc.
James E. Nevels	65	Founder and Chairman, The Swarthmore Group	Yes	Compensation and Benefits; Governance and Nominating; Executive	First Data Corporation, WestRock Company (Lead Independent Director), The Hershey Company (Lead Independent Director)
James W. Owens	71	Retired, Chairman, and Chief Executive Officer of Caterpillar Inc.	Yes	Compensation and Benefits (Chair); Governance and Nominating	International Business Machines Corporation; Morgan Stanley
Carol L. Roberts	57	Senior Vice President and Chief Financial Officer, International Paper Company	Yes	Audit (Chair); Compensation and Benefits; Executive	VF Corporation
Suzanne Sitherwood	52	President and Chief Executive Officer of Spire Inc.	Yes	Audit; Public Issues	Spire Inc.
Steven W. Williams	61	President and Chief Executive Officer of Suncor Energy Inc.	Yes	Compensation and Benefits; Governance and Nominating; Executive	Suncor Energy Inc.
Ernest Zedillo	65	Frederick Iseman ’74 Director of the Yale Center for the Study of Globalization and Professor, Yale University	Yes	Audit; Public Issues (Chair)	Citigroup Inc.; Promotora de Informaciones, S.A.; The Procter & Gamble Company

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2017 PROXY STATEMENT

Proxy Summary (continued)

Corporate Governance Highlights (Page 23)

The Company is committed to good corporate governance practices, which we believe recognize stockholder interests and support the success of our business. Our corporate governance practices, highlighted below, are described in greater detail in the “Corporate Governance” section.

✓	Independent Board Chairman

✓	11 of 12 Board members are independent (all directors other than the CEO)

✓	Diversity in Board composition

✓	Limits on other public company board service

✓	Regular executive sessions of independent directors

✓	Director attendance at Alcoa Board and Committee meetings was 100% in 2016

✓	Independent Audit, Compensation and Benefits, Governance and Nominating, and Public Issues Committees

✓	Majority voting policy for directors

✓	Risk oversight by full Board and Committees

✓	Stockholders’ ability to nominate directors through proxy access

✓	Stockholder right to call special meetings

✓	Stockholders’ ability to take action by written consent

✓	Commitment to sustainable business practices

✓	Director and officer stock ownership guidelines

✓	Policies prohibiting short sales, hedging, margin accounts and pledging

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2017 PROXY STATEMENT

Proxy Summary (continued)

Executive Compensation Highlights (Page 39)

After the Separation, Alcoa became a separate public company. Prior to the Separation, in 2016, the compensation decisions relating to our named executive officers were made by the Compensation and Benefits Committee of the ParentCo board of directors and guided by an executive compensation philosophy that was based on three guiding principles to drive pay-for-performance and stockholder alignment:

•	Target salary compensation at median, while using annual incentive compensation and long-term incentive to reward exceptional performance and to attract and retain exceptional talent.
•	Equity is the most significant portion of total compensation for senior executives and managers and we increase the portion of performance-based equity commensurate with the level of responsibility.
•	Annual incentive and long-term incentive metrics focus management’s actions on achieving the greatest positive impact on financial performance.

Alcoa’s executive compensation programs, policies, and practices are similar to those of ParentCo, with certain modifications that the Compensation and Benefits Committee of the Board believe to be relevant to Alcoa’s business following the Separation. The Compensation Discussion and Analysis section of this Proxy Statement provides a focused discussion of Alcoa’s executive compensation philosophy and the pay programs applicable to our named executive officers in 2016.

WHAT WE DO	WHAT WE DON’T DO
✓	We pay for performance

✓	We consider peer groups in establishing compensation

✓	We review tally sheets

✓	We have robust stock ownership guidelines

✓	We schedule and price stock option grants to promote transparency and consistency

✓	We have clawback policies incorporated into our incentive plans

✓	We have double-trigger equity vesting in the event of a change-in-control where awards are assumed

✓	We pay reasonable salaries to our senior executives

✓	We provide appropriate benefits to our senior executives

✓	We have a conservative compensation risk profile

✓	We consider tax deductibility when designing and administering our incentive compensation

✓	The Compensation and Benefits Committee retains an independent compensation consultant.
✗	We do not pay dividend equivalents on stock options and unvested restricted share units

✗	We do not allow share recycling

✗	We do not allow repricing of underwater stock options (including cash-outs)

✗	We do not allow hedging or pledging of Company stock

✗	We do not have excise tax gross-ups in our Change in Control Severance Plan

✗	We do not enter into multi-year employment contracts

✗	We do not provide significant perquisites

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2017 PROXY STATEMENT

Item 1 Election of Directors

Alcoa’s Board, upon the recommendation of the Governance and Nominating Committee, has nominated 12 directors for election at this year’s annual meeting to hold office until the next annual meeting in 2018. Directors are to be elected on an annual basis for one-year terms.

All of the nominees currently are directors and were appointed to the Board in connection with the Separation. Mses. Fuller and Roberts and Messrs. Morris, Owens and Zedillo each served as directors of ParentCo until the Separation.

We expect that each director nominee will be able to serve, if elected. If any director nominee is not able to serve, proxies may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board.

Majority Voting for Directors

Alcoa’s Bylaws provide a majority voting standard for election of directors in uncontested elections. Each director will be elected by the affirmative vote of a majority of the votes cast, meaning that the number of votes cast “FOR” a director nominee exceeds fifty percent (50%) of the number of votes cast with respect to that director’s election.

If an incumbent director nominee is not elected in an uncontested election and no successor has been elected at such meeting, the director must promptly tender his or her resignation to the Board. The Governance and Nominating Committee (excluding the nominee, if applicable) then will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action should be taken. The Board, excluding the nominee, will act on the resignation and publicly disclose its decision in accordance with the Bylaws.

An election of directors is considered to be contested if there are more nominees for election than positions on the Board to be filled by election at the meeting of stockholders. In a contested election, the required vote would be a plurality of votes cast.

Director Nominees

The Board has affirmatively determined that each of the nominees qualifies for election under the Company’s criteria for evaluation of directors (see “Minimum Qualifications for Director Nominees and Board Member Attributes” on page 18). Following is biographical information about the director nominees and their specific experience, skills and qualifications that have led the Board and the Governance and Nominating Committee to conclude that they should continue to serve as directors of Alcoa. In addition, the Board has determined that each non-employee director nominee qualifies as an independent director under New York Stock Exchange (“NYSE”) corporate governance listing standards and the Company’s Director Independence Standards. See “Director Independence” on page 25.

Director Qualifications, Skills, and Attributes

Our directors have a diversity of experience that spans a broad range of industries and in the public and not-for-profit sectors. They bring to our Board a wide variety of skills, qualifications and viewpoints that strengthen the Board’s ability to carry out its oversight role on behalf of our stockholders. In the director biographies below, we describe certain areas of individual expertise that each director brings to our Board.

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2017 PROXY STATEMENT

Item 1 Election of Directors (continued)

The table below is a summary of the range of skills and experiences that each director brings to the Board. Because it is a summary, it does not include all of the skills, experiences, qualifications, and diversity that each director offers, and the fact that a particular experience, skill, or qualification is not listed does not mean that a director does not possess it. In addition, as described in the Company’s Corporate Governance Guidelines, all directors should be financially literate.

*	As determined by the Alcoa Board with respect to current Audit Committee members. Other directors may have similar qualifications.

Our directors have a broad range of experience that spans different industries, encompassing the business, philanthropic, academic and governmental sectors. Directors bring to our Board a variety of skills, qualifications and viewpoints that both strengthen their ability to carry out their oversight role on behalf of our stockholders and bring richness to Board deliberations. As described above and in the director biographies, our directors possess qualities that, in additional to leadership, include experience in international relations, finance, economics, engineering, and governmental matters, as well as relevant industry knowledge.

Our policy on Board diversity relates to the selection of nominees for the Board. Our policy provides that while diversity and variety of experiences and viewpoints represented on the Board should always be considered, a director nominee should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee, the Governance and Nominating Committee focuses on skills, expertise and background that would complement the existing Board, recognizing that the Company’s businesses and operations are diverse and global in nature. For example, our directors are citizens of the United States, Mexico, Canada and the United Kingdom and we have four women directors as of the date of this Proxy Statement.

The Board of Directors recommends a vote “FOR” ITEM 1, to elect each of the following director nominees.

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Attributes, Experience and Skills Michael G. Morris Mary Anne Citrino Timothy P. Flynn Kathryn S. Fuller Roy C. Harvey James A. Hughes James E. Nevels James W. Owens Carol L. Roberts Suzanne Sitherwood Steven W. Williams Ernesto Zedillo
Gender (1/3 of the Board is female) M F M F M M M M F F M M Leadership Experience (Chairman, CEO, President, Senior Managing Director and/or CFO) International Experience Financial Literacy Audit Committee Financial Expertise* Government Relations Experience Relevant Industry Experience Risk Management Expertise Environmental and Sustainability Experience

2017 PROXY STATEMENT

Item 1 Election of Directors (continued)

Michael G. Morris (Chairman)

Director since: 2016

Age: 70

Committees: Executive Committee (Chair)

Other Current Public Directorships:

L Brands, Inc.; The Hartford Financial Services Group, Inc.; Spectra Energy Corp.

Career Highlights and Qualifications: Mr. Morris was Chairman of American Electric Power Company, Inc. (AEP), one of the nation’s largest utility generators and owner of the largest electricity transmission system in the United States, from 2004 through 2013. He served as Chief Executive Officer of AEP and all of its major subsidiaries from 2004 until his retirement in November 2011 and as President from 2004 to 2011. From 1997 to 2003, Mr. Morris was Chairman, President and Chief Executive Officer of Northeast Utilities. Prior to that, he held positions of increasing responsibility in energy and natural gas businesses.

Other Current Affiliations: In addition to his public company board memberships, Mr. Morris serves as Chairman of the Eastern Michigan University Board of Regents as well as Chair of the Finance Committee of the Michigan State University Law College. He is also Chair of the Columbus Downtown Development Corporation, a non-profit organization dedicated to the development of facilities in the city. Lastly, Mr. Morris serves on the board of Battelle Institute, which oversees many of the U.S. national labs.

Previous Directorships: Mr. Morris was a director of Alcoa Inc. from 2008 to 2016 and was Chairman of AEP from 2004 through 2013.

Attributes and Skills: Mr. Morris has proven business acumen, having served as the Chief Executive Officer of significant, complex organizations. Mr. Morris’ experience in the energy field is a valuable resource to the Company, which has significant energy assets. In addition, Mr. Morris is a leader in developing the carbon sequestration process, a technology that could be used in reducing greenhouse gas emissions.

Mary Anne Citrino Director since: 2016 Age: 57 Committees: Governance and Nominating Committee; Public Issues Committee Other Current Public Directorships: HP Inc., Dollar Tree Inc., Ahold Delhaize

Career Highlights and Qualifications: Ms. Citrino has served as Senior Advisor of The Blackstone Group L.P., a multinational private equity, alternative asset management and financial services corporation, since 2015, and as Senior Managing Director of Blackstone Advisory Partners L.P. from 2004 until 2015. At Blackstone, she advised a broad range of clients in the consumer products industry including Procter & Gamble, Kraft Foods and Nestlé. Before joining Blackstone, she spent more than 20 years advising clients at Morgan Stanley. From 1986 until 2004, she served as a Managing Director at Morgan Stanley, holding positions as Global Head of Consumer Products Investment Banking Group and Co-Head of Health Care Services Investment Banking. She previously served as a Mergers and Acquisitions Analyst at Morgan Stanley from 1982 until 1984.

Other Current Affiliations: In addition to her public company board memberships, Ms. Citrino serves on the Retail & Tourism Advisory Board of the Partnership Fund for New York City and on the Advisory Council at Princeton University’s Center for Health and Wellness.

Attributes and Skills: Ms. Citrino’s more than 30-year career as an investment banker provides the Board with substantial knowledge regarding business operations strategy, as well as valuable financial and investment expertise. Her expertise in finance and business operations is an invaluable asset to Alcoa as it pursues its strategic plans as an independent publicly-traded company.

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2017 PROXY STATEMENT

Item 1 Election of Directors (continued)

Timothy P. Flynn Director since: 2016 Age: 60 Committees: Audit Committee; Public Issues Committee Other Current Public Directorships: JPMorgan Chase & Co., Walmart Stores, Inc., United Health Group

Career Highlights and Qualifications: Mr. Flynn was Chairman of KPMG International, a global professional services organization that provides audit, tax and advisory services, from 2007 until his retirement in October 2011. He served as Chairman from 2005 to 2010 and Chief Executive Officer from 2005 to 2009 of KPMG LLP in the U.S., the largest individual member firm of KPMG International. Before serving as Chairman and CEO, Mr. Flynn was Vice Chairman, Audit and Risk Advisory Services, with operating responsibility for the Audit, Risk Advisory and Financial Advisory Services practices.

Other Current Affiliations: In addition to his public company board memberships, Mr. Flynn serves as a director for International Integrated Reporting Council and a trustee for the University of St. Thomas—Minnesota.

Previous Directorships: Mr. Flynn was a director of The Chubb Corporation from 2013 until 2016.

Attributes and Skills: Through his leadership positions at KPMG, Mr. Flynn gained perspective on the evolving business and regulatory environment, and brings to the Board his experience with many of the issues facing complex, global companies, as well as expertise in financial services and risk management. Mr. Flynn is an audit committee financial expert.

Kathryn S. Fuller Director since: 2016 Age: 70 Committees: Compensation and Benefits Committee; Governance and Nominating Committee (Chair); Executive Committee

Career Highlights and Qualifications: Ms. Fuller serves as Vice Chair of the Board of Directors of the Smithsonian’s National Museum of Natural History, the world’s preeminent museum and research complex, having served as Chair until November 2016. She currently serves on the board, and chairs the Nominating and Governance Committee at, The Robert Wood Johnson Foundation, a leading philanthropy in the field of health and health care. Ms. Fuller is also the Chair of the Institute at Brown for Environment & Society (Brown University) which seeks to prepare leaders to understand and holistically manage complex social and environmental systems.

Ms. Fuller retired as Chair of The Ford Foundation, a nonprofit organization, in September 2010, after having served in that position since May 2004.

Ms. Fuller retired as President and Chief Executive Officer of World Wildlife Fund U.S. (WWF), one of the world’s largest nature conservation organizations, in July 2005, after having served in those positions since 1989. Ms. Fuller continues her affiliation with WWF as President Emerita and an honorary member of the Board of Directors. Ms. Fuller was a Public Policy Scholar at the Woodrow Wilson International Center for Scholars, a nonpartisan institute established by Congress for advanced study of national and world affairs, for the academic year beginning in October 2005.

Ms. Fuller had various responsibilities with WWF and The Conservation Foundation from 1982 to 1989, including executive vice president, general counsel and director of WWF’s public policy and wildlife trade monitoring programs. Before that, she held several positions in the U.S. Department of Justice, including as attorney / advisor in the Office of Legal Counsel, which advises the White House and Executive Branch on constitutional and federal statutory questions, and culminating as Chief, Wildlife and Marine Resources Section, from 1981 to 1982.

Previous Directorships: Ms. Fuller was a director of Alcoa Inc. from 2002 to 2016.

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2017 PROXY STATEMENT

Item 1 Election of Directors (continued)

Attributes and Skills: Ms. Fuller has led three internationally recognized and respected organizations, having served as the chief executive officer of WWF, Chair of The Ford Foundation, and Chair of the Smithsonian’s National Museum of Natural History. Her experience in managing world-class organizations, combined with her proven leadership skills, international experience and environmental and health focus, contribute to the diversity of the Board. The Company recognizes the need to earn the right to continue to do business in the communities in which it operates, and as a result, the Board seeks the input of directors, such as Ms. Fuller, who have a broad perspective on sustainable development.

Roy C. Harvey Director since: 2016 Age: 43 Committees: Executive Committee

Career Highlights and Qualifications: Mr. Harvey is the Chief Executive Officer of Alcoa.

From October 2015 until the Separation, he was Executive Vice President of ParentCo and President of ParentCo’s Global Primary Products business. From June 2014 to October 2015, he was Executive Vice President, Human Resources and Environment, Health, Safety and Sustainability at ParentCo. As part of that role, he also oversaw the Alcoa Foundation, one of the largest corporate foundations in the U.S. In addition, Mr. Harvey held a variety of operational and financial assignments across the U.S., Europe and Latin America during his career at ParentCo, predominantly in its upstream business. As the Chief Operating Officer for Global Primary Products at ParentCo from July 2013 to June 2014, he oversaw the day-to-day global operations of ParentCo’s mining, refining, smelting, casting and energy businesses. Prior to that role, he was Chief Financial Officer for Global Primary Products from December 2011 to July 2013. Mr. Harvey also interfaced with securities analysts and investors globally as Director of Investor Relations at ParentCo from September 2010 to November 2011, and he was Director of Corporate Treasury from January 2010 to September 2010. Mr. Harvey joined ParentCo in 2002 as a business analyst for Global Primary Products in Knoxville, Tennessee.

Attributes and Skills: As the only management representative on the Board, Mr. Harvey’s leadership of, and extensive experience and familiarity with, Alcoa’s businesses provides the Board with invaluable insight into the Company’s operations and strategic direction. His broad range of operational, financial, investor relations and other roles at ParentCo has given him an in-depth and well-rounded understanding of the Company.

James A. Hughes Director since: 2016 Age: 54 Committees: Audit Committee; Public Issues Committee Other Current Public Directorships: TPI Composites Inc.

Career Highlights and Qualifications: Mr. Hughes is former Chief Executive Officer and Director of First Solar, Inc., a leading global provider of comprehensive photovoltaic solar systems which use its advanced module and system technology. He joined First Solar, Inc. in March 2012 as Chief Commercial Officer and was appointed Chief Executive Officer in May 2012. He stepped down as Chief Executive Officer on June 30, 2016 and resigned from the board on September 1, 2016. Prior to joining First Solar, Mr. Hughes served, from October 2007 until April 2011, as Chief Executive Officer and Director of AEI Services LLC, which owned and operated power distribution, power generation (both thermal and renewable), natural gas transportation and services, and natural gas distribution businesses in emerging markets worldwide. From 2004 to 2007, he engaged in principal investing with a privately held company based in Houston, Texas that focused on micro-cap investments in North American distressed manufacturing assets. Previously, he served, from

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Item 1 Election of Directors (continued)

2002 until March 2004, as President and Chief Operating Officer of Prisma Energy International, which was formed out of former Enron interests in international electric and natural gas utilities. Prior to that role, Mr. Hughes spent almost a decade with Enron Corporation in positions that included President and Chief Operating Officer of Enron Global Assets, President and Chief Operating Officer of Enron Asia, Pacific, Africa and China, and Assistant General Counsel of Enron International.

Other Current Affiliations: In addition to his public company board membership, Mr. Hughes serves as the Chairman of the Los Angeles Branch of the Federal Reserve Bank of San Francisco. He also serves as Chairman of the board of directors of Eos Energy Storage LLC.

Previous Directorships: First Solar, Inc. (2012-2016) and APR Energy PLC (2013-2015)

Attributes and Skills: Mr. Hughes’s extensive experience in the energy sector will benefit the Company given the Company’s portfolio of energy assets. His previous leadership positions at large energy and utility companies enable him to contribute valuable business, operational and management expertise. Mr. Hughes’ service as Chairman of the Los Angeles Branch of the Federal Reserve Bank of San Francisco also imparts significant financial expertise. Mr. Hughes is an audit committee financial expert.

James E. Nevels

Director since: 2016

Age: 65

Committees: Compensation and Benefits Committee; Governance and Nominating Committee; Executive Committee

Other Current Public Directorships:

First Data Corporation; WestRock Company (Lead Independent Director); The Hershey Company (Lead Independent Director)

Career Highlights and Qualifications: Mr. Nevels founded The Swarthmore Group in 1991 and has served as its Chairman since that time. He has more than 36 years of experience in the securities and investment industry and is a member of The Swarthmore Group’s Executive Committee. Mr. Nevels was appointed by the President of the United States to the Advisory Committee to the Pension Benefit Guaranty Corporation and served as Chairman from 2005 until 2007. In December 2001, Mr. Nevels was appointed by the Governor of Pennsylvania as Chairman of the Philadelphia School Reform Commission and served through September 2007 overseeing the turnaround of the Philadelphia School System, then the ninth largest school district in the United States. In addition, Mr. Nevels served as a member of the Board of The Federal Reserve Bank of Philadelphia from 2010 to 2015, and served as Chair of the Board in 2014 and 2015. Mr. Nevels has announced his intention not to seek reelection to The Hershey Company board of directors in May 2017.

Other Current Affiliations: In addition to his public company board memberships, Mr. Nevels is currently a member of the Board of the Marine Corps Heritage Foundation, member of the Board of MMG Insurance Company (term expiring in April 2017), member of the Board of The Barbara Bush Foundation for Family Literacy, member of the Board of Trustees of the Pro Football Hall of Fame (Emeritus Status), a member of the Council of Foreign Relations, a member of the Board of Trustees of PGA Reach, and a member of the Board of Trustees of Trout Unlimited.

Attributes and Skills: Mr. Nevels’ background and experience as an investment advisor and director and chairman of large public companies give him broad knowledge and perspective on the governance and leadership of publicly traded companies, as well as financial expertise that provide the Board with valuable insight.

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Item 1 Election of Directors (continued)

James W. Owens

Director since: 2016

Age: 71

Committees: Compensation and Benefits Committee (Chair); Governance and Nominating

Other Current Public Directorships:

International Business Machines Corporation; Morgan Stanley

Career Highlights and Qualifications: Mr. Owens served as Chairman and Chief Executive Officer of Caterpillar Inc., a leading manufacturer of construction and mining equipment, diesel and natural gas engines and industrial gas turbines, from February 2004 through June 2010. He was Executive Chairman from June to October 2010, when he retired from the company.

Mr. Owens served as Vice Chairman of Caterpillar from December 2003 to February 2004 and as Group President from 1995 to 2003, responsible at various times for 13 of the company’s 25 divisions. Mr. Owens joined Caterpillar in 1972 as a corporate economist and was named chief economist of Caterpillar Overseas S.A. in Geneva, Switzerland in 1975. From 1980 until 1987, he held managerial positions in the Accounting and Product Source Planning Departments. In 1987, he became managing director of P.T. Natra Raya, Caterpillar’s joint venture in Indonesia. He held that position until 1990, when he was elected a Corporate Vice President and named President of Solar Turbines Incorporated, a Caterpillar subsidiary in San Diego, California. In 1993, he was elected Vice President and Chief Financial Officer.

Other Current Affiliations: In addition to his public company board memberships, Mr. Owens is Chairman of the Board of Trustees of N.C. State University, and Chairman of the Executive Committee at the Peterson Institute for International Economics. He is also a member of the Council on Foreign Relations.

Previous Directorships: Mr. Owens was a director of Alcoa Inc. from 2005 to 2016 and was Chairman of Caterpillar Inc. from 2004 to 2010. He was also former Chairman and Executive Committee member of the Business Council.

Attributes and Skills: Mr. Owens’ previous leadership positions, including as Chief Executive Officer of a significant, complex global industrial company, bring to the Board proven business acumen, management experience and economics expertise. His background as former Chief Financial Officer of Caterpillar also provides a strong financial foundation.

Carol L. Roberts Director since: 2016 Age: 57 Committees: Audit Committee (Chair); Compensation and Benefits Committee; Executive Committee Other Current Public Directorships: VF Corporation

Career Highlights and Qualifications: Ms. Roberts is Senior Vice President and Chief Financial Officer of International Paper Company (IP), a global leader in packaging and paper with manufacturing operations in 24 countries. Ms. Roberts has over 35 years of industrial manufacturing experience, having worked in multiple facilities and across various functions at IP. Before being named Chief Financial Officer in 2011, Ms. Roberts led IP’s largest business, the Industrial Packaging Group. While in that role, she led IP’s acquisition of Weyerhaeuser’s packaging business. Ms. Roberts has also served as IP’s Vice President of People Development for three years, during which she developed human resources programs that have had a major impact on IP’s talent posture and employee engagement. Ms. Roberts has served in a variety of operational and technical roles since beginning her career with IP in 1981 as an associate engineer at the company’s Mobile, Alabama mill. Ms. Roberts announced her intention to retire from IP at the end of March 2017.

Previous Directorships: Ms. Roberts was a director of Alcoa Inc. from 2014 to 2016.

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Item 1 Election of Directors (continued)

Attributes and Skills: Ms. Roberts’ career spans engineering, manufacturing, business management, human resources and finance, bringing a strong set of cross-functional experiences to the Board. Her role as Chief Financial Officer of IP has provided a strong foundation for valuable contributions to Board discussions relating to financial and strategic matters. Ms. Roberts is an audit committee financial expert.

Suzanne Sitherwood Director since: 2016 Age: 52 Committees: Audit Committee; Public Issues Committee Other Current Public Directorships: Spire Inc.

Career Highlights and Qualifications: Ms. Sitherwood has been the Chief Executive Officer of Spire Inc. (formerly The Laclede Group, Inc.) since February 2012 and has been its President since September 2011.

Spire is the fifth largest, publicly-traded natural gas utility in the U.S., serving more than 1.7 million customers. Under her leadership, Spire acquired four natural gas utilities serving customers across Missouri, Alabama, and Mississippi and quadrupled its enterprise value. Prior to joining Spire, Ms. Sitherwood was President of three natural gas utilities at AGL Resources serving more than 1.6 million customers.

Other Current Affiliations: Ms. Sitherwood serves as deputy chair of the Federal Reserve Bank of St. Louis. She also serves on the boards of Civic Progress St. Louis, United Way of Greater St. Louis’ Executive Committee and Board, Birmingham Business Alliance and the American Gas Association, and is a Board Member of Southern Polytechnic State University in Marietta, Georgia. She also serves as a Board Member for Emory Hospital Visiting Committee.

Attributes and Skills: With more than 35 years of experience in the natural gas industry, serving in roles ranging from chief engineer to vice president gas operations and capacity planning, to the President and Chief Executive Officer of a public company owning five natural gas utilities, Ms. Sitherwood possesses significant leadership and management experience working in a regulatory environment while implementing strategic growth initiatives. Additionally, Ms. Sitherwood possesses finance acumen, as evidenced by her service as Deputy Chair of the Federal Reserve Bank of St. Louis.

Steven W. Williams

Director since: 2016

Age: 61

Committees: Compensation and Benefits Committee; Governance and Nominating Committee; Executive Committee

Other Current Public Directorships:

Suncor Energy Inc.

Career Highlights and Qualifications: Mr. Williams has served as President of Suncor Energy since December 2011 and Chief Executive Officer since May 2012. His career with Suncor Energy began in 2002 when he was appointed Executive Vice President, Corporate Development and Chief Financial Officer. He also served at Suncor Energy as Executive Vice President, Oil Sands, from 2003 to 2007 and as Chief Operating Officer, from 2007 to 2011. Mr. Williams has more than 39 years of international energy industry experience, including 18 years at Esso/Exxon.

Other Current Affiliations: In addition to his public company board membership, Mr. Williams is a fellow of the Institution of Chemical Engineers and is a member of the Institute of Directors. He is one of 12 founding CEOs of Canada’s Oil Sands Innovation Alliance (COSIA), a member of the advisory board of Canada’s Ecofiscal Commission, a member of the Board of the Business Council of Canada, and vice-chair of the Alberta Premier’s Advisory Committee on the Economy.

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Item 1 Election of Directors (continued)

Attributes and Skills: Mr. Williams has decades of experience in leadership positions at large, publicly-traded energy companies. His expertise in the energy sector, both on the operational and financial side, brings valuable insight and experience to the Board. Mr. Williams also has extensive experience with business leadership organizations and advising government organizations regarding businesses and the economy.

Ernesto Zedillo

Director since: 2016

Age: 65

Committees: Audit Committee; Public Issues Committee (Chair)

Other Current Public Directorships:

Citigroup Inc.; Promotora de Informaciones, S.A.; The Procter & Gamble Company

Career Highlights and Qualifications: Dr. Zedillo has been at Yale University since 2002, where he is the Frederick Iseman ’74 Director of the Yale Center for the Study of Globalization; Professor in the Field of International Economics and Politics; Professor of International and Area Studies; and Professor Adjunct of Forestry and Environmental Studies. He was a Distinguished Visiting Fellow at the London School of Economics in 2001.

Dr. Zedillo was President of Mexico from December 1994 to December 2000. He served in the Federal Government of Mexico as Undersecretary of the Budget (1987-1988); as Secretary of Economic Programming and the Budget and board member of various state owned enterprises, including PEMEX, Mexico’s national oil company (1988-1992); and as Secretary of Education (1992-1993). From 1978 to 1987, he was with the central bank of Mexico where he served as deputy manager of economic research and deputy director. From 1983 to 1987, he was the founding General Director of the Trust Fund for the Coverage of Exchange Risks, a mechanism created to manage the rescheduling of the foreign debt of the country’s private sector that involved negotiations and complex financial operations with hundreds of firms and international banks.

Dr. Zedillo earned his Bachelor’s degree from the School of Economics of the National Polytechnic Institute in Mexico and his M.A., M.Phil. and Ph.D. at Yale University. In Mexico, he taught economics at the National Polytechnic Institute and El Colegio de Mexico.

Other Current Affiliations: In addition to his public company board memberships, Dr. Zedillo belongs to the international advisory board of BP. He is a senior advisor to the Credit Suisse Research Institute. His current service in non-profit institutions includes being Chair of the Natural Resource Governance Institute and Co-Chair of the Board of Inter-American Dialogue.

Previous Directorships: Dr. Zedillo was a director of Alcoa Inc. from 2002 to 2016, a director of Electronic Data Systems Corporation from 2007 to 2008, and a director of the Union Pacific Corporation from 2001 to 2006.

Attributes and Skills: From his broad experience in government and international politics and his prior service as President of Mexico, Dr. Zedillo brings international perspective and insight to matters such as governmental relations and public issues in the various countries in which Alcoa operates. Dr. Zedillo also has significant financial experience, having previously served on the audit committee of Union Pacific and as the Secretary of Economic Programming and the Budget for Mexico, as well as having held various positions at Banco de México, the central bank of Mexico. Dr. Zedillo is an audit committee financial expert.

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Item 1 Election of Directors (continued)

Nominating Board Candidates – Procedures and Director Qualifications

Stockholder Recommendations for Director Nominees

Any stockholder wishing to recommend a candidate for director should submit the recommendation in writing to our principal executive offices: Alcoa Corporation, Governance and Nominating Committee, c/o Corporate Secretary, 390 Park Avenue, New York, New York 10022-4608. The written submission should comply with all requirements set forth in the Company’s Certificate of Incorporation and Bylaws. The committee will consider all candidates recommended by stockholders who comply with the foregoing procedures and satisfy the minimum qualifications for director nominees and Board member attributes.

Advance Notice Director Nominations

Alcoa’s Bylaws provide that any stockholder entitled to vote at an annual stockholders’ meeting may nominate one or more director candidates for election at that annual meeting by following certain prescribed procedures. To be timely, the stockholder must provide to Alcoa’s Corporate Secretary written notice of the stockholder’s intent to make such a nomination or nominations not earlier than 120 days and not later than 90 days at the close of business before the anniversary date of the immediately preceding annual meeting, except as otherwise provided in the Bylaws. The notice must contain all of the information required in the Company’s Bylaws.

Any such notice must be sent to our principal executive offices: Alcoa Corporation, 390 Park Avenue, New York, New York 10022-4608, Attention: Corporate Secretary. For the 2018 annual meeting, such notice must be delivered to the Corporate Secretary no earlier than January 10, 2018 and no later than February 9, 2018.

Proxy Access Director Nominations

In addition to advance notice procedures, our Bylaws also include provisions permitting, subject to certain terms and conditions set forth therein, stockholders who have maintained continuous qualifying ownership of at least 3% of our outstanding common stock for at least three years to nominate a number of director candidates not to exceed the greater of two candidates or 20% of the number of directors then in office who will be included in our annual meeting proxy statement. Stockholders who wish to nominate a proxy access candidate must follow the procedures described in our Bylaws. Proxy access candidates and the stockholder nominators meeting the qualifications and requirements set forth in our Bylaws will be included in the Company’s proxy statement and ballot. To be timely, a stockholder’s proxy access notice must be delivered to our principal executive offices, Alcoa Corporation, 390 Park Avenue, New York, New York 10022-4608, Attention: Corporate Secretary, no earlier than 150 days and no later than 120 days before the one-year anniversary of the date that we commenced mailing of our definitive proxy statement (as stated in such proxy statement) for the immediately preceding annual meeting, except as otherwise provided in the Bylaws. For the 2018 annual meeting, such notice must be delivered to our principal executive offices no earlier than October 18, 2017 and no later than November 17, 2017.

Minimum Qualifications for Director Nominees and Board Member Attributes

The Governance and Nominating Committee is charged with determining the criteria, objectives and procedures for selecting members of the Board. The Board membership criteria are set forth in the Company’s Corporate Governance Guidelines, and the Committee will consider such criteria in the context of the existing composition and needs of the Board and its Committees.

Alcoa has adopted the following criteria for identification, evaluation and selection of directors:

✓	Directors must have demonstrated the highest ethical behavior and must be committed to the Company’s values.
✓	Directors must be committed to seeking and balancing the legitimate long-term interests of all of the Company’s stakeholders, including its stockholders, customers, employees and the communities where the Company has an impact. Directors must not be primarily beholden to any special interest group or constituency.

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Item 1 Election of Directors (continued)

✓	It is the objective of the Board that all non-management directors be independent. In addition, no director should have, or appear to have, a conflict of interest that would impair that director’s ability to make decisions consistently in a fair and balanced manner.
✓	Directors must be independent in thought and judgment. They must each have the ability to speak out on difficult subjects; to ask tough questions and demand accurate, honest answers; to constructively challenge management; and at the same time, act as an effective member of the team, engendering by his or her attitude an atmosphere of collegiality and trust.
✓	Each director must have demonstrated excellence in his or her area and must be able to deal effectively with crises and to provide advice and counsel to the Chief Executive Officer and his or her peers.
✓	Directors should have proven business acumen, serving or having served as a Chief Executive Officer, Chief Operating Officer or Chief Financial Officer of a significant, complex organization, or other senior leadership role in a significant, complex organization; or serving or having served in a significant policy-making or leadership position in a well-respected, nationally or internationally recognized educational institution, not-for-profit organization or governmental entity; or having achieved a widely recognized position of leadership in the director’s field of endeavor, which adds substantial value to the oversight of material issues related to the Company’s business.
✓	Directors must be committed to understanding the Company and its industry; to regularly preparing for, attending and actively participating in meetings of the Board and its committees; and to ensuring that existing and future individual commitments will not materially interfere with the director’s obligations to the Company. The number of other board memberships in light of the demands of a director nominee’s principal occupation, should be considered, as well as travel demands for meeting attendance.
✓	Directors must understand the legal responsibilities of board service and fiduciary obligations. All members of the Board should be financially literate and have a sound understanding of business strategy, business environment, corporate governance and board operations. At least one member of the Board must satisfy the requirements of an “audit committee financial expert.”
✓	Directors must be self-confident and willing and able to assume leadership and collaborative roles as needed. They need to demonstrate maturity, valuing board and team performance over individual performance and respect for others and their views.
✓	New director nominees should be able to, and committed to, serve as a member of the Board for an extended period of time.
✓	While diversity and a variety of experiences and viewpoints represented on the Board should always be considered, a director nominee should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee, the Governance and Nominating Committee will focus on any special skills, expertise or background that would complement the existing Board, recognizing that the Company’s businesses and operations are diverse and global in nature.
✓	Directors should have reputations, both personal and professional, consistent with the Company’s image and reputation.

Process of Evaluation of Director Candidates

The Governance and Nominating Committee will make a preliminary review of a prospective candidate’s background, career experience and qualifications based on available information. If a consensus is reached by the committee that a particular candidate would likely contribute positively to the Board’s mix of skills and experiences, and a Board vacancy exists or is likely to occur, the committee will conduct interviews with the candidate and may invite other Board members or senior Alcoa executives to interview the candidate to assess the candidate’s overall qualifications. The committee will consider the candidate against the criteria it has adopted in the context of the Board’s then current composition and the needs of the Board and its committees, and make a recommendation to the Board as to whether the candidate should be nominated for election. This procedure is the same for all candidates, including director candidates identified by stockholders.

Alcoa Board members who had not previously served on the ParentCo board of directors prior to the Separation either were identified through a nationally-recognized search firm retained by ParentCo or were recommended by ParentCo directors.

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Item 1 Election of Directors (continued)

Non-Employee Director Compensation Program

Our non-employee director compensation program is designed to attract and retain outstanding director candidates who have the requisite experience and background as set forth in our Corporate Governance Guidelines, as well as to recognize the substantial time and effort necessary to exercise oversight of a complex global organization like Alcoa and fulfill the other responsibilities required of our directors. Non-employee directors receive a mix of cash and equity-based compensation totaling $240,000 per year (plus committee service fees, if applicable) for service on the Board. Mr. Harvey, our sole employee director, does not receive additional compensation for his Board service.

Consistent with its charter, the Governance and Nominating Committee will review director compensation periodically and recommend changes to the Board as it deems appropriate. The Board approved a Non-Executive Chairman Fee of $150,000, with effect from November 1, 2016, based on a comparative market analysis prepared by Pay Governance LLC, the independent compensation consultant selected by the Compensation and Benefits Committee.

Director Fees

The table below sets forth the components of compensation for our non-employee directors (to be prorated based on actual service periods) approved by the Board:

Annual Compensation Element	Amount
Retainer for Non-Employee Directors	$120,000
Equity Award for Non-Employee Directors	$120,000	(1)
Annual Cash Fees(2)
Non-Executive Chairman Fee	$150,000
Audit Committee Chair Fee (includes Audit Committee Member Fee)	$27,500
Audit Committee Member Fee	$11,000
Compensation and Benefits Committee Chair Fee	$20,000
Other Committee Chair Fee	$16,500

Stock Ownership Requirement	$750,000
(1)	The annual equity award is granted in the form of restricted share units following the annual meeting for continuing directors, generally with one-year cliff vesting. Non-employee directors were granted a restricted share unit award as compensation for service from November 2016 to May 2017, in accordance with the Alcoa Corporation Non-Employee Director Compensation Policy. Vested restricted share units will be settled in a lump sum or installments following termination of service on the Board in accordance with the elections made by non-employee directors.
(2)	Each non-employee director may elect to defer all or part of the cash compensation, including into additional restricted share units that are fully vested at grant, pursuant to the Alcoa Corporation Directors’ Deferred Fee Plan. Deferred amounts are paid in cash either in a lump sum or installments following termination of service on the Board in accordance with the elections made by non-employee directors.

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Item 1 Election of Directors (continued)

2016 Director Compensation

The following table sets forth the total compensation of the Company’s non-employee directors for the year ended December 31, 2016.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Michael G. Morris	$45,000	$60,013	$105,013
Mary Anne Citrino	$20,000	$60,013	$80,013
Timothy P. Flynn	$21,833	$60,013	$81,846
Kathryn S. Fuller	$22,750	$60,013	$82,763
James A. Hughes	$21,833	$60,013	$81,846
James E. Nevels	$20,000	$60,013	$80,013
James W. Owens	$23,333	$60,013	$83,346
Carol L. Roberts	$24,583	$60,013	$84,596
Suzanne Sitherwood	$21,833	$60,013	$81,846
Steven W. Williams	$20,000	$60,013	$80,013
Ernesto Zedillo	$24,583	$60,013	$84,596
(1)	This column reflects the cash fees earned by directors for Board and Committee service to Alcoa beginning November 1, 2016, whether or not such fees were deferred.
(2)	This column reflects the aggregate grant date fair value, determined in accordance with the Financial Accounting Standard Board’s Accounting Standards Codification 718, Compensation—Stock Compensation (“ASC Topic 718”), of the restricted share unit awards granted by Alcoa on December 1, 2016. A discussion of the relevant assumptions is set forth in Note M to the consolidated financial statements set forth in the 2016 Annual Report. As of December 31, 2016, each director held 2,078 restricted share units.

Stock Ownership Guideline for Non-Employee Directors

To further align the interests of directors with the long-term interests of our stockholders, non-employee directors are required to own, until retirement from the Alcoa Board, at least $750,000 in our common stock (including shares relating to restricted share units). For non-employee directors who previously served on the ParentCo board of directors and participated in the ParentCo director deferred fee plan, cash-settled deferred share units relating to ParentCo common stock that, upon the Separation, were converted from cash-settled deferred share units relating to Alcoa common stock, are counted for purposes of meeting the stock ownership requirement. Accordingly, whether a director holds shares of Alcoa common stock, restricted share units, or deferred share units, directors have the same economic interest in the performance of the Company, which further aligns directors’ interests with those of our stockholders.

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Item 1 Election of Directors (continued)

The following table shows the value of each non-employee director’s holdings in Alcoa common stock, restricted share units, and deferred share units as of March 1, 2017, based on the closing price per share of our common stock on the New York Stock Exchange on that date.

Non-Employee Directors	Value of Alcoa Stock, Restricted Share Units and Deferred Share Units
Mary Anne Citrino	$78,945
Timothy P. Flynn	$78,945
Kathryn S. Fuller	$1,028,000
James A. Hughes	$78,945
Michael G. Morris	$1,884,000
James E. Nevels	$80,200
James W. Owens	$1,394,650
Carol L. Roberts	$594,500
Suzanne Sitherwood	$78,945
Steven W. Williams	$78,945
Ernesto Zedillo	$1,664,450

Prohibitions against Short Sales, Hedging, Margin Accounts and Pledging

Company policy prohibits directors and executive officers from pledging, holding in margin accounts, or engaging in short sales or hedging transactions with respect to any of their Company stock, which continues to align the interests of our directors and executive officers with those of our stockholders.

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Corporate Governance

The Board has adopted a number of policies to support our values and good corporate governance, which we believe are important to the success of our business and in advancing stockholder interests.

Corporate Governance Highlights

The following governance documents are available on our website, www.alcoa.com, under “Investors — Corporate Governance — Governance Documents.”

•	Certificate of Incorporation and Bylaws
•	Committee Charters
•	Corporate Governance Guidelines
•	Director Independence Standards
•	Board Confidentiality Policy
•	Business Conduct Policies
•	Code of Ethics for our Chief Executive Officer, Chief Financial Officer and Other Financial Professionals
•	Insider Trading Policy
•	Policy for Hiring Members (or Former Members) of Independent Public Auditors
•	Related Person Transaction Approval Policy

Paper copies of the above documents can be obtained by writing to the Alcoa Corporation, 390 Park Avenue, New York, New York 10022-4608, Attention: Corporate Secretary.

Presented below are some highlights of Alcoa’s corporate governance program. You can find details about these and other corporate governance policies and practices within this Proxy Statement.

Board Independence

•   11 of our 12 directors are independent as defined by the listing standards of the NYSE and the Company’s Director Independence Standards.

•   Our Chief Executive Officer is the only management director.

Board Composition

•   Currently, the Board has fixed the number of directors at 12.

•   We will regularly assess the performance of our Board and can adjust the number of directors according to our needs.

•   As shown under “Director Qualifications, Skills and Attributes”, our Board has a diverse mix of skills, experience, and background.

Accountability to Stockholders

•   Majority Voting in the Election of Directors/Resignation. Our Bylaws provide for majority voting in uncontested elections of directors and that any incumbent nominee for director who is not elected must promptly tender his or her resignation to the Board for its consideration, in accordance with the Bylaws.

•   Special Meetings. Stockholders are permitted to call special meetings in accordance with the Company’s Certificate of Incorporation and Bylaws.

•   Action by Written Consent. Stockholders may act by written consent in accordance with the Certificate of Incorporation and Bylaws.

•   Engagement with Stockholders. Stockholders may contact our Board or management by email or regular mail.

Board Committees

•   We have five Board committees. Audit, Compensation and Benefits, Governance and Nominating, Public Issues, and Executive.

•   Independent Committee Members. All of the Board committees, except the Executive Committee, are composed entirely of independent directors.

•   Charters. Each Board committee has a written charter, that will be reviewed and re-assessed annually, which is posted on our website.

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Corporate Governance (continued)

Board Participation

•    Limits on Public Company Audit Committee Memberships. Directors who serve on our Audit Committee should not serve on more than two other public companies’ audit committees.

•    Limits on CEO Public Board Memberships. Directors who serve as chief executive officers of public companies should not serve on more than two outside public company boards (in addition to the company’s board for which he or she is the chief executive officer).

•    Other Directors. Other directors should not serve on more than four outside public company boards (in addition to our Board).

•    Attendance. Directors’ attendance at annual meetings is expected.

Prohibition Against Short Sales, Hedging, Margin Accounts and Pledging

•    Insider Trading Policy. Our Insider Trading Policy contains restrictions that, among other things, prohibit: (1) short sales of Alcoa securities and derivative or speculative transactions in Alcoa securities; (2) the use of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of Alcoa securities; and (3) directors and executive officers from holding Alcoa securities in margin accounts or pledging Alcoa securities as collateral.

Proxy Access

•    Our Bylaws include provisions permitting, subject to certain terms and conditions, stockholders who have maintained continuous qualifying ownership of at least 3% of our outstanding common stock for at least three years to use our annual meeting proxy statement to nominate a number of director candidates not to exceed the greater of two candidates or 20% of the number of directors then in office.

Commitment toward Sustainability	• Alcoa is committed to operating sustainably in the communities in which we do business. • We will be publishing our first sustainability report as Alcoa Corporation in 2017.
Risk Oversight

•    Our full Board is responsible for risk oversight, and has designated committees to have particular oversight of certain key risks. Our Board oversees management as it fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks.

Board Oversight of Political Activities	• The Public Issues Committee oversees the Company’s policies and practices relating to its political activities.
Succession Planning	• The Board intends to actively monitor our management succession and development plans and receive regular updates on employee engagement, diversity and retention matters.
Board and Committee Self-Evaluation	• We will implement an annual self-evaluation process for the Board and each standing Committee of the Board.
Stock Ownership Guidelines

•    We have robust stock ownership guidelines.

•    The CEO and each of the other NEOs must retain equity equal in value to 6 times and 2 to 3 times their base salaries, respectively.

•    Non-employee directors must retain equity in value of at least $750,000.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines, which are designed to assist the Board in the exercise of its duties and responsibilities to the Company. They reflect the Board’s commitment to monitor the effectiveness of decision-making at the Board and management level with a view to achieving Alcoa’s strategic objectives. They are subject to modification by the Board at any time.

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Corporate Governance (continued)

Business Conduct Policies and Code of Ethics

The Company’s Business Conduct Policies apply equally to the directors and to all officers and employees of the Company, as well as those of our controlled subsidiaries, affiliates and joint ventures. The directors and employees in positions to make discretionary decisions are surveyed annually regarding their compliance with the policies.

The Company also has a Code of Ethics applicable to the Chief Executive Officer, Chief Financial Officer and other financial professionals, including the principal accounting officer, and those persons subject to it are surveyed annually for compliance with it.

Only the Audit Committee can amend or grant waivers from the provisions of the Company’s Code of Ethics and Business Conduct Policies, and any such amendments or waivers will be posted promptly at on our website, www.alcoa.com. To date, no such amendments have been made or waivers granted.

Board Information

Director Independence

Providing objective, independent judgment is at the core of the Board’s oversight function. Under the Company’s Director Independence Standards, which conform to the corporate governance listing standards of the NYSE, a director is not considered “independent” unless the Board affirmatively determines that the director has no material relationship with the Company or any subsidiary in the consolidated group. The Director Independence Standards include a list of all categories of material relationships affecting the determination of a director’s independence. Any relationship that falls below a threshold set forth in the Director Independence Standards, or is not otherwise listed in the Director Independence Standards or the NYSE listing standards, and is not required to be disclosed under Item 404(a) of SEC Regulation S-K, is deemed to be an immaterial relationship.

The Board has affirmatively determined that all the directors are independent except Mr. Harvey, who is employed by the Company (and therefore does not meet the independence standards set forth in the Director Independence Standards). In the course of making its determination regarding independence, the Board did not find any material relationships that would impact a director’s independence, other than Mr. Harvey’s employment.

Board Leadership Structure

The Company’s current Board leadership structure provides for a non-executive Chairman of the Board who is appointed by the independent directors of the Board. The Board believes this current structure of separating the roles of Chairman and Chief Executive Officer allows for better alignment of corporate governance with the interests of stockholders. The Board also believes that this structure allows our Chief Executive Officer to focus on operating and managing the Company and leverages our Chairman’s experience in guidance and oversight. While the Board believes that this structure currently is in the best interests of Alcoa and its stockholders, it does not have a policy with respect to separating these two roles and could adjust the structure in the future as it deems appropriate.

Board Meetings and Attendance

The Board met once in 2016. In 2016, the directors attended all of the meetings of the Board and committees on which they served. Under Alcoa’s Corporate Governance Guidelines, all directors are expected to attend the annual meeting of stockholders.

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2017 PROXY STATEMENT

Corporate Governance (continued)

The following table sets forth the Board committees and the current members of each of the committees:

	Audit	Compensation and Benefits	Governance and Nominating	Public Issues	Executive
Mary Anne Citrino*			✓	✓
Timothy P. Flynn*	✓			✓
Kathryn S. Fuller*		✓	Chair		✓
Roy C. Harvey					✓
James A. Hughes*	✓			✓
Michael G. Morris*					Chair
James E. Nevels*		✓	✓		✓
James W. Owens*		Chair	✓
Carol L. Roberts*	Chair	✓			✓
Suzanne Sitherwood*	✓			✓
Steven W. Williams*		✓	✓		✓
Ernesto Zedillo*	✓			Chair
2016 Meetings	1	1	1	1	—
*	Independent Director

Board, Committee and Director Evaluations

The Board will implement an annual process to assess the effectiveness of the full Board, the operations of its committees and the contributions of director nominees. The Governance and Nominating Committee will oversee the evaluation of the Board as a whole and its committees, as well as individual evaluations of those directors who are being considered for possible re-nomination to the Board.

Committees of the Board

There are five standing committees of the Board. The Board has adopted written charters for each committee, which are available on our website at www.alcoa.com under “Investors—Corporate Governance—Governance Documents.”

Each of the Audit, Compensation and Benefits, Governance and Nominating, and Public Issues Committees consists solely of directors who have been determined by the Board to be independent in accordance with SEC regulations, NYSE listing standards and the Company’s Director Independence Standards (including the heightened independence standards and considerations for members of the Audit and Compensation and Benefits Committees).

COMMITTEE	RESPONSIBILITIES
Audit Committee

•    Oversees the integrity of the financial statements and internal controls, including review of the scope and the results of the audits of the internal and independent auditors

•    Appoints the independent auditors and evaluates their independence and performance

•    Reviews the organization, performance and adequacy of the internal audit function

•    Pre-approves all audit, audit-related, tax and other services to be provided by the independent auditors

•    Oversees the Company’s compliance with legal, ethical and regulatory requirements

•    Discusses with management and the auditors the policies with respect to risk assessment and risk management, including major financial risk exposures

Each member of the Audit Committee is financially literate, and the Board has determined that Messrs. Flynn and Hughes, Ms. Roberts and Dr. Zedillo each qualify as an “audit committee financial expert” under applicable SEC rules.

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2017 PROXY STATEMENT

Corporate Governance (continued)

COMMITTEE	RESPONSIBILITIES
Compensation and Benefits Committee

•   Establishes the Chief Executive Officer’s compensation based upon an evaluation of performance in light of approved goals and objectives

•   Reviews and approves the compensation of the Company’s other officers

•   Oversees the implementation and administration of the Company’s compensation and benefits plans, including pension, savings, incentive compensation and equity-based plans

•   Reviews and approves general compensation and benefit policies

•   Reviews and advises the Board with respect to clawback policies

•   Approves the Compensation Discussion and Analysis for inclusion in the Proxy Statement

•   Has the sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement (see “Compensation Consultants” on page 30 regarding the committee’s engagement of a compensation consultant.)

The Compensation and Benefits Committee may form and delegate its authority to subcommittees and management, when appropriate, including to a management employee benefits committee that administers certain broad-based employee benefit plans and delegation to the Chief Executive Officer to determine and approve annual incentive and long-term incentive awards for non-executive employees of the Company as prescribed by the Compensation and Benefits Committee. Executive officers do not determine the amount or form of executive or director compensation although the Chief Executive Officer provides recommendations to the Compensation and Benefits Committee regarding compensation changes and incentive compensation for executive officers other than himself. For more information on the responsibilities and activities of the committee, including its processes for determining executive compensation, see the “Compensation Discussion and Analysis” section.

Executive Committee	• Has the authority to act on behalf of the Board, including during the intervals between regularly scheduled Board meetings when Board action is needed
Governance and Nominating Committee

•   Identifies individuals qualified to become Board members and recommends them to the full Board for consideration, including evaluating all potential candidates, whether initially recommended by management, other Board members or stockholders

•   Makes recommendations to the Board regarding Board committee assignments

•   Developed and will annually review the Company’s Corporate Governance Guidelines, and oversees other corporate governance matters

•   Reviews related person transactions

•   Oversees an annual performance review of the Board, Board committees and individual director nominees

•   Periodically reviews and makes recommendations to the Board regarding director compensation

Public Issues Committee

•   Provides guidance on matters relating to the Company’s corporate social responsibility, including good corporate citizenship, environmental sustainability, health and safety and social issues

•   Oversees and monitors Alcoa’s policies and practices to ensure alignment with its vision and values

•   Advises on significant public issues that are pertinent to Alcoa and its stakeholders

•   Considers, and brings to the attention of the Board, as appropriate, political, social and environmental trends and major global legislative and regulatory developments or other public policy issues

•   Oversees Alcoa’s policies and practices relating to its political activities, diversity and charitable contributions

•   Monitors Alcoa’s reputation and environmental sustainability progress

All Board members are invited to the meetings of the Public Issues Committee.

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Corporate Governance (continued)

The Board’s Role in Risk Oversight

The Board is actively engaged in overseeing and reviewing the Company’s strategic direction and objectives, taking into account (among other considerations) Alcoa’s risk profile and exposures. It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The Board annually reviews Alcoa’s enterprise risk management and receives regular updates on risk exposures.

The Board as a whole has responsibility for risk oversight, including succession planning relating to the Chief Executive Officer and risks relating to the competitive landscape, strategy, business conditions and capital requirements. The committees of the Board also oversee Alcoa’s risk profile and exposures relating to matters within the scope of their authority. The Board regularly receives detailed reports from the committees regarding risk oversight in their areas of responsibility.

The Audit Committee discusses the Company’s risk profile, risk management, and exposure (and Alcoa’s policies relating to the same) with management, the internal auditors and the independent auditors. Such discussions include the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures. The Audit Committee also is charged with oversight of Alcoa’s risks relating to cybersecurity, including review of the state of the Company’s cybersecurity, emerging cybersecurity developments and threats, and the Company’s strategy to mitigate cybersecurity risks.

The Compensation and Benefits Committee considers risks related to the attraction and retention of talent, the design of compensation programs and incentive arrangements, and the investment management of the Company’s principal retirement and savings plans. Following the Separation, the Compensation and Benefits Committee will periodically undertake a review of Alcoa’s incentive structure to avoid encouraging material risk taking through financial incentives. Based on determinations made by the ParentCo Compensation Committee prior to the Separation, the Company believes that it is not reasonably likely that the compensation and benefit plans incentivize undue risk. See “Compensation Discussion and Analysis—Executive Compensation Policies and Practices—What We Do—Maintain a Conservative Compensation Risk Profile” on page 43.

The Governance and Nominating Committee considers risks related to corporate governance, and oversees succession planning for the Board and the appropriate assignment of directors to the Board committees for risk oversight and other areas of responsibilities.

The Public Issues Committee considers risks related to the Company’s reputation, and risks relating to environmental and sustainability matters, health and safety issues, and community/government relations.

The Company believes that the Board leadership structure supports its role in risk oversight. There is open communication between management and directors, and all directors are actively involved in the risk oversight function.

Communications with Directors

The Board welcomes input and suggestions. Stockholders and other interested parties wishing to contact the Chairman or the non-management directors as a group may do so by sending a written communication to the attention of the Chairman c/o Alcoa Corporation, 390 Park Avenue, New York, NY 10022-4608. To communicate issues or complaints regarding questionable accounting, internal accounting controls or auditing matters, send a written communication to the Audit Committee c/o Alcoa Corporation, 390 Park Avenue, New York, New York 10022-4608. Alternatively, you may place an anonymous, confidential, toll free call in the United States to Alcoa’s Integrity Line at 1-800-346-7319. You may also make reports by web, email or standard mail. For a listing of web, email and mailing addresses, and of Integrity Line telephone numbers outside the United States, go to www.alcoa.com “Who We Are—Ethics and Compliance—Integrity Line.”

Communications addressed to the Board or to a Board member are distributed to the Board or to any individual director or directors, as appropriate, depending upon the facts and circumstances outlined in the communication. On behalf of the

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Corporate Governance (continued)

Board, the Corporate Secretary’s Office will submit to the Board all communications received, excluding only those items that are not related to Board duties and responsibilities, such as junk mail and mass mailings; product complaints and product inquiries; new product or technology suggestions; job inquiries and resumes; advertisements or solicitations; and surveys.

Related Person Transactions

Review, Approval and Ratification of Transactions with Related Persons

The Company has a written Related Person Transaction Approval Policy regarding the review, approval and ratification of transactions between the Company and related persons. The policy applies to any transaction in which Alcoa or its subsidiary is a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest. A related person means any director or executive officer of the Company, any nominee for director, any stockholder known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities, and any immediate family member of any such persons.

Under this policy, reviews are conducted by management to determine which transactions or relationships should be referred to the Governance and Nominating Committee for consideration. The Governance and Nominating Committee then reviews the material facts and circumstances regarding a transaction and determines whether to approve, ratify, revise or reject a related person transaction, or to refer it to the full Board or another committee of the Board for consideration. The Related Person Transaction Approval Policy operates in conjunction with other aspects of the Company’s compliance program, including its Business Conduct Policies which require that all directors, officers and employees have a duty to be free from the influence of any conflict of interest when they represent Alcoa in negotiations or make recommendations with respect to dealings with third parties, or otherwise carry out their duties with respect to the Company.

The Board has considered the following types of potential related person transactions and pre-approved them under the Related Person Transaction Approval Policy as not presenting material conflicts of interest:

(i)	employment of executive officers (except employment of an executive officer that is an immediate family member of another executive officer, director, or nominee for director) as long as the Compensation and Benefits Committee has approved the executive officer’s compensation;
(ii)	director compensation that the Board has approved;
(iii)	any transaction with another entity in which the aggregate amount involved does not exceed the greater of $1,000,000 or 2% of the other entity’s total annual revenues, if a related person’s interest arises only from:
(a)	such person’s position as an employee or executive officer of the other entity; or
(b)	such person’s position as a director of the other entity; or
(c)	the ownership by such person, together with his or her immediate family members, of less than a 10% equity interest, in the aggregate, in the other entity (other than a partnership); or
(d)	both such position as a director and ownership as described in (b) and (c) above; or
(e)	such person’s position as a limited partner in a partnership in which the person, together with his or her immediate family members, have an interest of less than 10%;
(iv)	charitable contributions in which a related person’s only relationship is as an employee (other than an executive officer), or a director or trustee, if the aggregate amount involved does not exceed the greater of $250,000 or 2% of the charitable organization’s total annual receipts;
(v)	transactions, such as the receipt of dividends, in which all stockholders receive proportional benefits;
(vi)	transactions involving competitive bids;
(vii)	transactions involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and
(viii)	transactions with a related person involving services from a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

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2017 PROXY STATEMENT

Corporate Governance (continued)

Transactions with Related Persons in 2016

Please see Part III, Item 13 of the 2016 Annual Report for a description of related person transactions in 2016.

Compensation Matters

Compensation Committee Interlocks and Insider Participation

No member of the Compensation and Benefits Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation and Benefits Committee.

Compensation Consultants

In 2016, the ParentCo Compensation Committee directly retained an independent consultant, Pay Governance LLC, that provided advice as requested by the ParentCo Compensation Committee on the amount and form of certain executive compensation components, including, among other items, advising on executive compensation best practices, insights concerning SEC and say-on-pay developments, and an analysis and review of ParentCo’s compensation plans for executives. The independent consultant did not provide any services to ParentCo other than the services provided directly to the ParentCo Compensation Committee. ParentCo utilized broad-based comparative compensation survey data from Willis Towers Watson, which survey data was not customized for ParentCo, to assist with its general understanding as to whether its compensation programs were competitive with the market.

Our Compensation Committee also has retained Pay Governance LLC to advise it on compensation matters as an independent compensation consultant. See “Compensation Discussion and Analysis—Executive Compensation Policies and Practices—What We Do—The ParentCo Compensation Committee Retained, and the Alcoa Corporation Compensation Committee Retains, an Independent Compensation Consultant” on page 43. The Compensation and Benefits Committee assessed Pay Governance’s independence and found no conflict of interest. In its assessment, the Committee considered: that Pay Governance provides no other services to the Company; the amount of fees received from the Company by Pay Governance as a percentage of Pay Governance’s total revenue; the policies and procedures that Pay Governance has in place to prevent conflicts of interest; any business or personal relationships between the consultant(s) at Pay Governance performing consulting services and any committee members or any executive officer; and any ownership of Company stock by the consultant(s).

Recovery of Incentive Compensation

Alcoa’s Corporate Governance Guidelines provide that if the Board learns of any misconduct by an executive officer that contributed to the Company having to restate all or a portion of its financial statements, it shall take such action as it deems necessary to remedy the misconduct, prevent its recurrence and, if appropriate, based on all relevant facts and circumstances, take remedial action against the wrongdoer in a manner it deems appropriate. In determining what remedies to pursue, the Board shall take into account all relevant factors, including whether the restatement was the result of negligent, intentional or gross misconduct. The Board will, to the full extent permitted by governing law, in all appropriate cases, require reimbursement of any bonus or incentive compensation awarded to an executive officer or effect the cancellation of unvested restricted or deferred stock awards previously granted to the executive officer if: a) the amount of the bonus or incentive compensation was calculated based upon the achievement of certain financial results that were subsequently the subject of a

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2017 PROXY STATEMENT

Corporate Governance (continued)

restatement, b) the executive engaged in intentional misconduct that caused or partially caused the need for the restatement, and c) the amount of the bonus or incentive compensation that would have been awarded to the executive had the financial results been properly reported would have been lower than the amount actually awarded. In addition, the Board may dismiss the executive officer, authorize legal action for breach of fiduciary duty or take such other action to enforce the executive’s obligations to Alcoa as the Board determines fit the facts surrounding the particular case. The Board may, in determining appropriate remedial action, take into account penalties or punishments imposed by third parties, such as law enforcement agencies, regulators or other authorities. The Board’s power to determine the appropriate punishment for the wrongdoer is in addition to, and not in replacement of, remedies imposed by such entities.

Alcoa’s incentive plans also contain “clawback” provisions regarding recoupment of compensation.

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2017 PROXY STATEMENT

Beneficial Ownership

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership of the Company’s common stock and other equity securities with the SEC within specified periods. Due to the complexity of the reporting rules, the Company undertakes to file such reports on behalf of its directors and executive officers and has instituted procedures to assist them with these obligations. Based solely on a review of filings with the SEC and written representations from the Company’s directors and executive officers, the Company believes that in 2016 all of its directors and executive officers filed the required reports on a timely basis with respect to Alcoa’s equity securities under Section 16(a).

Stock Ownership of Certain Beneficial Owners

The following stockholders reported to the SEC that they beneficially owned more than 5% of Alcoa common stock as of December 31, 2016, except as otherwise noted below.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (#)		Percent of Class(1)
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	Common Stock	13,347,654	(2)	7.2%
Arconic Inc. 390 Park Avenue, New York, New York 10022-4608	Common Stock	12,958,767	(3)	7.0%
Elliott Associates, L.P. 40 West 57th Street New York, NY 10019 Elliott International, L.P. c/o Maples & Calder P.O. Box 309 Ugland House, South Church Street George Town Cayman Islands, British West Indies Elliott International Capital Advisors Inc. 40 West 57th Street New York, NY 10019	Common Stock	10,237,457	(4)	5.6%
(1)	Percentages are based on 184,191,713 shares of Company common stock outstanding as of March 1, 2017.
(2)	As reported in a Schedule 13G dated February 9, 2017. The Vanguard Group, an investment adviser, reported that it had sole power to vote 86,754 shares, sole power to dispose of 13,252,035 shares, shared power to vote 16,021 shares, and shared power to dispose of 95,619 shares.
(3)	As reported in a Form 4 dated February 16, 2017. Arconic has the sole power to vote 0 shares, sole power to dispose of 12,958,767 shares, shared power to vote 0 shares, and shared power to dispose of 0 shares. On November 1, 2016, Arconic completed the Separation of Alcoa through the distribution of approximately 80.1% of the shares of common stock of Alcoa to Arconic’s stockholders. Immediately following the distribution, Arconic owned 36,311,767 shares, or approximately 19.9%, of the common stock of Alcoa. Alcoa entered into a stockholder and registration rights agreement with Arconic as of October 31, 2016 (the “Stockholder Agreement”), pursuant which Arconic granted to Alcoa a proxy to vote its shares of Alcoa common stock owned by Arconic immediately after the distribution, in proportion to the votes cast by Alcoa’s other stockholders. As a result, Arconic does not exercise voting power over any of the shares of Alcoa common stock that it beneficially owns. The Stockholder Agreement also provided for registration rights with respect to the shares held by Arconic, whereby Alcoa agreed to use commercially reasonable efforts to effect the registration, under applicable federal and state securities laws, of any shares of Alcoa common stock held by Arconic. Alcoa filed a registration statement on Form S-1 pursuant to the Stockholder Agreement, which was declared effective by the SEC on February 10, 2017. On February 14, 2017, Arconic sold 23,353,000 Alcoa shares in the open market.
(4)	As reported in a Schedule 13G amendment dated February 14, 2017. Elliott Associates L.P. had sole power to vote and dispose of 3,275,985 shares of our common stock, Elliott International, L.P. had shared power to vote and dispose of 6,961,472 shares of our common stock, and Elliott International Capital Advisors Inc. had shared power to vote and dispose of 6,961,472 shares of our common stock.

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2017 PROXY STATEMENT

Beneficial Ownership (continued)

Stock Ownership of Directors and Executive Officers

The following table shows the ownership of Alcoa common stock, as of March 1, 2017, by each director, each of the NEOs, and all directors and executive officers (serving as of such date) as a group. The address of each director and executive officer shown in the table below is c/o Alcoa Corporation, 390 Park Avenue, New York, New York 10022-4608. Executive officers and directors are subject to stock ownership guidelines. Please see the “Compensation Discussion and Analysis” for a discussion of executive stock ownership guidelines and the “Stock Ownership Guideline for Non-Employee Directors” for a discussion of non-employee stock ownership guidelines.

Name of Beneficial Owner	Shares of Common Stock[2]	Percentage of Class Beneficially Owned	Restricted Stock Units[3]	Deferred Share Units[4]	Total including Shares and Units[5]
Directors
Michael G. Morris	3,346	*	2,078	44,168	49,592
Mary Anne Citrino	—	*	2,078	—	2,078
Timothy P. Flynn	—	*	2,078	—	2,078
Kathryn S. Fuller	—	*	2,078	24,982	27,060
James A. Hughes	—	*	2,078	—	2,078
James E. Nevels	33	*	2,078	—	2,111
James W. Owens	1,669	*	2,078	33,464	37,211
Carol L. Roberts	—	*	2,078	13,571	15,649
Suzanne Sitherwood	—	*	2,078	—	2,078
Steven W. Williams	—	*	2,078	—	2,078
Ernesto Zedillo	—	*	2,078	41,735	43,813
Named Executive Officers
Roy C. Harvey[1]	128,096	*	—	—	128,096
William F. Oplinger	236,650	*	—	313	236,963
Tómas M. Sigurðsson	35,626	*	—	—	35,626
Leigh Ann C. Fisher	65,429	*	—	—	65,415
Jeffrey D. Heeter	4,000	*	—	—	4,000
All Directors and Executive Officers as a Group (17 individuals)	475,895	*	22,858	158,233	656,986
*	Indicates that the percentage of beneficial ownership does not exceed 1%, based on 184,191,713 shares of Company common stock outstanding as of March 1, 2017.
1.	Mr. Harvey also is a director of Alcoa.
2.	This column shows beneficial ownership of Company common stock as calculated under SEC rules. This column includes shares held of record, shares held by a bank, broker or nominee for the person’s account, shares held through family trust arrangements, shares held jointly with the named individuals’ spouses, and for executive officers, share equivalent units held in the Company’s retirement savings plan which confer voting rights through the plan trustee with respect to shares of Company common stock. This column includes shares of Company common stock that may be acquired under employee stock options that are exercisable as of March 1, 2017 or will become exercisable within 60 days thereafter as follows: Mr. Harvey (118,334); Mr. Oplinger (193,689); Ms. Fisher (55,999); Mr. Sigurðsson (24,246); none for Mr. Heeter; and all executive officers as a group (392,268). No non-employee directors have Company stock options. As of March 1, 2017, individual directors and executive officers, as well as all directors and executive officers as a group, beneficially owned less than 1% of the outstanding shares of our common stock.
3.	Restricted share units have time-based vesting and are payable following a director’s Separation from service from the Board, pursuant to the terms of the Company’s Non-Employee Director Compensation Policy.
4.	This column lists (i) for executive officers, deferred share equivalent units held under the Alcoa Corporation Deferred Compensation Plan, and (ii) for directors, deferred share equivalent units that had been acquired pursuant to ParentCo’s deferred fee plans for directors. Deferred share equivalent units are payable in cash and do not have voting rights.
5.	This table does not include performance-based restricted share units or time-based only restricted share units granted to the executive officers, which will not be earned and/or paid within 60 days of March 1, 2017.

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2017 PROXY STATEMENT

Item 2 Ratification of Appointment of Independent Registered Public Accounting Firm

Under its written charter, the Audit Committee of the Board has sole authority and is directly responsible for the appointment, retention, compensation, oversight, evaluation and termination of the independent registered public accounting firm retained to audit the Company’s financial statements.

The Audit Committee evaluated the qualifications, performance and independence of the Company’s independent auditors and based on its evaluation, has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017. PricewaterhouseCoopers LLP served as the independent auditor of ParentCo and Alcoa during 2016. The Audit Committee and the Board believe that the retention of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders.

The Audit Committee is responsible for the approval of the engagement fees and terms associated with the retention of PricewaterhouseCoopers LLP. In addition to assuring the regular rotation of the lead audit partner as required by law, the Audit Committee will be involved in the selection and evaluation of the lead audit partner and considers whether, in order to assure continuing auditor independence, there should be a regular rotation of the independent registered public accounting firm.

Although the Bylaws do not require that we seek stockholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, we are doing so as a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by stockholders.

The Board of Directors recommends a vote “FOR” ITEM 2, to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017.

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Item 2 Ratification of Appointment of Independent Registered Public Accounting Firm (continued)

Report of the Audit Committee

In accordance with its written charter, the Audit Committee of the Board is responsible for assisting the Board to fulfill its oversight of:

•	the integrity of the Company’s financial statements and internal controls,
•	the Company’s compliance with legal and regulatory requirements,
•	the independent auditors’ qualifications and independence, and
•	the performance of the Company’s internal audit function and independent auditors.

It is the responsibility of Alcoa’s management to prepare the Company’s financial statements and to develop and maintain adequate systems of internal accounting and financial controls. The Company’s internal auditors are responsible for conducting internal audits intended to evaluate the adequacy and effectiveness of the Company’s financial and operating internal control systems.

PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for 2016 (the independent auditor), is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America (GAAP). The independent auditors also review the Company’s interim financial statements in accordance with applicable auditing standards.

In evaluating the independence of PricewaterhouseCoopers LLP, the Audit Committee has (i) received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board (PCAOB) regarding the audit firm’s communications with the Audit Committee concerning independence, (ii) discussed with PricewaterhouseCoopers LLP the firm’s independence from the Company and management and (iii) considered whether PricewaterhouseCoopers LLP’s provision of non-audit services to the Company is compatible with the auditors’ independence. In addition, the Audit Committee assures that the lead audit partner is rotated at least every five years in accordance with SEC and PCAOB requirements, and considered whether there should be a regular rotation of the audit firm itself in order to assure the continuing independence of the outside auditors. The Audit Committee has concluded that PricewaterhouseCoopers LLP is independent from the Company and its management.

The Audit Committee has reviewed with the independent auditors and the Company’s internal auditors the overall scope and specific plans for their respective audits, and the Audit Committee is monitoring the progress of both in assessing the Company’s preparedness for future compliance with Section 404 of the Sarbanes-Oxley Act.

At every regular meeting, the Audit Committee meets separately, and without management present, with the independent auditor and the Company’s Vice President—Internal Audit to review the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s accounting and financial reporting. The Audit Committee also meets separately at its regular meetings with the Chief Financial Officer, The Controller, the General Counsel, and the Chief Ethics and Compliance Officer.

The Audit Committee has met and discussed with management and the independent auditors the fair and complete presentation of the Company’s financial statements. The Audit Committee has also discussed and reviewed with the independent auditors all matters required to be discussed by PCAOB Auditing Standard No. 1301 (Communications with Audit Committees). The Audit Committee has discussed significant accounting policies applied in the financial statements, as well as alternative treatments. Management has represented that the consolidated financial statements have been prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with both management and the independent auditors.

Relying on the foregoing reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the SEC. In addition, the Audit Committee has approved, subject to stockholder ratification, the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017.

The Audit Committee

Carol L. Roberts, Chair

Timothy P. Flynn

James A. Hughes

Suzanne Sitherwood

Ernesto Zedillo

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Item 2 Ratification of Appointment of Independent Registered Public Accounting Firm (continued)

Audit Committee Pre-Approval Policy

The Audit Committee has adopted policies and procedures for pre-approval of audit, audit-related, tax and other services, and for pre-approval of fee levels for such services. These procedures require that the terms and fees for the annual audit service engagement be approved by the Audit Committee. The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received pre-approval under this policy, it will require specific pre-approval by the Audit Committee before the service is provided. Any proposed services exceeding pre-approved cost levels under the policy will require specific pre-approval by the Audit Committee before the service is provided. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations. Under the policy, the committee has delegated limited pre-approval authority to the chair of the committee; the chair is required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All services set forth in the following table below were approved by ParentCo’s Audit Committee or the Alcoa Audit Committee before being rendered.

Audit and Non-Audit Fees

The following table shows fees for professional services rendered by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2016 (in millions). Due to the Separation from ParentCo on November 1, 2016, no fees are reflected for Alcoa Corporation for the year ended December 31, 2015, as we did not pay any fees for professional services to PricewaterhouseCoopers LLP. The 2016 fees below include fees allocated by ParentCo and those paid directly by Alcoa Corporation.

2016
Audit Fees	$7.3
Audit-Related Fees	$0.2
Tax Fees	$0
All Other Fees	$0
Total	$7.5

Audit Fees include the base audit fee, effects of foreign currency exchange rates on the base audit fee, scope adjustments to the base audit requirements, Alcoa Corporation’s 2016 standalone audit, and accounting and audit advisory services.

Audit-Related Fees include audits of employee benefit plans and agreed-upon or expanded audit procedures for accounting or regulatory requirements.

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Item 3 Advisory Approval of Executive Compensation

As required pursuant to Section 14A of the Exchange Act, the Board is asking you to approve, on an advisory basis, the executive compensation programs and policies and the resulting 2016 compensation of the named executive officers listed in the “Summary Compensation Table” on page 56 of this Proxy Statement, commonly referred to as the “Say on Pay” vote.

The Say on Pay vote is advisory, and so the result will not be binding on the Company, the Board, or the Compensation and Benefits Committee and it will not affect, limit or augment any existing compensation or awards. The Compensation and Benefits Committee will, however, take into account the outcome of the vote when considering future compensation arrangements.

We believe you should read the “Compensation Discussion and Analysis” and the compensation tables in determining whether to approve this proposal.

The Board recommends approval of the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion, is hereby APPROVED.

The Board of Directors recommends a vote “FOR” ITEM 3, to approve, on an advisory basis, the compensation of the Company’s named executive officers, as stated in the above resolution.

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Item 4 Advisory Approval on the Frequency of the Advisory Vote to Approve Executive Compensation

In addition to providing stockholders with the opportunity to cast a “Say on Pay” advisory vote on the compensation of our named executive officers, in accordance with SEC rules, we are also providing our stockholders with the opportunity to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers in the future. This non-binding advisory vote is commonly referred to as a “Say on Frequency” vote. Under this proposal, our stockholders may indicate whether they would prefer to have an advisory vote on executive compensation every year, every two years, or every three years.

The Compensation and Benefits Committee and the Board believe that the advisory vote on executive compensation should be conducted every year because we believe this frequency will enable our stockholders to vote, on an advisory basis, on the most recent executive compensation information that is presented in our Proxy Statement, leading to more meaningful and timely communication between the Company and our stockholders on the compensation of our named executive officers.

Stockholders are not voting to approve or disapprove the Board’s recommendation. Instead, you may cast your vote on your preferred voting frequency by choosing any of the following four options with respect to this proposal: “every one year,” “every two years,” “every three years,” or “abstain.”

For the reasons discussed above, we are asking our stockholders to vote for a frequency of “every one year.”

The Say on Frequency vote is advisory, and therefore is not binding on the Company, the Board, or the Compensation and Benefits Committee. However, the Board and the Compensation and Benefits Committee value the opinions expressed by stockholders in their vote on this proposal, and will consider the option that receives the most votes in determining the frequency of future advisory votes on compensation of our named executive officers.

The Board of Directors recommends approval of the following resolution:

RESOLVED, that the advisory vote relating to compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion, shall be conducted EVERY ONE YEAR.

The Board of Directors recommends a vote for “EVERY ONE YEAR” on ITEM 4, on an advisory basis, relating to the frequency of the advisory vote to approve executive compensation, as stated in the above resolution.

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Executive Compensation

Summary

Our executive compensation programs are developed by the Compensation and Benefits Committee (the “Committee”). The compensation programs outlined in the Compensation Discussion and Analysis (“CD&A”), and under which the 2016 performance-based compensation of our named executive officers (“NEOs”) was paid, were developed by the ParentCo Compensation Committee prior to the Separation. Following the Separation, the Committee has taken an active role in reviewing and developing the future performance-based plans, as outlined in our Current Report on Form 8-K filed on February 24, 2017. These performance-based plans are focused on enhancing stockholder return, motivating superior operating results by focusing management on core controllable earnings and attracting and retaining critical talent that is vital to the success of our Company.

Overview of 2016 Performance-Based Pay

Performance targets were established at the beginning of 2016 for both the annual incentive compensation (IC) program and long-term incentive awards to ensure that Alcoa was positioned for success following the Separation as a new publicly-traded company. In addition to leadership playing a critical role in managing the Separation of a global organization with a complex infrastructure, as well as securing the financing needed to support the new organization as a successful stand-alone company, our NEOs were able to drive significant business results: exceeding our gross productivity target and delivering net performance improvement; annual production records set at the Juruti bauxite mine, as well as at three alumina refineries and four smelters; increase of third party shipments of bauxite, to 6.0M bone dry metric tons and securing an export license from Western Australia for future bauxite shipments; and progress with respect to customer qualifications at the Ma’aden Rolling Company and successful transitioning of the Warrick rolling mill to cold metal sourcing. All the while, leadership also focused on return-seeking and sustaining capital projects that serve as the foundation of our growth for the future. Overall, the Company was able to meet or exceed the goals established for the IC, but we fell short of our goals for the long-term incentive awards for the prior 3-year period, both of which are further detailed in the CD&A.

While the financial results varied based on the business unit or resource unit of the NEO prior to the Separation, the following 2016 IC methodology was consistently applied to all NEOs. As illustrated below with respect to our CEO each NEO’s salary and IC award target were prorated based on their positions both prior to and following the Separation, as well as the corresponding company performance results during these times to prevent a windfall to the executive. Generally, NEOs received 10 months of salary and IC based on their prior position with ParentCo and the final 2 months of salary and IC based on their new position with Alcoa Corporation. The Committee then specifically reviewed each NEO’s performance relative to their respective roles and the contributions in light of a successful Separation into a standalone publicly-traded company. The results presented in the CD&A represent not only the achievement of Company performance above target for IC, but also the significant individual performance of each NEO both prior to and following the Separation.

CEO 2016 IC Final Payment Recommendation
NAME	Period	Salary	Earnings	IC Target %	IC Target $	Financial Results %	Financial Result $	Weighting	Individual Multiplier	Total IC Payout
Harvey, Roy C.
Part 1	Jan-Oct 2016	$525,000	$437,500	100%	$437,500	100.7%	$440,563	50%	150%	$533,737
	Nov-Dec 2016	$925,000	$154,167	140%	$215,833	125.6%	$271,087

Part 2	Jan-Oct 2016	$525,000	$437,500	100%	$437,500	125.6%	$549,500	50%	150%	$615,440
	Nov-Dec 2016	$925,000	$154,167	140%	$215,833	125.6%	$271,087

Payout Based on Financial Results and Individual Multiplier at 100%:										$1,149,177

The 2016 tranches of the long-term incentive awards were originally granted in 2014, 2015 and 2016, with 2016 constituting one-third of the overall award. The NEOs with such awards received below target earnings for the 2016 tranches based upon 2016 financial results. The applied financial results for each NEO were based on their business unit or resources unit at the beginning of 2016.

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Executive Compensation (continued)

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) describes Alcoa’s executive compensation philosophy and the pay programs applicable to the below-referenced NEOs in 2016. On November 1, 2016, Alcoa became an independent publicly-traded company as a result of the Separation. In order to provide a fulsome view of 2016 compensation provided to the NEOs, this CD&A and the related compensation tables include information regarding compensation paid by, and executive compensation policies and practices of, ParentCo as they relate to our NEOs prior to the Separation, as well as Alcoa’s compensation structure following the Separation. Since the Separation, the 2016 ParentCo executive compensation programs, policies, and practices applicable to the NEOs have been reviewed by the Committee and the similar executive compensation programs, policies, and practices implemented for Alcoa after the Separation were ratified by the Committee. The Committee will continue to consider our executive compensation programs, policies and practices in the context of our business needs on a going-forward basis.

The 2016 NEOs are comprised of our Chief Executive Officer and Chief Financial Officer, and the three most highly compensated officers of Alcoa at December 31, 2016:

•	Roy C. Harvey, our Chief Executive Officer (the “CEO”). Prior to the Separation, Mr. Harvey served as Executive Vice President and Group President, Global Primary Products for ParentCo.
•	William F. Oplinger, our Executive Vice President and Chief Financial Officer (the “CFO”). Prior to the Separation, Mr. Oplinger served as Executive Vice President and Chief Financial Officer for ParentCo.
•	Tomas M. Sigurðsson, our Executive Vice President and Chief Operating Officer. Prior to the Separation, Mr. Sigurðsson served as Vice President and Chief Operating Officer—Global Primary Products for ParentCo.
•	Leigh Ann C. Fisher, our Executive Vice President and Chief Administrative Officer. Prior to the Separation, Ms. Fisher served as Chief Financial Officer—Global Primary Products for ParentCo.
•	Jeffrey D. Heeter, our Executive Vice President, General Counsel and Secretary. Prior to the Separation, Mr. Heeter served as Assistant General Counsel and Assistant Officer for ParentCo.

As discussed above, until the consummation of the Separation, Alcoa was part of ParentCo and was not an independent company. The NEOs’ respective 2016 compensation relates to (i) ParentCo from January 1, 2016 through October 31, 2016 and (ii) Alcoa from November 1, 2016 through December 31, 2016. Decisions regarding the establishment of the 2016 compensation of Messrs. Harvey and Oplinger, who were also named executive officers of ParentCo in its proxy statement filed on March 24, 2016, were made by the Compensation and Benefits Committee of the ParentCo board of directors (the “ParentCo Compensation Committee”). Decisions regarding the establishment of the 2016 compensation of Messrs. Sigurðsson and Heeter and Ms. Fisher were made by the ParentCo Compensation Committee or ParentCo management in accordance with the applicable plan or program.

This CD&A is organized as follows: (i) Alcoa’s and ParentCo’s overall executive compensation philosophies, (ii) Alcoa’s and ParentCo’s executive compensation policies and practices, (iii) the impact of ParentCo’s 2015 “say-on-pay” vote on 2016 executive compensation, (iv) ParentCo’s 2016 executive compensation decision-making, (v) components of ParentCo’s 2016 executive compensation program and how the Separation affected the program, and (vi) other compensation plans and arrangements.

Executive Compensation Philosophy

ParentCo’s executive compensation philosophy prior to the Separation was based on three guiding principles to drive pay-for-performance and stockholder alignment:

1.	Target salary compensation at median, while using annual incentive compensation (“IC”) and long-term incentive (“LTI”) to reward exceptional performance and to attract and retain exceptional talent.
2.	Make equity the most significant portion of total compensation for senior executives and managers, increasing the portion of performance-based equity with the level of responsibility.
3.	Choose IC and LTI metrics that focus management’s actions on achieving the greatest positive impact on financial performance.

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Executive Compensation | Compensation Discussion and Analysis | Executive Compensation Philosophy (continued)

Prior to the Separation, the ParentCo Compensation Committee used its business judgment to determine the appropriate compensation targets and awards for its executive officers, including Messrs. Harvey and Oplinger, in 2016. As part of this determination, the ParentCo Compensation Committee assessed several factors, including:

•	Individual, group, and corporate performance;
•	Market positioning based on peer group data;
•	Complexity and importance of the role and responsibilities;
•	Aggressiveness of targets;
•	Unanticipated events impacting target achievement;
•	Retention of key individuals in a competitive talent market; and
•	Leadership and growth potential.

Our Executive Compensation Philosophy generally is based on ParentCo’s above-described philosophy, as modified to be relevant to our business following the Separation. The Committee expects to continue to refine our executive compensation to align with our business needs, stockholder value, and peer group practices going forward.

Executive Compensation Policies and Practices

The executive compensation programs, policies, and practices implemented by the Committee are similar to those of ParentCo, with certain modifications that the Committee believed to be relevant to our business. These executive compensation policies and practices, as well as those relevant to NEO compensation during 2016, are highlighted below.

What We Do:

Pay for Performance. We believe in a “pay for performance” philosophy. ParentCo historically linked executive compensation to measured performance in key financial and nonfinancial areas, and our practices are consistent with this philosophy. For purposes of 2016 compensation decisions, ParentCo evaluated performance against rigorous business metrics, including adjusted free cash flow, adjusted EBITDA, safety, environmental, and workplace diversity. These metrics incentivized performance during 2016.

Consider Peer Groups in Establishing Compensation. To help determine total 2016 direct compensation for its executive officers prior to the Separation, including for Messrs. Harvey and Oplinger, the ParentCo Compensation Committee used a peer group consisting of 137 companies who participated in the Willis Towers Watson Executive Compensation survey with revenues between $15 billion and $50 billion (excluding financial companies), which reflected the broad-based group of companies with which ParentCo competed for non-CEO executive talent (the “2016 ParentCo Peer Group”). This group was selected as ParentCo’s aluminum industry peers did not provide an adequate basis for compensation comparison purposes because there were too few of them, they were all located outside of the United States and they did not disclose sufficient comparative compensation data. The data from the 2016 ParentCo Peer Group was considered by ParentCo in establishing 2016 executive compensation prior to the Separation to ensure that ParentCo provided and maintained executive compensation levels in line with the market and could attract, retain and motivate employees through the normal course of business and the pending Separation, including the NEOs. The ParentCo Compensation Committee’s independent compensation consultant reviewed and endorsed the 2016 ParentCo Peer Group. The component companies of the 2016 ParentCo Peer Group are described under “2016 ParentCo Peer Group” in Attachment A.

In preparation for the Separation, the ParentCo Compensation Committee developed and approved two peer groups applicable to our management; one for our CEO (the “New CEO Peer Group”) which is also used as a secondary peer group for NEOs as applicable and a second management peer group that also applies to the other NEOs (the “New Non-CEO Peer Group”). The peer group data was used to assist in determining competitive compensation for our management in connection with the Separation and their respective assumption of senior roles with the new organization. The component companies for these peer groups are described under “New CEO Peer Group” and “New Non-CEO Peer Group,” in Attachment A.

Review Tally Sheets. For 2016 executive compensation decisions prior to the Separation, the ParentCo Compensation Committee reviewed tally sheets that summarized various elements of historic and current compensation for each of its

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Executive Compensation | Compensation Discussion and Analysis | Executive Compensation Policies and Practices (continued)

executive officers, including Messrs. Harvey and Oplinger. This information included compensation opportunity, actual compensation realized and wealth accumulation analyses. The tally sheets helped ParentCo synthesize the various components of its 2016 compensation program. The Committee plans to review tally sheets in connection with making annual compensation decisions.

Maintain Robust Stock Ownership Guidelines. Alcoa maintains stock ownership requirements that align the interests of management with those of its stockholders by requiring executives to hold substantial equity in Alcoa until retirement. Our stock ownership guidelines require that the CEO and each of the non-CEO NEOs retain equity equal in value to 6 times and 2 to 3 times their base salaries, respectively. As Alcoa Corporation has been a standalone public company only since November 1, 2016, and with most NEOs being new to their roles, none of the NEOs have yet satisfied these stock ownership requirements. These guidelines reinforce management’s focus on long-term stockholder value and commitment to Alcoa.

Schedule Stock Option Grants to Promote Transparency and Consistency. Prior to the Separation, ParentCo’s historical practice was to grant stock options to its executives at a fixed time every year, and with an exercise price based on the closing market price per share of ParentCo stock on the grant date. We expect to follow similar stock option grant practices.

Clawback Policies Incorporated into Incentive Plans. Alcoa’s Incentive Compensation Plan (the “Incentive Compensation Plan”), the Internal Revenue Code 162(m) Compliant Annual Cash Incentive Plan (the “Section 162(m) Annual Incentive Plan,” and together with the Incentive Compensation Plan, the “Annual Incentive Plans”), and 2016 Stock Incentive Plan (the “2016 Stock Incentive Plan”) each contain “clawback” provisions regarding recoupment of compensation. In accordance with our Corporate Governance Guidelines, if the Board learns of any misconduct by an executive officer that contributed to Alcoa having to restate all or a portion of its financial statements, the Board may take remedial action against such person to recover certain incentive compensation, among other actions.

Double-Trigger Equity Vesting in the Event of a Change in Control. Double-trigger vesting generally means that if outstanding awards under the 2016 Stock Incentive Plan are replaced by the acquirer or related entity in a change in control of Alcoa, those replacement awards will not immediately vest on a “single trigger” basis, but vesting would accelerate only if the participant is terminated without cause or quits for good reason (as those terms are defined in the Alcoa Corporation Change in Control Severance Plan) within 24 months following the change in control. Performance-based stock awards will be converted to time-vested stock awards upon a change in control under the following terms: (i) if 50% or more of the performance period has been completed as of the date on which the change in control has occurred, then the number of shares or the value of the award will be based on actual performance completed as of the date of the change in control; or (ii) if less than 50% of the performance period has been completed as of the date on which the change in control has occurred, then the number of shares or the value of the award will be based on the target number or value.

Pay Competitive Salaries to Senior Executives. Prior to the Separation, ParentCo set the salaries of its 2016 executive officers, including Messrs. Harvey and Oplinger, after consideration of the median of the peer group for their respective positions, performance, and other factors. ParentCo used this same approach in setting and approving base salaries for our NEOs, other than Mr. Oplinger, who were being promoted to senior executive positions with Alcoa at the time of the Separation. Mr. Oplinger’s salary, IC and LTI targets were reviewed, but not changed, based on ParentCo’s determination that his compensation was appropriate for his position in a company having the size and global scope of Alcoa following the Separation. We describe more fully the decisions regarding 2016 base salaries for our NEOs below under “2016 Base Salaries.”

Provide Appropriate Benefits to Senior Executives. The NEOs participate in the same benefit plans as our salaried employees. We provide retirement and benefit plans to senior executives for the same reasons we provide them to employees—to provide a competitive compensation package that offers an opportunity for retirement, savings and health and welfare benefits. Retirement plans for senior executives generally pay the same formula amount as retirement plans for salaried employees. At the time of the Separation, ParentCo benefit plans were replicated for our employees.

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Executive Compensation | Compensation Discussion and Analysis | Executive Compensation Policies and Practices (continued)

Maintain a Conservative Compensation Risk Profile. Prior to the Separation, the ParentCo Compensation Committee evaluated the risk profile of ParentCo’s compensation programs when establishing policies and approving 2016 plan design, and the ParentCo Board of Directors annually considered risks related to compensation in its oversight of enterprise risk management. These evaluations noted numerous ways in which compensation risk is effectively managed or mitigated, including the following factors:

•	A balance of corporate and business unit weighting in incentive compensation plans;
•	Balanced mix between short-term and long-term incentives;
•	Caps on incentives;
•	Use of multiple performance measures in the Annual Incentive Plans and the 2016 Stock Incentive Plan, with a focus on operational targets to drive free cash flow and profitability;
•	Discretion retained by the ParentCo Compensation Committee to adjust awards;
•	Stock ownership guidelines requiring holding substantial equity in ParentCo until retirement;
•	Clawback policies applicable to all forms of IC;
•	Anti-hedging provisions in the insider trading policy; and
•	Restricting stock options to 20% of the value of equity awards to senior officers.

The Committee will evaluate risk relative to our compensation programs for 2017.

Consider Tax Deductibility When Designing and Administering Incentive Compensation. Section 162(m) of the Internal Revenue Code, as amended (the “Code”), limits deductibility of certain compensation to $1 million per year for the CEO and each of the three other most highly compensated executive officers (other than the CFO) who are employed at year-end (“covered employees”). If certain conditions are met, performance-based compensation may be excluded from this limitation. Our Annual Incentive Plans are designed with the intention that performance-based compensation paid under them may be eligible to qualify for deductibility under Section 162(m) and, in making compensation decisions, the Committee intends to consider the potential deductibility of proposed compensation.

Section 162(m) includes a special transition period for certain spin-offs of subsidiaries of publicly held companies that become separately held public companies. During this transition period, any compensation paid to covered employees under the Annual Incentive Plans and the 2016 Stock Incentive Plan will be exempt from the deduction limits under Section 162(m) for a limited period of time even without stockholder approval, so long as the other applicable requirements of Section 162(m) are met (i.e., requirements relating to the composition of the compensation committee, the performance goals and the certification of the performance goals). This transition period is applicable for compensation paid in connection with annual incentive bonuses, stock options, stock appreciation rights, restricted shares or restricted share units granted under the Annual Incentive Plans and the 2016 Stock Incentive Plan, as applicable, prior to the first regularly scheduled meeting of our stockholders that occurs beginning 12 months after the date of the Separation (which occurred on November 1, 2016). For compensation paid, and stock options, stock appreciation rights or restricted property granted under the Annual Incentive Plans and the 2016 Stock Incentive Plan after the date of that meeting, the plans must be approved by Alcoa’s stockholders to retain this exemption from deduction limits under Section 162(m).

The Committee retains flexibility in administering its compensation programs and may exercise discretion to authorize awards or payments that it deems to be in the best interests of Alcoa and its stockholders which may not qualify for tax deductibility.

The ParentCo Compensation Committee Retained, and the Alcoa Corporation Compensation Committee Retains, an Independent Compensation Consultant. In 2016, the ParentCo Compensation Committee directly retained an independent consultant, Pay Governance LLC, that provided advice as requested by the ParentCo Compensation Committee on the amount and form of certain executive compensation components, including, among other items, executive compensation best practices, insights concerning SEC and say-on-pay developments, and analysis and review of ParentCo’s compensation plans for executives. The independent consultant did not provide any services to ParentCo other than the services provided directly to the ParentCo Compensation Committee. ParentCo utilized broad-based comparative compensation survey data from Willis Towers Watson, which survey data was not customized for ParentCo, to assist with its general understanding as to whether its compensation programs were competitive with the market.

The Committee has retained Pay Governance LLC to advise it on matters relating to executive and director compensation.

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Executive Compensation | Compensation Discussion and Analysis | Executive Compensation Policies and Practices (continued)

What We Don’t Do

No Dividend Equivalents on Stock Options and Unvested Awards. Alcoa currently does not pay a regular dividend. If and to the extent that we determine to pay dividends in the future, dividend equivalents would be accrued and paid on certain awards only if and when such awards vest. Such dividend equivalents would be calculated at the same rate as any dividends paid on our common stock. Dividend equivalents would not be paid on stock options. Restricted share units, granted by the ParentCo, have accrued dividend equivalents, which will be paid only if and when such awards vest.

No Share Recycling. The 2016 Stock Incentive Plan generally prohibits share recycling. Shares tendered in payment of the purchase price of a stock option award or withheld to pay taxes may not be added back to the available pool of shares.

No Repricing of Underwater Stock Options (including cash-outs). The 2016 Stock Incentive Plan prohibits repricing, including cash-outs.

No Short Selling, Hedging or Pledging of Alcoa Stock. Short sales of Alcoa securities (sales of securities which are not then owned) and derivative or speculative transactions in Alcoa securities by our directors, officers and employees are prohibited. No director, officer or employee or any designee of such director, officer or employee is permitted to purchase or use financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of Alcoa securities. Directors and officers subject to Section 16 of the Exchange Act are prohibited from holding Alcoa securities in margin accounts and from pledging Alcoa securities as collateral.

No Excise Tax Gross-Ups for Participants in the Alcoa Corporation Change in Control Severance Plan. The Change in Control Severance Plan provides that no excise or other tax gross-ups will be paid, and that severance benefits will be available only upon termination of employment for “good reason” by an officer or without cause by Alcoa. For a discussion of the Alcoa Corporation Change in Control Severance Plan, see “Other Compensation Plans and Arrangements of Alcoa” and “Potential Payments upon Termination or Change in Control.”

No Employment Contracts. None of the NEOs have employment contracts.

No Significant Perquisites. Consistent with our Executive Compensation Philosophy, we limit the perquisites provided to executive officers to those that serve reasonable business purposes.

2015 ParentCo Say-on-Pay Vote and Impact on 2016 Executive Pay Decisions

ParentCo viewed the significant support (92% of the votes cast at ParentCo’s 2016 stockholders’ meeting in favor of ParentCo’s 2015 say-on-pay proposal) as reinforcement of stockholder support of ParentCo’s executive compensation philosophy and plans and, as such, the vote did not impact the overall design of the 2016 executive compensation program.

The Committee will consider stockholder input, including the advisory Say on Pay vote, as it evaluates the design of executive compensation programs and the specific compensation decisions for executive officers in the future, including as a result of the Say on Pay vote to be held at the 2017 annual meeting.

ParentCo’s 2016 Executive Compensation Decisions

Because we have been an independent company only since November 2016, most of the decisions impacting 2016 executive compensation were made by ParentCo and grounded in its executive compensation philosophy and policies. The Committee reviewed and affirmed decisions made by ParentCo in November 2016.

To attract, motivate, align and retain high performing executives, ParentCo designed its 2016 executive compensation program at median base salary levels while providing cash and equity incentives that motivate exceptional performance. Given the demanding leadership challenges confronting the aluminum industry in recent years, the prospect of an upside in IC and LTI had proven to be a major retention factor and had a demonstrable impact on motivating managers to achieve strong operational and financial performance. ParentCo set thresholds that eliminate payouts for missing targets by more than a small margin. While the reduced payout slope from target to minimum was steep, ParentCo established payout multiples for overachievement that could be earned only with significant upside performance.

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Executive Compensation | Compensation Discussion and Analysis | ParentCo’s 2016 Executive Compensation Decisions (continued)

ParentCo designed its 2016 executive compensation program to make equity the most significant portion of total compensation for senior executives and managers, increasing the portion of performance-based equity with the level of responsibility. For 2016, post-Separation, 12% to 32% of NEO compensation was fixed in the form of base salary, and the remaining 68% to 88% was performance-based and at-risk, which included IC and LTI awards.

Components of ParentCo’s 2016 Executive Compensation Program

2016 Base Salaries

Each ParentCo 2016 executive officer, including Messrs. Harvey and Oplinger, received a salary that was determined after consideration of the median of the peer group for their respective positions, performance and other factors. ParentCo paid salaries to its executive officers to ensure an appropriate level of fixed compensation that enables the attraction and retention of highly skilled executives and mitigates the incentive to assume highly risky business strategies to maximize annual cash IC. The base salaries for the NEOs at the beginning of 2016 were as follows: Mr. Harvey, $525,000, Mr. Oplinger, $550,000, Mr. Sigurðsson, $444,000, Ms. Fisher, $346,688, and Mr. Heeter, $265,421.

In connection with the Separation, changes were made to the base salaries of the NEOs, other than Mr. Oplinger, to reflect their promotions into senior executive roles with Alcoa. The base salaries of Messrs. Harvey, Sigurðsson, and Heeter, and Ms. Fisher increased to $925,000, $480,000, $390,000, and $390,000, respectively. As previously described, Mr. Oplinger’s base salary remained the same, as he continued in the same role following the Separation.

2016 Annual Incentive Compensation

2016 Annual Cash Incentive Compensation Target Setting

For 2016, ParentCo developed targets consistent with the expectation of a Separation occurring in 2016, as follows:

•	Targets were established based on the performance of ParentCo for the 10 months prior to the Separation (i.e., January 1, 2016 through October 31, 2016) (the “ParentCo Performance Targets”).
•	Targets also were established based on (i) ParentCo’s Global Primary Products business, which primarily constitutes the business of Alcoa following the Separation, and (ii) an allocation of ParentCo corporate costs for Alcoa (the “Alcoa Performance Targets”).

Annual cash IC for 2016 for the NEOs was based on the following parameters:

•	80% financial targets, consisting of adjusted free cash flow (40%) and adjusted EBITDA (40%), as more fully described below; and
•	20% other targets, consisting of safety (5%), environmental (5%), and diversity (10%), each as more fully described below.

The annual cash IC was measured in one of two ways for the NEO, depending upon the NEO’s business or resource unit at the beginning of the performance period:

•	100% of the IC payout for Messrs. Oplinger and Heeter and 50% of the IC payout for Messrs. Harvey and Sigurðsson and Ms. Fisher was based on (i) the ParentCo Performance Targets for the 10 months prior to the Separation and (ii) the Alcoa Performance Targets for the two months following the Separation; and
•	The remaining 50% of the IC payout for Messrs. Harvey and Sigurðsson and Ms. Fisher was based on the Alcoa Performance Targets for the entire 12-month performance period for 2016.

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Executive Compensation | Compensation Discussion and Analysis | Components of ParentCo’s 2016 Executive Compensation Program (continued)

The below chart describes the specific metrics and results for ParentCo and Alcoa for the 2016 annual IC awards:

Performance Metric(1)	ParentCo Targets		ParentCo Performance		Alcoa Targets		Alcoa Performance		Metric Weight (%)
Adjusted Free Cash Flow(2)	$(710)	M	$(533)	M	$(247)	M	$6	M	40%
Adjusted EBITDA(2)	$2,386	M	$2,360	M	$893	M	$1,002	M	40%
Safety(3) DART (measured in days away from work)	0.48		0.36		0.385		0.276		5%
Environmental(4) CO2 Emissions Reduction (thousand tons)	195		101		171		38.5		5%
Diversity (as percentage of workforce)									10%
Executive Level Women, Global	22.8%		23.2%		20.9%		20.9%
Executive Level Minorities, U.S.	16.0%		16.1%		23.4%		24.3%
Professional Level Women, Global	28.0%		28.3%		20.9%		20.7%
Professional Level Minorities, U.S.	19.0%		18.6%		16.8%		17.6%
Total	—		—		—		—		100%
(1)	The maximum payout for each financial and non-financial metric is 200%.
(2)	The free cash flow and EBITDA financial measures have not been calculated in accordance with generally accepted accounting principles (“GAAP”). A description of the calculation of each non-GAAP financial measure to the most directly comparable GAAP financial measure is provided in “Calculation of Financial Measures” in Attachment B.
(3)	The safety metric focuses on reducing the number of serious injuries, based upon the DART (Days Away, Restricted and Transfer) rate, which measures injuries and illnesses that involve one or more days away from work per 100 full-time workers and days in which work is restricted or employees are transferred to another job due to injury per 100 full-time workers.
(4)	The environmental metric relates to a reduction of carbon dioxide emissions in 2016.

The 2016 annual IC awards have been structured with the intent of enabling the Committee to award compensation that constitutes performance-based compensation under Section 162(m) of the Code. Because adjusted EBITDA (calculated as described above and normalized for LME and FX, both of which are further described below) was greater than $500 million in 2016, the 2016 plan pool funded at 300% of each NEO’s individual maximum annual IC, with the Committee exercising its discretion to reduce 2016 annual IC pay-outs at levels below the NEOs’ maximum annual IC, based on the formulas described below for each NEO.

Additional Information Regarding Financial Measures

The 2016 financial measures for annual IC were equally weighted between adjusted free cash flow and adjusted EBITDA. As adjusted, these metrics exclude Separation costs. Additionally, to adjust for certain items that are outside of management’s control, we normalize for the following factors, which may have significant effects on financial results, and none of which management performance may impact:

•	London Metal Exchange Pricing (“LME”): Without normalization, in years when the LME price of aluminum rises rapidly relative to plan (i.e., our forecasts), annual IC would be less effective as a performance incentive because management would receive an unearned benefit. Conversely, when the LME price of aluminum falls dramatically relative to our plan, failure to normalize would demotivate employees by placing annual IC awards out of reach for reasons beyond their control. Our use of normalization enables us to drive operational and financial performance, particularly in recent years of volatile LME aluminum prices.
•	Currency Exchange Rates: Since our revenues are largely United States dollar-denominated, while costs in non-United States locations are largely denominated in local currency, the volatility of currency exchange rates may have a significant impact on earnings. As our commodities are traded in United States dollars, we typically have seen an inverse correlation to foreign currency exchange. Therefore, to avoid double counting, the normalization for the commodity price swings needs to be corrected by concurrent normalization of foreign exchange.

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Executive Compensation | Compensation Discussion and Analysis | Components of ParentCo’s 2016 Executive Compensation Program (continued)

•	Premiums/Special Items: In addition to LME and foreign currency normalization, results historically have been adjusted by ParentCo to account for 50% of fluctuations in regional aluminum premiums compared to plan. Also, to ensure management maximizes performance on factors within their control, special item adjustments may be recommended to the Board for approval such as restructuring programs and one-time production disruption events.

Because we generally do not hedge foreign exchange or LME fluctuations, normalization is a practice that ParentCo has followed for many years, and that Alcoa expects to continue to follow. Normalization adjustments for LME, currency exchange rates, and 50% of regional premiums were made relative to the 2016 business plan and the 2016 annual IC awards. These normalization adjustments were immaterial to the 2016 IC awards.

2016 Target Annual IC Opportunities of Each NEO and Impact of the Separation

In January 2016, target incentive opportunities were set for each NEO based on his or her then-current job band. Following the Separation, the 2016 target bonus opportunities for each NEO, other than Mr. Oplinger, increased in connection with their assumption of senior executive roles with Alcoa (and related increase to base salary amounts). These target opportunities are set forth in the chart below.

Named Executive Officer	Target Annual IC Opportunity Pre-Separation (% of Base Salary Earnings)	Target Annual IC Opportunity Post-Separation (% of Base Salary Earnings)	Total Target Annualized IC Opportunity for 2016 (% of Base Salary Earnings)
Roy C. Harvey	100	140	107
William F. Oplinger	100	100	100
Tomas M. Sigurðsson	65	100	71
Leigh Ann C. Fisher	55	75	58
Jeffrey D. Heeter	45	75	50

2016 Annual IC Payout Determination

In February 2017, the Committee met to consider 2016 performance and determine IC payouts for 2016. Based on the metrics outlined earlier in this section, results were as follows:

•	the ParentCo results were 100.7% of target; and
•	the Alcoa Corporation results were 125.6% of target.

100% of the annual IC payout for Messrs. Oplinger and Heeter and 50% of the annual IC payout for Messrs. Harvey and Sigurðsson and Ms. Fisher was based on the following formula, which is (i) ParentCo Performance Targets, measured from January 1, 2016 through October 31, 2016 and (ii) Alcoa Performance Targets, measured annually and prorated for November 1, 2016 through December 31, 2016:

1. Payout based on ParentCo Performance Targets (January 1, 2016—October 31, 2016)
Pre-Separation Base Salary Earnings (10-month period)	x	Pre-Separation Target Incentive Opportunity	x	% Achievement Based on Results	x	Individual Performance Multiplier(1)	=	Pre-Separation Portion of Annual IC(2)

+
2. Payout based on Alcoa Performance Targets (November 1, 2016—December 31, 2016)
Post-Separation Base Salary Earnings (two-month period)	x	Post-Separation Target Incentive Opportunity	x	% Achievement Based on Results	x	Individual Performance Multiplier(1)	=	Post-Separation Portion of Annual IC(3)
(1)	Following the end of the annual performance period, individual performance multipliers were assigned to the NEOs by the Committee, as further described below. Additionally, the performance goals applicable to the awards were subject to the same normalization and adjustment principles described above under “2016 Annual Incentive Compensation-Financial Measures,” as set forth in “Calculation of Financial Measures” in Attachment B.
(2)	Prorated over 10-month period.
(3)	Prorated over two-month period.

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Executive Compensation | Compensation Discussion and Analysis | Components of ParentCo’s 2016 Executive Compensation Program (continued)

The remaining 50% of the annual IC payout for Messrs. Harvey and Sigurðsson and Ms. Fisher was based on the following formula, which consisted of Alcoa Performance Targets, measured annually and prorated for November 1, 2016 through December 31, 2016:

Payout Based on Alcoa Performance Targets (January 1, 2016—December 31, 2016)
Pre-Separation Base Salary Earnings (10-month period)	x	Pre-Separation Target Incentive Opportunity	x	% Achievement Based on Results	x	Individual Performance Multiplier(1)	=	Pre-Separation Portion of Annual IC(2)
+
Post-Separation Base Salary Earnings (two-month period)	x	Post-Separation Target Incentive Opportunity	x	% Achievement Based on Results	x	Individual Performance Multiplier(1)	=	Post-Separation Portion of Annual IC(3)
(1)	Following the end of the annual performance period, individual performance multipliers were assigned to the NEOs by the Committee, as further described below. Additionally, the performance goals applicable to the awards were subject to the same normalization and adjustment principles described above under “2016 Annual Incentive Compensation-Financial Measures,” as set forth in “Calculation of Financial Measures” in Attachment B.
(2)	Prorated over 10-month period.
(3)	Prorated over two-month period.

In determining the 2016 IC payouts, the Committee performed a qualitative review of each NEO’s performance, with specific review and emphasis upon their respective roles and contributions to the successful consummation of the Separation of Alcoa into a standalone publicly-traded company on November 1, 2016. In light of the complexity of the Separation, each of the NEO’s critical roles in the successful completion of the Separation, and consideration of the performance of Alcoa throughout 2016, the Committee approved the following individual multipliers to apply to each of the NEO’s 2016 annual IC awards:

Named Executive Officer	Performance Multiplier for 2016 IC Awards
Roy C. Harvey	150%
William F. Oplinger	150%
Tomas M. Sigurðsson	125%
Leigh Ann C. Fisher	150%
Jeffrey D. Heeter	130%

2016 Annual IC Payout Amounts

The foregoing performance determinations by the Committee resulted in the following amounts paid out to the NEOs for their 2016 IC awards:

Named Executive Officer	2016 IC Total Target % Achievement	2016 IC Total Earned Amount
Roy C. Harvey	176%	$1,149,177
William F. Oplinger	157%	$865,013
Tomas M. Sigurðsson	145%	$465,758
Leigh Ann C. Fisher	174%	$361,536
Jeffrey D. Heeter	142%	$208,621

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Executive Compensation | Compensation Discussion and Analysis (continued)

2016 Equity Awards: Stock Options, Restricted Share Units and Performance-Based Restricted Share Units

2016 Long-Term Incentive Awards

In January 2016, ParentCo granted 2016 LTI awards to the NEOs in order to align their interests with those of stockholders, link compensation to stock price appreciation over a multi-year period, and support the retention of the ParentCo management team. The 2016 LTI awards were in the form of performance-based restricted share units and/or either time-vesting stock options or restricted share units based upon the job band of the NEO at the time and their performance.

•	The ParentCo stock options vest ratably over a three-year period (one-third vests each year on the anniversary of the grant date) and, if unexercised, will expire the earlier of ten years from the date of grant or five years after retirement.
•	Time-vested ParentCo restricted share units vest on the third anniversary of the grant date, providing a multi-year retention incentive.
•	For performance-based ParentCo restricted share units, performance is based on achievement against annual targets. Earned performance-based restricted share units will be converted into shares of common stock three years from the date of the grant (subject to Committee approval of performance results) if the executive remains actively employed. The number of performance-based restricted share units earned at the end of the three-year plan will be determined as follows, based on the annual payout percentages over the three-year period: (i) 1/3 of the award is based on performance against the 2016 targets; (ii) 1/3 of the award will be based on performance against the targets to be established for 2017; and (iii) 1/3 of the award will be based on performance against the targets to be established for 2018.

For each year, a minimum performance level has been or will be established. For performance below such minimum level, the portion of the award subject to performance criteria in that year will be forfeited and will not carry over into any future performance period.

Upon Separation, outstanding equity awards held by the NEOs were converted into equity awards relating to Alcoa stock with the same terms and conditions, including vesting and exercise periods, as further discussed below.

2016 Grants of Long-Term Incentive Awards to Each NEO

The following chart provides information regarding ParentCo’s 2016 grants of equity awards to each NEO (as adjusted for ParentCo’s 1:3 reverse stock split effected on October 5, 2016):

Name	Stock Options	Restricted Share Units	Performance-Based Restricted Share Units (Target)
Roy C. Harvey	57,000	0	71,720
William F. Oplinger	50,316	0	63,306
Tomas M. Sigurðsson	0	14,973	14,973
Leigh Ann C. Fisher	13,920	4,640	9,280
Jeffrey D. Heeter(1)	0	12,373	0

(1)	Mr. Heeter was not eligible for performance-based restricted share unit awards in 2016.

Treatment of Equity-based Compensation in the Separation

Alcoa adopted the 2016 Stock Incentive Plan in connection with the Separation. The Alcoa equity-based compensation awards into which the outstanding ParentCo equity-based compensation awards were converted upon the Separation, pursuant to the terms of the separation and distribution agreement, were issued pursuant to the 2016 Stock Incentive Plan and, accordingly, reduced the shares available for issuance under the 2016 Stock Incentive Plan.

•	Stock Options Held by Alcoa Employees. Each award of ParentCo stock options held by a NEO was converted into an award of stock options with respect to Alcoa common stock. The exercise price of, and number of shares subject to, each such award was adjusted in a manner intended to preserve the aggregate intrinsic value of the original ParentCo award as measured immediately before and immediately after the Separation, subject to rounding. Such adjusted award otherwise continues to have the same terms and conditions that applied to the original ParentCo award immediately prior to the Separation.

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Executive Compensation | Compensation Discussion and Analysis | 2016 Equity Awards: Stock Options, Restricted Share Units and Performance-Based Restricted Share Units (continued)

•	Restricted Share Units Held by Alcoa Employees. Each award of ParentCo restricted share units held by a NEO was converted into an award of restricted share units with respect to Alcoa common stock. The number of shares subject to each such award was adjusted in a manner intended to preserve the aggregate intrinsic value of the original ParentCo award as measured immediately before and immediately after the Separation, subject to rounding. Such adjusted award otherwise continues to have the same terms and conditions that applied to the original ParentCo award immediately prior to the Separation.
•	Performance-Based Restricted Share Units Held by Alcoa Employees. Each award of ParentCo performance-based restricted share units held by a NEO was converted into an award of performance-based restricted share units with respect to Alcoa common stock. The number of shares subject to each such award was adjusted in a manner intended to preserve the aggregate intrinsic value of the original ParentCo award as measured immediately before and immediately after the Separation, subject to rounding. Such adjusted award otherwise continues to have the same terms and conditions that applied to the original ParentCo award immediately prior to the Separation.

Post-Separation Conversion of 2016 Alcoa Long-Term Incentive Awards

The following chart shows the as-converted 2016 ParentCo equity awards into Alcoa equity awards for each NEO following the Separation.

2016 Alcoa Corporation Equity Awards (As-Converted from ParentCo Equity Awards)
Named Executive Officer	Options(1)	Time-Based Restricted Share Units(2)	Performance-Based Restricted Share Units (at target)(3)(4)
Roy C. Harvey	76,354	0	96,072
William F. Oplinger	67,400	0	84,801
Tomas M. Sigurðsson	0	20,057	20,057
Leigh Ann C. Fisher	18,646	6,215	12,431
Jeffrey D. Heeter	0	16,574	0
(1)	Options vest ratably over a three-year period and, if unexercised, will expire the earlier of (i) 10 years from the date of grant or (ii) five years following retirement.
(2)	Restricted share units cliff-vest on the third anniversary of the grant date. The ParentCo Compensation Committee granted the restricted share units at amounts based on the NEO’s job band and consideration of prior year individual performance.
(3)	The target award opportunities for performance-based restricted share units were set by the ParentCo Compensation Committee prior to the Separation, based on the NEO’s job band and a review of market data, and subsequently reviewed by the Committee. The target awards are subject to achievement of Alcoa performance goals (as described in greater detail below).
(4)	The number of performance-based restricted share units earned is based on performance over a three-year period, as follows: (i) 1/3 of the award is based on performance against 2016 targets (the “2016 performance-based restricted share units”), achievement of which is described in greater detail below; (ii) 1/3 of the award will be based on performance against the targets established for 2017; and (iii) 1/3 of the award will be based on performance against the targets to be established for 2018, which targets will be set by the Committee in early 2018. The performance-based restricted share units have a maximum payout opportunity of 200%. Additionally, the performance goals applicable to the awards are subject to the same normalization and adjustment principles described above under “2016 Annual Incentive Compensation—Financial Measures,” and set forth in “Calculation of Financial Measures” in Attachment B.

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Executive Compensation | Compensation Discussion and Analysis | 2016 Equity Awards: Stock Options, Restricted Share Units and Performance-Based Restricted Share Units (continued)

Performance-Based Restricted Share Units Design and 2016 Performance Targets

In anticipation of the Separation, the ParentCo Compensation Committee set performance goals applicable to the 2016 tranches of each of the 2016, 2015 and 2014 performance-based restricted share unit awards in one of two ways, depending upon the NEO’s business or resource unit at the beginning of 2016. The below chart describes the applicable targets and measurement dates, with a detailed description of the 2016 metrics following below (Mr. Heeter was not eligible for 2016 performance-based restricted share unit awards):

2016 Tranche of Performance-Based Restricted Share Unit Targets for Mr. Oplinger
Pre-Separation Performance (January 1, 2016 through October 31, 2016)	• ParentCo (excluding Alcoa) Performance Targets (weighted 50%) • Alcoa Performance Targets(1) (weighted 50%)
Post-Separation Performance (November 1, 2016 through December 31, 2016)	• Alcoa Performance Targets(2) (weighted 100%)

2016 Tranche of Performance-Based Restricted Share Unit Targets for Messrs. Harvey and Sigurðsson and Ms. Fisher
Full-Year Performance (January 1, 2016 through December 31, 2016)	• Alcoa Performance Targets(2) (weighted 100%)
(1)	Measured performance for January 1, 2016 through October 31, 2016.
(2)	Measured Alcoa performance (annualized) for January 1, 2016 through December 31, 2016.

These targets and the below metrics were structured so that ParentCo could monitor and incentivize progress each year of the three-year business plan, a critical factor given the volatility of the pricing of the aluminum commodity and of ParentCo’s overall business condition. The ParentCo Compensation Committee set 2016 financial targets and metrics using the same philosophy and methodology as discussed above for the determination of financial targets and metrics for annual IC.

The below charts describe the specific metrics and results for ParentCo (excluding Alcoa) Performance Targets and Alcoa Performance Targets for the 2016 tranches of the performance-based restricted share unit awards:

ParentCo (excluding Alcoa) Performance Targets (January 1, 2016—October 31, 2016)
Metric (%)	Target	Results	Weighting
Revenue Growth(1)	10.6%	1.7%	25%
EBITDA Margin(1)(2)	14.5%	14.9%	75%
Total			100%

Alcoa Performance Targets (January 1, 2016—December 31, 2016)
Metric ($ millions/MT)	Target	Results(3) January 1, 2016— October 31, 2016	Results November 1, 2016— December 31, 2016	Weighting
Aluminum EBITDA per metric ton(1)	$108	$108	$105	50%
Alumina EBITDA per metric ton(1)	$39	$38	$36	50%
Total	—	—	—	100%
(1)	These financial measures have not been calculated in accordance with GAAP. A description of the calculation of each non-GAAP financial measure to the most directly comparable GAAP financial measure is provided in “Calculation of Financial Measures” in Attachment B.
(2)	EBITDA margin is calculated by dividing EBITDA by total revenue for the period January 1, 2016 through October 31, 2016.
(3)	Applies to Mr. Oplinger as further described below.

Performance-Based Restricted Share Unit Awards—2016 Determination

The 2016 tranches of performance-based restricted share unit awards were determined as follows.

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Executive Compensation | Compensation Discussion and Analysis | 2016 Equity Awards: Stock Options, Restricted Share Units and Performance-Based Restricted Share Units (continued)

The 2016 tranche payout for Mr. Oplinger was determined based on the sum of the formulae shown in the chart below:

1. Payout Based on Pre-Separation Performance (January 1, 2016—October 31, 2016)
Target Opportunity (Number of Restricted Share Units)	x	10/12	x	% Achievement Based on ParentCo (excluding Alcoa) Performance Targets (50%) and Alcoa Performance Targets (50%)	=	Potential Payout based on 1/1/2016—10/31/2016 Performance
+
2. Payout Based on Post-Separation Performance (November 1, 2016—December 31, 2016)
Target Opportunity (Number of Restricted Share Units)	x	2/12	x	% Achievement Based on Alcoa Performance Targets (100%)	=	Potential Payout based on 11/1/2016—12/31/2016 Performance

The 2016 tranche earned for Messrs. Harvey and Sigurðsson and Ms. Fisher were determined based on the formula shown in the below chart:

Payout Based on Full-Year Performance (January 1, 2016—December 31, 2016)
Target Opportunity (Number of Restricted Share Units)	x	% Achievement Based on Alcoa Performance Targets (100%)	=	Potential Payout based on Performance

Performance-Based Restricted Share Unit Awards—2016 Earned Amounts

The NEOs each earned the 2016 tranches of their performance-based restricted share unit awards based on, and to the extent of, the achievement of the above-described 2016 performance targets, as determined by the Committee in accordance with the metrics described above. The performance range for each metric was 0% to 200%. Additionally, the performance goals applicable to the awards were subject to the same normalization and adjustment principles described above under “2016 Annual Incentive Compensation—Financial Measures.”

The Committee determined that the 2016 tranches of performance-based restricted share unit awards had been earned in accordance with the metrics described above. In connection with the Committee’s determination, the NEOs’ 2016 tranches of performance-based restricted share unit awards were earned as follows.

Named Executive Officer	2016 Tranche Total % Achievement	2016 Tranche Total Earned Shares
Roy C. Harvey	80.1%	37,197
William F. Oplinger	87.8%	53,516
Tomas M. Sigurðsson	80.1%	9,672
Leigh Ann C. Fisher	80.1%	6,223
Jeffrey D. Heeter	—	—

Other Compensation Plans and Arrangements of Alcoa

Alcoa Corporation Internal Revenue Code 162(m) Compliant Annual Cash Incentive Compensation Plan

In connection with the Separation, the Company adopted the 162(m) Annual Incentive Plan, which is administered by the Committee. Each executive officer designated by the Committee is eligible to participate in the 162(m) Annual Incentive Plan. The Company’s annual IC plan has been structured with the intent of enabling the Committee to award compensation that constitutes performance-based compensation under Section 162(m) of the Code.

At the beginning of each performance period, the Committee will designate the participants and establish specific performance goals applicable to the awards and incentive amounts that may be earned by participants. Performance periods will typically be a fiscal year of Alcoa or such shorter period as may be designated by the Committee with respect to an award. The Committee has the discretion to structure awards in any manner it deems advisable, including specifying that the award may become payable in the event of death, disability or a change in ownership or control to the extent

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Executive Compensation | Compensation Discussion and Analysis | 2016 Equity Awards: Stock Options, Restricted Share Units and Performance-Based Restricted Share Units (continued)

permissible under Section 162(m) of the Code. The Committee may also structure awards as an allocation of a cash bonus pool for bonus pool participants, provided that, among other matters, each participant allocation satisfies the maximum individual amount limit set forth in the Section 162(m) Annual Incentive Plan of $9,000,000 per participant for each fiscal year performance period.

The performance goals applicable to awards granted under the Section 162(m) Annual Incentive Plan will relate to one or more of the following (and, if applicable, may be normalized for fluctuations in currency or the price of aluminum on the LME) as determined by the Committee: (i) earnings, including operating income, earnings before or after taxes, and earnings before or after interest, taxes, depreciation, and amortization; (ii) book value per share; (iii) pre-tax income, after-tax income, income from continuing operations, or after tax operating income; (iv) operating profit or improvements thereto; (v) earnings per common share (basic or diluted) or improvement thereto; (vi) return on assets (net or gross); (vii) return on capital; (viii) return on invested capital; (ix) sales, revenues or returns on sales or revenues or growth in sales, revenues or returns on sales or revenues; (x) share price appreciation; (xi) total shareholder return; (xii) cash flow, operating cash flow, free cash flow, cash flow return on investment (discounted or otherwise), improvements in cash on hand, reduction of debt, improvements in the capital structure of the Company including debt to capital ratios; (xiii) implementation or completion of critical projects or processes; (xiv) economic profit, economic value added or created; (xv) cumulative earnings per share growth; (xvi) achievement of cost reduction goals; (xvii) return on shareholders’ equity; (xviii) total stockholders’ return improvement or relative performance as compared with other selected companies or as compared with Alcoa, a subsidiary, division or business unit history; (xix) reduction of days working capital, working capital or inventory; (xx) operating margin or profit margin or growth thereof; (xxi) cost targets, reductions and savings, productivity and efficiencies; (xxii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction (including improvements in product quality and delivery), employee satisfaction, human resources management including improvements in diversity representation, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xxiii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, technology and best practice sharing within Alcoa, and the completion of other corporate goals or transactions; (xxiv) the achievement of sustainability measures, community engagement measures or environmental, health or safety goals of Alcoa or a subsidiary, division or business unit of Alcoa for or within which the participant is primarily employed; (xxv) improvement in performance against competition benchmarks approved by the Alcoa Compensation Committee; or (xxvi) improvements in audit and compliance measures. The Committee may also specify adjustments and any inclusion(s) or exclusion(s) for charges related to any event(s) or occurrence(s) which the Committee determines should be included or excluded, as appropriate, for purposes of measuring performance against the applicable performance goals.

The Committee also uses the Incentive Compensation Plan, described under “Incentive Compensation Plan” below, as a sub-plan to the Section 162(m) Annual Incentive Plan to supplement the terms and conditions of awards granted under the Section 162(m) Annual Incentive Plan.

Change in Control Severance Plan

In connection with the Separation, Alcoa adopted the Alcoa Corporation Change in Control Severance Plan (the “CIC Severance Plan”). The NEOs and other officers designated by the Committee are eligible to participate in the CIC Severance Plan. Under the CIC Severance Plan, an eligible employee who incurs a qualifying termination of employment, which is generally a termination without cause or resignation for good reason within two years following a change in control, will generally be entitled to receive (i) cash severance equal to three times, in the case of the CEO, CFO and General Counsel, and two times, in the case of other participants, the sum of the employee’s annual base salary and his or her target incentive compensation with respect to the year of the change in control, (ii) a pro-rated annual bonus for the year in which the termination occurs, (iii) continued life, accident and health benefits for up to three years, in the case of the CEO, CFO and General Counsel, and up to two years, in the case of other participants, following the qualifying termination of employment, (iv) a cash lump sum amount representing the estimated equivalent of three years, in the case of the CEO, CFO and General Counsel, and two years, in the case of other participants, of Alcoa contributions to the Alcoa defined contribution plans in which the employee participates, (v) a cash lump sum amount representing the estimated incremental

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Executive Compensation | Compensation Discussion and Analysis | 2016 Equity Awards: Stock Options, Restricted Share Units and Performance-Based Restricted Share Units (continued)

increase in actuarial benefit that would have been accrued on behalf of the employee during the three years, in the case of the CEO, CFO and General Counsel, and two years, in the case of other participants, following the qualifying termination under the Alcoa defined benefit plans in which the employee participates, if any, and (vi) reasonable outplacement services for a period of up to six months. In addition, the eligible employee will be entitled to receive benefits under Alcoa’s post-retirement health care if the employee would have become entitled to benefits under this plan had he or she remained employed during the three years, in the case of the CEO, CFO and General Counsel, and two years in the case of other participants, following the qualifying termination. If amounts payable to an officer under the CIC Severance Plan would be subject to an excise tax under Section 4999 of the Code, such amounts will be reduced if necessary to maximize the after-tax payment to the officer.

Severance Agreements

Severance agreements were entered into by and between Alcoa and each of the CEO and CFO (together, the “CEO/CFO Severance Agreements”) and other NEOs (collectively, the “Officer Severance Agreements”), for the purpose of providing severance benefits to such officers upon a qualifying termination of employment that occurs other than in connection with a change in control. Payment is generally contingent upon the officer’s execution of a release of claims.

Under the CEO/CFO Severance Agreements, the officer will receive a payment of $50,000 upon a voluntary resignation where such officer provides three months’ notice to Alcoa contingent upon a release of claims. Upon an involuntary termination, such officer is generally entitled to receive (i) cash severance equal to two times the officer’s annual base salary, (ii) a pro-rated annual bonus for the year in which the termination occurs, (iii) $50,000 in consideration of execution of a release of claims, (iv) continued health benefits for two years following termination, and (v) a cash lump sum amount designed to provide two years of additional pension or retirement benefits under the Company defined benefit plans or, as applicable, defined contribution plans in which the officer participates.

Under the Officer Severance Agreements, upon an involuntary termination of the officer’s employment, the officer is generally entitled to receive (i) cash severance equal to the officer’s annual base salary, (ii) a pro-rated annual bonus for the year in which the termination occurs, (iii) continued health benefits for one year following termination, and (iv) either one year of additional pension service under the Alcoa defined benefit plans or a lump sum amount equal to Alcoa’s contribution to the defined contribution plans for one year.

Alcoa Corporation Deferred Compensation Plan

Under the Alcoa USA Corp Deferred Compensation Plan, participants may defer base salary amounts and certain incentive plan awards until a later date. Generally, earnings on nonqualified deferred compensation include returns on notional investments that mirror the investment alternatives available to all salaried employees under the Alcoa Retirement Savings Plan for Salaried Employees.

Incentive Compensation Plan

In connection with the Separation, Alcoa adopted the Incentive Compensation Plan. Officers and other key employees of Alcoa and its subsidiaries who are designated by the Committee, including NEOs, are eligible to participate in the Incentive Compensation Plan. The Incentive Compensation Plan provides for the grant of annual cash incentive compensation awards to eligible participants with respect to calendar year performance. Awards under the Incentive Compensation Plan are earned based on individual performance and achievement of financial and non-financial performance metrics established by the Committee.

Employment Termination and Change in Control Terms in Annual Incentive and Equity Awards

Change in Control Provisions in the Alcoa Corporation 2016 Stock Incentive Plan

The Alcoa Corporation 2016 Stock Incentive Plan provides for double-trigger equity vesting in the event of a change in control (as defined in the 2016 Stock Incentive Plan). This generally means that if outstanding awards under the 2016 Stock

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Executive Compensation | Compensation Discussion and Analysis | Employment Termination and Change in Control Terms in Annual Incentive and Equity Awards (continued)

Incentive Plan are replaced by the acquirer or related entity in a change in control of Alcoa, those replacement awards will not immediately vest on a “single trigger” basis, but vesting would accelerate only if the participant is terminated without cause or quits for good reason (as those terms are defined in the Alcoa Change in Control Severance Plan) within 24 months following the change in control.

Change in Control Provisions in Alcoa Corporation Incentive Compensation Plan

In the event of a change in control, officers and other key employees receiving compensation pursuant to the Incentive Compensation Plan, at the discretion of the Committee, shall be paid a pro-rata portion of target incentive compensation for the calendar year for which awards were made, based on the days of service during such calendar year from the beginning of the calendar year through the date of the change in control.

Compensation Committee Report

The Compensation and Benefits Committee (the “Committee”) has:

1.	reviewed and discussed with management the “Compensation Discussion and Analysis” included in this proxy statement; and
2.	based on the review and discussions referred to in paragraph (1) above, the Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in the Company’s proxy statement relating to the 2017 annual meeting of stockholders.

The Compensation and Benefits Committee

James W. Owens, Chair

Kathryn S. Fuller

James E. Nevels

Carol L. Roberts

Steven W. Williams

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Executive Compensation (continued)

Summary Compensation Table

The following table sets forth information concerning the compensation awarded to, earned by, or paid to, our named executive officers.

Name and Principal Position (a)(1)	Year (b)	Salary ($) (c)	Bonus ($) (d)(2)	Stock Awards ($) (e)(3)	Option Awards ($) (f)(3)	Non-Equity Incentive Plan Compensation ($) (g)(4)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($) (h)(5)	All Other Compensation ($) (i)(6)	Total ($) (j)
Roy C. Harvey(7)	2016	$591,667	$—	$946,334	$362,682	$1,149,177	$262,577	$773,519	$4,085,956
Chief Executive Officer	2015	$508,068		$1,100,318	$275,039	$454,307	$160,233	$523,369	$3,021,334
William F. Oplinger	2016	$550,000	$—	$1,389,794	$320,150	$865,013	$446,202	$72,453	$3,643,612
Executive Vice President and Chief Financial Officer	2015	$541,667		$1,600,406	$400,020	$479,375	$327,386	$37,500	$3,386,354
	2014	$500,000		$1,288,037	$322,028	$849,375	$413,526	$30,000	$3,402,966
Tómas M. Sigurðsson	2016	$450,001	$—	$568,966	$0	$465,758	$3,758	$204,779	$1,693,262
Executive Vice President and Chief Operating Officer	2015	$444,000		$495,423	$166,150	$340,635	$—	$295,103	$1,741,311
Leigh Ann C. Fisher	2016	$353,907	$—	$262,031	$88,569	$361,536	$370,547	$18,710	$1,455,300
Executive Vice President and Chief Administrative Officer	2015	$342,657		$330,904	$0	$230,629	$258,983	$15,900	$1,179,073
Jeffrey D. Heeter	2016	$284,017	$60,000	$250,267	$0	$208,621	$197,450	$22,422	$1,022,777
Executive Vice President, General Counsel and Secretary

Notes to Summary Compensation Table

(1)	Named Executive Officers. The NEOs include our Chief Executive Officer, Chief Financial Officer, and the next three highest paid executive officers at fiscal year-end 2016. We have excluded compensation for prior years to the extent permitted by applicable SEC rules. For purposes of determining the most highly compensated executive officers, the amounts shown in column (h) were excluded. As of November 1, 2016, Mr. Sigurðsson began to be paid in Icelandic króna and the amount reflected in the table are US dollar equivalents using an internal monthly average rate of .0087 Icelandic króna to US Dollars. Prior to November 1, 2016, Mr. Sigurðsson was paid in United States dollars.
(2)	Bonus. Amounts in this column represents cash award paid by ParentCo in connection with efforts related to the Separation.

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(3)	Stock Awards and Option Awards. The value of stock awards in column (e) and stock options in column (f) equals the grant date fair value, which is calculated in accordance with ASC Topic 718. Amounts reflected in column (e) of the Summary Compensation Table include both time-vested and performance-based awards. Performance-based restricted share unit awards granted, or for which the performance criteria was established, in 2016 are shown at 100% of target. The grant date fair value of the performance-based restricted share unit awards, at target and maximum, are as follows:

		2016 Grant Date Value of Performance RSU Award(b)
Name	Grant Date(a)	At Target	At Maximum
Roy C. Harvey	1/19/2016	$483,562	$967,125
	1/20/2015	$366,795	$733,589
	1/16/2014	$95,977	$191,954

	Total	$946,334	$1,892,669
William F. Oplinger	1/19/2016	$426,832	$853,663
	1/20/2015	$533,526	$1,067,052
	1/16/2014	$429,436	$858,873

	Total	$1,389,794	$2,779,588
Tomas M. Sigurdsson	1/19/2016	$100,959	$201,917
	1/20/2015	$110,098	$220,195
	1/16/2014	$55,049	$110,098

	Total	$266,105	$532,210
Leigh Ann C. Fisher	1/19/2016	$62,574	$125,149
	1/20/2015	$55,136	$110,272
	1/16/2014	$50,474	$100,948

	Total	$168,184	$336,368
Jeffrey D. Heeter	1/19/2016	—	—
	1/20/2015	—	—
	1/16/2014	—	—

	Total	—	—
(a)	For each award, the performance criteria applicable to the 2016 tranche of the three-year performance period were approved by the ParentCo Compensation Committee in 2016. The grant dates listed in the column are the dates that the ParentCo Compensation Committee approved the establishment of the awards at the commencement of the applicable three-year performance period.
(b)	A restricted share unit is valued at the market price of a share of stock on the date of grant as determined by the closing price per share of the common stock. At the date of grant on January 19, 2016, the closing price per share of Alcoa Inc. common stock was $6.74. The adjusted grant date fair value was $15.10 after accounting for ParentCo’s one-for-three reverse stock split in October 2016 and the subsequent distribution ratio relating to the Separation.

For a discussion of the assumptions used to estimate the fair value of stock awards and stock options, please refer to the following sections in the 2016 Annual Report “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Stock-based Compensation” and Note M to the consolidated financial statements respectively.

(4)	Non-Equity Incentive Plan Compensation. The amount in this column reflects the cash payments made under the Annual Incentive Plans as further described on page 45.
(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings. The amounts shown for 2016 reflects the aggregate change in the actuarial present value of each NEO’s accumulated benefit under all defined benefit and actuarial plans, including supplemental plans, from December 31, 2015 to December 31, 2016. Pension values may fluctuate significantly based on a number of factors, including age, years of service, average annual earnings, discount rate, mortality and exchange rate assumptions used for measurement of pension obligations from 2015 to 2016. Assumptions used are further described under “2016 Pension Benefits.”
(6)	All Other Compensation. Please see the information below regarding amounts set forth in this column.
(a)

Company Contributions to Savings Plans. Effective August 1, 2016, the NEOs were eligible to participate in the Retirement Savings Plan for Salaried Employees of Alcoa USA Corp and the Alcoa USA Corp. Deferred Compensation Plan. Prior to this time, the NEOs were eligible to participate in the Alcoa Retirement Savings Plan, a tax-qualified retirement savings plan maintained by ParentCo, and the Deferred Compensation Plan, a non-qualified deferred compensation plan maintained by ParentCo. The plans maintained by Alcoa and by ParentCo operate in the same manner. Under the tax-qualified 401(k) plan, participating employees

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Executive Compensation (continued)

may contribute up to 25% of base pay on a pretax basis including up to 10% on an after-tax basis. The employer matches 100% of employee pretax contributions up to 6% of base pay. For U.S. salaried employees hired on or after March 1, 2006, including Mr. Sigurðsson, the employer makes an additional contribution (called the Employer Retirement Income Contribution) in an amount equal to 3% of salary and annual incentive compensation. This additional contribution is in lieu of a defined benefit pension plan, which was available to employees hired before March 1, 2006. Mr. Sigurðsson also participated in two Icelandic defined contribution saving plans in which the Company provided contributions of 8.5% for the mandatory plan and 4% for the voluntary plan.

If an NEO’s contributions to the tax-qualified plan exceed the limit on contributions imposed by the Code, the executive may elect to have the amount over the limit “spill over” into the nonqualified deferred compensation plan. In 2016, total contributions by ParentCo and the Company were as follows:

	Matching Contribution		3% Retirement Contribution		Total Contribution
	Savings Plan	Def. Comp. Plan	Savings Plan	Def. Comp. Plan
Roy C. Harvey	$15,900	$0	$0	$0	$15,900
William F. Oplinger	$15,900	$16,500	$0	$0	$32,400
Tómas M. Sigurðsson	$15,900	$6,300	$7,950	$13,369	$43,519
Leigh Ann C. Fisher	$15,900	$0	$0	$0	$15,900
Jeffrey D. Heeter	$15,485	$1,556	$0	$0	$17,041

Mr. Sigurðsson also participated in Icelandic defined contribution plans in which matching contributions in the amount of $8,763 were made by Alcoa. These contributions are included in the “All Other Compensation” column.
(b)	Relocation Expenses. In 2016, ParentCo provided a cash allowance of $262,500 to Mr. Harvey to assist in his transition from Knoxville, TN to the ParentCo headquarters in New York, NY. An additional $490,989, which includes a gross-up amount of $235,785, was provided as part of his relocation to New York, NY, in his then role as Executive Vice President and Group President, Global Primary Products with ParentCo. In 2016, Mr. Sigurðsson also received $130,784, which includes a gross-up amount of $67,446, in connection with his relocation from Switzerland to the United States.
(c)	Charitable Contributions. In 2016, the Alcoa Foundation matched $5,000 in contributions made by Mr. Oplinger to an approved charitable organization.
(d)	Company Car. In 2016, the Company provided a car allowance to Mr. Sigurðsson in the amount of $7,206.
(e)	Dividend Equivalents and Fractional Shares. In 2016, ParentCo paid the associated accrued dividend in relation to the vesting of the 2013 time-vested and performance-based restricted share unit awards. Additionally, ParentCo, in association with ParentCo’s one-for-three reverse stock split effected on October 5, 2016 and the converted 2016 ParentCo equity awards into Alcoa equity awards post-Separation effective November 1, 2016, made cash payments for any fractional shares resulting from the aforementioned events.

Name	Relocation	Dividends and Fractional Shares	Auto Allowance	Charitable Contribution	Total All Other Comp (less Savings Plan)
Roy C. Harvey	$753,489	$4,130	0	0	$757,619
William F. Oplinger	0	$35,053	0	$5,000	$40,053
Tómas M. Sigurðsson	$130,784	$14,506	$7,206	0	$152,497
Leigh Ann C. Fisher	0	$2,810	0	0	$2,810
Jeffrey D. Heeter	0	$5,381	0	0	$5,381

(7)	Director Position. Mr. Harvey does not receive any additional compensation in connection with his service on the Board.

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Executive Compensation (continued)

2016 Grants of Plan-Based Awards

The following table provides information on equity and non-equity plan-based awards granted by ParentCo to the NEOs as part of their fiscal year 2016 equity and cash incentive opportunity.

The amounts that represent equity awards granted prior to the Separation (which amounts were made in shares of ParentCo common stock), have been adjusted and converted into Alcoa equity awards. The exercise price of outstanding stock options was also adjusted in order to preserve the intrinsic value of the outstanding awards immediately prior to Separation. In general, the adjusted and converted equity awards are subject to substantially the same terms and conditions as the original equity awards, including the original vesting schedule. Please refer to “Compensation Discussion and Analysis—Treatment of Equity-based Compensation in the Separation” for additional information, including a presentation of the post-Separation 2016 equity awards.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(4) (#)	All Other Option Awards: Number of Securities Underlying Options(3) (#)	Exercise or Base Price of Option Awards ($/sh)	2016 Grant Date Fair Value of Stock and Option Awards ($)
Name	Award	Grant Dates	Threshold ($)	Target ($)	Maximum(4) ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
Roy C. Harvey	IC(1)	1/19/2016	$326,667	$653,333	$1,960,000
	Option(3)	1/19/2016								76,354	$15.10	$362,682
	RSU(4)	1/19/2016							—
	PRSU(2)	1/19/2016				0	32,024	64,048				$483,562
	PRSU(2)	1/20/2015				0	10,531	21,062				$366,795
	PRSU(2)	1/16/2014				0	3,881	7,762				$95,977

	Total		$326,667	$653,333	$1,960,000	0	46,436	92,872		76,354		$1,309,016
William F. Oplinger	IC(1)	1/19/2016	$275,000	$550,000	$1,650,000
	Option(3)	1/19/2016								67,400	$15.10	$320,150
	RSU(4)	1/19/2016							—
	PRSU(2)	1/19/2016				0	28,267	56,534				$426,832
	PRSU(2)	1/20/2015				0	15,318	30,636				$533,526
	PRSU(2)	1/16/2014				0	17,365	34,730				$429,436

	Total		$275,000	$550,000	$1,650,000	0	60,950	121,900		67,400		$1,709,944
Tómas M. Sigurðsson	IC(1)	1/19/2016	$160,250	$320,500	$961,500
	Option(3)	1/19/2016								—	—	—
	RSU(4)	1/19/2016							20,057			$302,861
	PRSU(2)	1/19/2016				0	6,686	13,372				$100,959
	PRSU(2)	1/20/2015				0	3,161	6,322				$110,098
	PRSU(2)	1/16/2014				0	2,226	4,452				$55,049

	Total		$160,250	$320,500	$961,500	0	12,073	24,146	20,057			$568,966
Leigh Ann C. Fisher	IC(1)	1/19/2016	$103,824	$207,649	$622,946
	Option(3)	1/19/2016				—	—	—		18,646	$15.10	$88,569
	RSU(4)	1/19/2016							6,215			$93,847
	PRSU(2)	1/19/2016				0	4,144	8,288				$62,574
	PRSU(2)	1/20/2015				0	1,583	3,166				$55,136
	PRSU(2)	1/16/2014				0	2,041	4,082				$50,474

	Total		$103,824	$207,649	$622,946	0	7,768	15,536	6,215	18,646		$350,600
Jeffrey D. Heeter	IC(1)	1/19/2016	$73,654	$147,308	$441,924
	Option(3)	1/19/2016								—	—	—
	RSU(4)	1/19/2016							16,574			$250,267

	Total		$73,654	$147,308	$441,924				16,574			$250,267
(1)	Represents 2016 annual cash incentive awards originally granted under ParentCo’s Incentive Compensation Plan and assumed under the Annual Incentive Plans post-Separation. For additional information, please see “Compensation Discussion and Analysis—2016 Annual Incentive Compensation.”
(2)	Performance-based restricted share units originally granted under the 2013 Alcoa Stock Incentive Plan and converted and assumed by Alcoa as performance-based restricted share unit awards under the 2016 Stock Incentive Plan post-Separation. Grant dates for the performance-based restricted share units are for the 2016 tranches of such awards and are determined in accordance with ASC Topic 718. See “Compensation Discussion and Analysis—2016 Equity Awards: Stock Options, Restricted Share Units and Performance-Based Restricted Share Units.”

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Executive Compensation (continued)

(3)	Time-vested stock options originally granted under the 2013 Alcoa Stock Incentive Plan and converted and assumed by Alcoa as time-based vesting stock options under the 2016 Stock Incentive Plan post-Separation. See “Compensation Discussion and Analysis—2016 Equity Awards: Stock Options, Restricted Share Units and Performance-Based Restricted Share Units.”
(4)	Time-vesting restricted share units originally granted under the 2013 Alcoa Stock Incentive Plan and converted and assumed by Alcoa as time-vested restricted share unit awards under the 2016 Stock Incentive Plan post-Separation. See “Compensation Discussion and Analysis—2016 Equity Awards: Stock Options, Restricted Share Units and Performance-Based Restricted Share Units.”

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Executive Compensation (continued)

2016 Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding Alcoa equity awards held by the NEOs at December 31, 2016. In connection with the Separation, ParentCo equity awards held by the NEOs were converted into Alcoa equity awards effective November 1, 2016.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable)(1) (#)	Number of Securities Underlying Unexercised Options (Unexercisable)(1) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested* ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested* ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Roy C. Harvey
Stock Awards[2,3]						52,633	$1,477,935	74,579	$2,094,178
Time-Vested Options[1]
	—	76,354	—	15.10	2026/01/19
	9,158	18,316	—	34.83	2025/01/20
	31,054	15,526	—	24.73	2024/01/16
	12,431	—	—	19.89	2023/01/16
	4,625	—	—	22.78	2022/01/20
	10,930	—	—	36.38	2021/01/25
William F. Oplinger
Stock Awards[2,3]						100,177	$2,812,970	71,852	$2,017,604
Time-Vested Options[1]	—	67,400	—	15.10	2026/01/19
	13,320	26,638	—	34.83	2025/01/20
	33,753	16,876	—	24.73	2024/01/16
	40,293	—	—	19.89	2023/01/16
	44,473	—	—	22.78	2022/01/20
	2,384	—	—	36.38	2021/01/25
	6,804	—	—	30.33	2020/01/26
Tomas M. Sigurðsson
Stock Awards[2,3]						54,904	$1,541,704	16,532	$ 464,219
Time-Vested Options[1]	5,533	11,064	—	34.83	2025/01/20
	13,181	—	—	22.78	2022/01/20
Leigh Ann C. Fisher
Stock Awards[2,3]						25,586	$ 718,455	9,870	$ 277,150
Time-Vested Options[1]
	—	18,646	—	15.10	2026/01/19
	8,168	4,083	—	24.73	2024/01/16
	13,395	—	—	19.89	2023/01/16
	7,983	—	—	22.78	2022/01/20
	5,009	—	—	36.38	2021/01/25
	11,145	—	—	30.33	2020/01/26
Jeffrey D. Heeter
Stock Awards[2]						32,700	$ 918,216	0	$0
*	The closing price per share of Alcoa’s common stock on December 30, 2016 was $28.08 (December 31, 2016 was not a trading day).
(1)	Time-vested options have a term of ten years and vest incrementally over three years (1/3 each year).
(2)

Stock awards in column (g) include earned performance-based restricted share unit awards, which have not vested, and time-based restricted share unit awards. The performance-based restricted share unit awards vest after a three year performance period, if

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Executive Compensation (continued)

earned, and subject to continued employment of the grantee. Each annual tranche of the performance-based restricted share unit awards has performance criteria established at the beginning of each such annual period.
All time-based restricted share units cliff-vest three years from the date of grant.
(3)	Stock awards in column (i) include unearned performance restricted share unit awards (at the target amount) and for which the performance period has not ended.

2016 Option Exercises and Stock Vested

The following table sets forth the actual value received by the NEOs upon exercise of stock options or vesting of stock awards in 2016.

Name (a)	Option Awards		Stock Awards(1)
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
	(b)	(c)	(d)	(e)(2)
Roy C. Harvey	—	—	11,259	$75,886
William F. Oplinger	—	—	97,159	$654,852
Tómas M. Sigurðsson	—	—	40,072	$270,085
Leigh Ann C. Fisher	—	—	7,500	$50,550
Jeffrey D. Heeter	—	—	14,760	$99,482
(1)	Reflects vesting of restricted share unit awards and performance-based restricted share unit awards upon completion of the three-year performance period in January 2016.
(2)	Amounts were calculated using $6.74 per share, which was the closing price of ParentCo stock on the vesting date of January 16, 2016.

2016 Pension Benefits

The following table provides information with respect to each plan that provides for specified retirement payments or benefits that will be provided primarily following retirement, including tax-qualified defined benefit plans and non-qualified defined benefit plans, but excluding defined contribution plans.

Name	Plan Names	Number of Years of Credited Service (#)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
Roy C. Harvey	Pension Plan for Certain Salaried Employees of Alcoa USA (Rule IM)	14.9	$274,333	N/A
	Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C	14.9	$531,804
William F. Oplinger	Pension Plan for Certain Salaried Employees of Alcoa USA (Rule IM)	16.8	$409,230	N/A
	Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C	16.8	$1,257,539
Tómas M. Sigurðsson(1)	—	—	—	—
	—	—	—
Leigh Ann C. Fisher	Pension Plan for Certain Salaried Employees of Alcoa USA (Rule IC)	27.6	$899,450	N/A
	Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C	27.6	$903,221
Jeffrey D. Heeter	Pension Plan for Certain Salaried Employees of Alcoa USA (Rule IC)	18.8	$651,337	N/A
	Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C	18.8	$265,092
(1)	Mr. Sigurðsson does not participate in Alcoa’s defined benefit plans.

The discount rate assumption used in calculating the present value of accumulated benefits was 4.17% for the Pension Plan for Certain Salaried Employees of Alcoa USA Corp. and 4.20% for the Alcoa USA Corp. Nonqualified Supplemental Retirement Plan.

Qualified Defined Benefit Plan. Effective August 1, 2016, in anticipation of the Separation, ParentCo spun off certain assets and liabilities from Alcoa Retirement Plan I (the “Predecessor Retirement Plan”) attributable to certain employees including Messrs. Harvey, Oplinger, Heeter and Ms. Fisher to form the Pension Plan for Certain Salaried Employees of

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Executive Compensation (continued)

Alcoa USA Corp (Plan I), sponsored by Alcoa USA Corp. The new Plan is intended as a continuation of the Predecessor Retirement Plan for the Participants covered by the new Plan and recognizes elections and retirements under the Predecessor Retirement Plan for affected employees and former employees.

The new Plan is a funded, tax-qualified, non-contributory defined benefit pension plan that covers a majority of U.S. salaried employees hired before March 1, 2006. Benefits under the plan are based upon years of service and final average earnings. Final average earnings include salary plus 100% of annual cash incentive compensation, and are calculated using the average of the highest five of the last ten years of earnings, in the case of Ms. Fisher and Mr. Heeter, and the highest consecutive five of the last ten years of earnings for Messrs. Harvey and Oplinger. The new Plan reflects compensation limits imposed by the Code, which was $265,000 for 2016. The base benefit payable at age 65 is 1.1% of final average earnings up to the social security covered compensation limit plus 1.475% of final average earnings above the social security covered compensation limit, times years of service. Benefits are payable as a single life annuity, a reduced 50% joint and survivor annuity, or a reduced 75% joint and survivor annuity upon retirement.

Nonqualified Defined Benefit Plans. Effective August 1, 2016, in anticipation of the Separation, ParentCo separated the Alcoa Inc. Employees’ Excess Benefits Plan C (the “Predecessor Excess Benefit Plan”) into two separate plans: the Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C and the Predecessor Excess Benefit Plan (renamed Arconic Employees’ Excess Benefits Plan C). Alcoa USA Corp. has adopted and is the sponsor of the Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C (this “Non-Qualified Pension Plan”) effective August 1, 2016. This new Non-Qualified Pension Plan is intended as a continuation of the Predecessor Excess Benefit Plan for the participants covered by this new Non-Qualified Pension Plan and recognizes retirements and service accrued under the Predecessor Excess Benefit Plan for affected employees and former employees.

In 2016, Messrs. Harvey, Oplinger, and Heeter and Ms. Fisher participated in the new Non-Qualified Pension Plan. This plan is a nonqualified plan which provides for benefits that exceed the limits on compensation imposed by the Code. The benefit formula is identical to the Pension Plan for Certain Salaried Employees of Alcoa USA Corp formula. Benefits under the nonqualified plan are payable as a reduced 50% joint and survivor annuity if the executive is married. Otherwise, the benefit is payable as a single life annuity.

2016 Nonqualified Deferred Compensation

The following table sets forth information concerning each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Name	Executive Contributions in 2016 ($)(1)	Registrant Contributions in 2016 ($)(2)	Aggregate Earnings in 2016 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 12/31/2016 FYE ($)(3)
(a)	(b)	(c)	(d)	(e)	(f)
Roy C. Harvey	—	—	— E	—	—
			— D	—
William F. Oplinger	$55,000	$16,500	$39,452 E	—	$927,605
			$331 D	—
Tómas M. Sigurðsson	$6,300	$19,669	$3,758 E	—	$67,307
			— D	—
Leigh Ann C. Fisher	—	—	$8,021 E	—	$89,968
			— D	—
Jeffrey D. Heeter	$24,603	$1,556	$14,283 E	—	$231,230
			— D	—

E—Earnings

D—Dividends on Alcoa common stock or share equivalents

(1)	The amounts in this column were contributed by the NEOs into their accounts under the deferred compensation plan, which includes amounts reflected in the “Salary” column of the 2016 row of the Summary Compensation Table.
(2)	2016 contributions under the deferred compensation plan are also included in the “All Other Compensation” column of the Summary Compensation Table for each applicable NEO.
(3)	This column includes executives’ contributions and ParentCo and Alcoa contributions, which amounts are also included in the Summary Compensation Table.

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Executive Compensation (continued)

The investment options under the Alcoa USA Corp Deferred Compensation Plan are generally the same choices available to all salaried employees under the relevant defined contribution plans and the NEOs did not receive preferential earnings on their investments. The NEOs may defer up to 25% of their salaries in total to the defined contribution plan and deferred compensation plan and up to 100% of their annual cash incentive compensation to the deferred compensation plan.

To the extent the executive elects, the employer contributes matching contributions on employee base salary deferrals that exceed the limits on compensation imposed by the Code. In 2016, total matching contribution amounts by ParentCo and Alcoa were $16,500 for Mr. Oplinger, $1,556 for Mr. Heeter and $6,300 for Mr. Sigurðsson.

In addition, when the Code limits on Employer Retirement Income Contributions (“ERIC”) to the Alcoa retirement savings plan are reached, the ERIC contributions are made into the deferred compensation plan. In 2016, a total of $13,369 was contributed for Mr. Sigurðsson. Messrs. Harvey, Oplinger, and Heeter and Ms. Fisher do not receive these deferred compensation contributions because they participate in the defined benefit pension plan.

The principal benefit to executives of the Alcoa USA Corp. Deferred Compensation Plan is that United States taxes are deferred until the deferred amount and credited earnings are withdrawn, so that savings accumulate on a pretax basis. Alcoa also benefits from this arrangement because it does not use its cash to pay the deferred salaries or incentive compensation of the individuals who have deferred receipt of these amounts. Alcoa may use this cash for other purposes until the deferred account is paid to the individual upon termination of employment. All nonqualified pension and deferred compensation are general unsecured assets of Alcoa until paid. Upon termination of employment, deferred compensation will be paid in cash as a lump sum or in up to ten annual installments, depending on the individual’s election, account balance and retirement eligibility.

Potential Payments upon Termination or Change in Control

Except as otherwise provided, the following narrative and tables set forth the potential payments and the value of other benefits that would vest or otherwise accelerate vesting at, following, or in connection with any termination, including without limitation, resignation, retirement or a constructive termination of an NEO, or a “change in control” of Alcoa, or a change in the NEOs’ responsibilities, as such scenarios are contemplated in the contracts, agreements, plans or arrangements described below.

The tables assume that employment termination and/or the change in control occurred on December 31, 2016 and a valuation of our common stock based on its closing market price per share on December 30, 2016 of $28.08. The tables also assume that each executive will take all action necessary or appropriate for such person to receive the maximum available benefit, such as execution of a release of claims and compliance with restrictive covenants described below.

A description of some elements of the plans, arrangements and agreements covered by the following tables and which provide for payments or benefits in connection with a termination of employment or change in control are also described under “Compensation Discussion and Analysis.” The footnotes to the tables describe the assumptions that were used in calculating the amounts described below.

Executive Severance Agreements. Alcoa has entered into severance agreements with certain executives, including each of its NEOs, to facilitate transitioning key positions to suit the timing needs of Alcoa.

The severance agreements with Messrs. Harvey and Oplinger provide that, if their employment is terminated without cause, they will receive a lump sum amount equivalent to two years’ base salary; a pro-rated annual bonus for the year in which the termination occurs, calculated based on achievement of applicable goals; continued health care benefits for a two-year period; and a lump sum amount designed to provide two additional years of pension accrual under Alcoa’s defined benefit plan. In the case of such an involuntary termination without cause, or a voluntary termination where they provide three months’ notice to Alcoa, Messrs. Harvey and Oplinger will also receive a lump sum severance payment of $50,000 upon execution of a general release of legal claims against Alcoa. No payments will be made under the agreement unless a general release is signed. The agreement requires Messrs. Harvey and Oplinger to agree to a two-year post-termination non-competition and non-solicitation provision, as well as to an ongoing confidentiality provision.

The severance agreements with Messrs. Heeter and Sigurðsson, as well as with Ms. Fisher, provide that, if their employment is terminated without cause, they will receive a lump sum amount equivalent to one year’s base salary; a

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Executive Compensation (continued)

pro-rated annual bonus for the year in which the termination occurs, calculated based on achievement of applicable goals; continued health benefits for one year following termination; and either credit for one year of additional pension service under the defined benefit plan or, in the case of Mr. Sigurðsson, a lump sum amount equal to Alcoa’s contribution to the defined contribution plan in which he participates for one year. The agreement requires the executives to acknowledge the ongoing effectiveness of any noncompetition, nonsolicitation or confidentiality agreements with Alcoa to which they are party. No payment will be made under the agreement unless a general release is signed.

If severance payments or benefits are payable to any of the NEOs under the CIC Severance Plan, no payments would be paid under the officer’s executive severance agreement.

Potential Payments upon a Change in Control.

In 2002, ParentCo’s board of directors approved a Change in Control Severance Plan for officers and other key executives designated by the ParentCo’ Compensation Committee. The plan is designed to retain key executives during the period that a transaction is being negotiated or during a period in which a hostile takeover is being attempted and to ensure the impartiality of the key negotiators for ParentCo. The ParentCo Change in Control Severance Plan provides certain officers with termination compensation if their employment is terminated without cause or if they leave for good reason, in either case, within three years after a change in control of ParentCo, or in certain limited circumstances prior to a change in control. Messrs. Harvey and Oplinger participated in this plan through the date of Separation and then the Alcoa CIC Severance Plan until November 30, 2016.

The Compensation Committee periodically reviews market data, which indicate that most companies have such plans or adopt such plans when a change in control is imminent. As part of this review, the CIC Severance Plan was amended on November 30, 2016 to align the commercial terms of the benefits payable thereunder with current market practice. Like the ParentCo Change in Control Severance Plan, the Alcoa CIC Severance Plan is designed to retain the NEOs and other eligible key executives designated by the Compensation and Benefits Committee during the period that a transaction is being negotiated or during a period in which a hostile takeover is being attempted and to ensure the impartiality of the key negotiators for Alcoa.

The CIC Severance Plan provides participating officers with termination compensation if their employment is terminated without cause or if they leave for good reason, in either case within two years after a change in control of Alcoa, or in certain limited circumstances prior to a change in control. All of the NEOs participated in this plan in 2016.

The CIC Severance Plan provides a higher level of benefits for Alcoa’s CEO, CFO and General Counsel than for other participating officers. As a result, in the event of a qualifying termination, Messrs. Harvey, Oplinger and Heeter will receive a lump sum cash payment equal to three times annual base salary plus target annual cash incentive compensation; continuation of life, accident and health care benefits for up to three years; and lump sum amounts designed to provide three additional years of Alcoa contributions to the defined contribution plans in which they participate and three additional years of defined benefit plan accrual if applicable. All other participating officers, including Mr. Sigurðsson and Ms. Fisher, will receive a lump sum payment equal to two times their annual base salary plus target annual cash incentive compensation; continuation of life, accident and health care benefits for up to two years; and lump sum amounts designed to provide two additional years of Alcoa contributions to the defined contribution plans in which they participate and in the case of Ms. Fisher, two additional years of defined benefit plan accrual. In addition, under the plan all NEOs will receive a pro-rated target annual bonus and up to six months of outplacement services. The plan does not provide any participant with reimbursement of excise taxes.

The amounts shown in the table below include the estimated net present value of accelerated vesting of stock options and stock awards for all NEOs. Awards do not have automatic vesting upon a change in control if a replacement award is provided, but such replacement awards would vest upon termination of an officer’s employment without cause or if the officer leaves for good reason, in either case within two years after a change in control. Values presented in the table below assume that both a change in control and a qualifying termination occurred for each NEO on December 31, 2016. The estimated value of accelerated vesting of stock awards is calculated based on the closing price of Alcoa’s common stock on December 31, 2016, which was $28.08, and assuming that performance-based restricted share awards vest at the target level.

Equity Award Treatment.

Equity awards granted by Alcoa generally do not provide for accelerated vesting in circumstances where the awards are not assured by the successor in a change in control. Stock options and restricted share units will continue to vest in

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Executive Compensation (continued)

accordance with their original vesting schedule following an employee’s termination of employment due to death, disability, or retirement that occurs at least six months after the grant date, and may continue to vest if the termination is as a result of Alcoa’s divestiture of a business. In the case of performance-based restricted share units, such continued vesting is subject to achievement of applicable performance targets.

Tables Relating to Potential Payments Upon Termination

Roy C. Harvey*

	Termination without Cause or for Good Reason ($)		Termination in Connection with a Change in Control ($)		Death ($)	Disability ($)(5)	Retirement ($)(5)
Compensation
Cash Severance(1)	$1,856,130		$4,622,715		$0	$0	$0
Pro-Rata Bonus(1)	$1,121,926		$637,840		$1,121,926	$0	$0
Long Term Incentives
Restricted Share Units—Unvested & Accelerated	$0		$0		$0	$0	$0
Performance-Based Restricted Share Units—Unvested & Accelerated(1)	$3,572,113		$3,572,113		$3,572,113	$3,572,113	$0
Stock Options—Unvested & Accelerated	$230,353		$230,353		$230,353	$230,353	$0
Benefits and Perquisites
Health Insurance(2)	$39,295		$59,561		$0	$0	$0
Life & Accident Insurance(2)	$0		$1,046		$0	$0	$0
Outplacement Services	$0		$16,016		$0	$0	$0
Pension Value
Present value of additional pension credits	$78,100	(3)	$744,600	(3)	$0	$0	$0
Total	$6,897,916		$9,884,245		$4,924,392	$3,802,466	$0
*	Footnotes follow the last table in this section.

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Executive Compensation (continued)

William F. Oplinger*

	Termination without Cause or for Good Reason ($)		Termination in Connection with a Change in Control ($)		Death ($)	Disability(5) ($)	Retirement(5) ($)
Compensation
Cash Severance(1)	$1,123,915		$3,221,745		$0	$0	$0
Pro-Rata Bonus(1)	$844,500		$536,957		$844,500	$0	$0
Long Term Incentives
Restricted Share Units—Unvested & Accelerated	$0		$0		$0	$0	$0
Performance-Based Restricted Share Units—Unvested & Accelerated(1)	$4,830,574		$4,830,574		$4,830,574	$4,830,574	$0
Stock Options—Unvested & Accelerated	$678,779		$678,779		$678,779	$678,779	$0
Benefits and Perquisites
Health Insurance(2)	$36,594		$55,482		$20,955	$0	$0
Life & Accident Insurance(2)	$0		$1,046		$0	$0	$0
Outplacement Services	$0		$16,016		$0	$0	$0
Pension Value
Present value of additional pension credits	$163,300	(3)	$507,700	(3)	$0	$0	$0
Total	$7,677,662		$9,848,299		$6,374,808	$5,509,353	$0
*	Footnotes follow the last table in this section.

Tómas M. Sigurðsson*

	Termination without Cause or for Good Reason ($)		Termination in Connection with a Change in Control ($)		Death ($)	Disability(5) ($)	Retirement(5) ($)
Compensation
Cash Severance(1)	$468,617		$1,563,034		$0	$0	$0
Pro-Rata Bonus(1)	$454,713		$312,900		$454,713	$0	$0
Long Term Incentives
Restricted Share Units—Unvested & Accelerated	$1,078,356		$1,078,356		$1,078,356	$1,078,356	$0
Performance-Based Restricted Share Units—Unvested & Accelerated(1)	$927,567		$927,567		$927,567	$927,567	$0
Stock Options—Unvested & Accelerated	$69,859		$69,859		$69,859	$69,859	$0
Benefits and Perquisites
Health Insurance(2)	$0		$0		$0	$0	$0
Life & Accident Insurance(2)	$0		$2,431		$0	$0	$0
Outplacement Services	$0		$16,016		$0	$0	$0
Pension Value	$115,416	(3)	$195,379	(3)	$0	$0	$0
Total	$3,114,528		$4,165,542		$2,530,495	$2,075,782	$0
*	Footnotes follow the last table in this section.

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Executive Compensation (continued)

Leigh Ann C. Fisher*

	Termination without Cause or for Good Reason ($)		Termination in Connection with a Change in Control ($)		Death ($)	Disability(5) ($)	Retirement(5) ($)
Compensation
Cash Severance(1)	$380,752		$1,166,952		$0	$0	$0
Pro-Rata Bonus(1)	$352,963		$202,725		$352,963	$0	$0
Long Term Incentives
Restricted Share Units—Unvested & Accelerated	$393,878		$393,878		$393,878	$393,878	$0
Performance-Based Restricted Share Units—Unvested & Accelerated(1)	$601,726		$601,726		$601,726	$601,726	$0
Stock Options—Unvested & Accelerated	$179,378		$179,378		$179,378	$179,378	$0
Benefits and Perquisites
Health Insurance(2)	$19,977		$40,375		$30,816	$0	$0
Life & Accident Insurance(2)	$0		$691		$0	$0	$0
Outplacement Services	$0		$16,016		$0	$0	$0
Pension Value
Present value of additional pension credits	$0	(4)	$389,200	(3)	$0	$0	$0
Total	$1,928,674		$2,990,941		$1,558,761	$1,174,982	$0
*	Footnotes follow the last table in this section.

Jeffrey D. Heeter*

	Termination without Cause or for Good Reason ($)		Termination in Connection with a Change in Control ($)		Death ($)	Disability(5) ($)	Retirement(5) ($)
Compensation
Cash Severance(1)	$380,752		$1,573,699		$0	$0	$0
Pro-Rata Bonus(1)	$203,674		$143,815		$203,674	$0	$0
Long Term Incentives
Restricted Share Units—Unvested & Accelerated	$918,216		$918,216		$918,216	$918,216	$0
Performance-Based Restricted Share Units—Unvested & Accelerated	$0		$0		$0	$0	$0
Stock Options—Unvested & Accelerated	$0		$0		$0	$0	$0
Benefits and Perquisites
Health Insurance(2)	$20,153		$61,735		$21,723	$0	$0
Life & Accident Insurance(2)	$0		$1,046		$0	$0	$0
Outplacement Services	$0		$16,016		$0	$0	$0
Pension Value
Present value of additional pension credits	$0	(4)	$312,900	(3)	$0	$0	$0
Total	$1,522,795		$3,027,427		$1,143,613	$918,216	$0
(1)	Pro-rata bonus amounts under the “Termination Without Cause or for Good Reason” and “Death” columns reflect actual 2016 annual IC payouts to the NEOs. Performance-based restricted share unit amounts reflect actual earned awards for all completed tranches including the 2016 performance period, and at target for the 2017 and 2018 tranches.
(2)	Insurance rates are based on a discount rate of 4.2%.
(3)	Based on lump sum assumptions; IRS mortality and Pension Protection Act segment rates.
(4)	Mr. Heeter and Ms. Fisher’s pension benefit in the event of termination without cause or good reason is provided under the standard provisions of their pension plan.

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(5)	The disclosure assumes the Committee did not exercise its discretion to award pro-rata IC amounts in the event of disability or retirement.

General footnotes

•	Health and Life costs are based on individual elections and budgeted rates for 2017 with assumed trend rates to estimate 2018 and 2019 costs.
•	The spouses of each of Messrs. Oplinger and Heeter and Ms. Fisher are entitled to receive retiree medical credits upon the death of the respective plan participant. Messrs. Harvey and Sigurðsson are not eligible for the retiree medical plan.
•	None of the NEOs were eligible for retirement benefits on December 31, 2016.
•	Exchange rate from Icelandic króna to US dollars of .0088 is used for Mr. Sigurðsson.

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2017 PROXY STATEMENT

Item 5 Approval of the Alcoa Corporation Annual Cash Incentive Compensation Plan (as Amended and Restated)

Overview

In March 2017, the Board and the Compensation and Benefits Committee (for purposes of this proposal, the “Committee”) unanimously approved and adopted, subject to the approval by the Company’s stockholders at the annual meeting, the amendment and restatement of the Alcoa Corporation Internal Revenue Code Section 162(m) Compliant Annual Cash Incentive Compensation Plan, to be renamed the Annual Cash Incentive Compensation Plan (the “Annual Incentive Plan”). The Annual Incentive Plan is intended to attract, retain, motivate and reward officers and key employees of the Company and its subsidiaries by providing them with the opportunity to earn annual cash incentive compensation that is related to the Company’s performance.

The Annual Incentive Plan became effective as of the Separation on November 1, 2016. This amended and restated Annual Incentive Plan will become effective upon the approval by the Company’s stockholders at the annual meeting (or if the vote on the Annual Incentive Plan is postponed, such other date on which a stockholders’ meeting to approve the Annual Incentive Plan occurs) and will remain in effect until such time as the Company may decide to terminate the plan. If the Annual Incentive Plan, as amended and restated, is not approved by stockholders, then the current Annual Incentive Plan will remain in effect.

Purpose of this Proposal

The Annual Incentive Plan is intended to provide annual cash incentive compensation, including performance-based cash compensation that is fully deductible by the Company for federal income tax purposes under Section 162(m) of the Code and related regulations (“Section 162(m)”). Section 162(m) limits the deductibility of compensation paid to each of our “covered employees” (that is, our CEO and three other most highly-compensated executive officers, other than our CFO) (each, a “162(m) Participant”) to $1 million in a taxable year, unless the compensation meets the requirements of “qualified performance-based compensation” under Section 162(m).

We are asking stockholders to approve the material terms of the performance awards issuable under the Annual Incentive Plan in accordance with Section 162(m). If stockholders approve these material terms, assuming that all other requirements under Section 162(m) of the Code are met, the Company may be able to obtain tax deductions with respect to awards issued to our “covered employees” without regard to Section 162(m) limitations through our 2022 Annual Meeting. If stockholders do not approve this proposal, we will generally be limited in our ability to avail ourselves of certain tax deductions in the future.

Description of Principal Changes to the Annual Incentive Plan

In March 2017, the Board and the Committee approved certain principal changes to the Annual Incentive Plan that are reflected in the amended and restated Annual Incentive Plan, which changes are subject to stockholder approval. As amended and restated, the Annual Incentive Plan:

•	expands the Company’s ability to “clawback” or recoup previously granted awards pursuant to any applicable law, regulation, stock exchange listing requirement, or Company policy, and requires participants to acknowledge that they will cooperate with the Company in connection with the recoupment of such awards;
•	broadens the Committee’s authority to impose additional restrictions and adjust awards in connection with determining award payouts, unless not permitted by Section 162(m); and
•	makes certain other definitional accounting, conforming and non-substantive changes to the Annual Incentive Plan, as reflected in Attachment C.

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Item 5 Approval of the Alcoa Corporation Annual Cash Incentive Compensation Plan (as Amended and Restated) (continued)

Key Terms of the Annual Incentive Plan

The following is a summary of the principal provisions of the Annual Incentive Plan, which is qualified in its entirety by reference to the complete text of the Annual Incentive Plan, a copy of which is attached as Attachment C to this Proxy Statement. To the extent the description below differs from the text of the Annual Incentive Plan set forth in Attachment C, the text of the Annual Incentive Plan controls.

Purpose

The Annual Incentive Plan is intended to attract, retain, motivate and reward participants by providing them with the opportunity to earn annual cash incentive compensation related to the Company’s performance, as well as to allow the awards granted under the Annual Incentive Plan to be qualified as performance-based compensation within the meaning of Section 162(m) and, therefore, preserve for the Company the federal income tax deductibility of incentive compensation paid to senior executive officers who are “covered employees” under Section 162(m).

Administration

The Annual Incentive Plan will generally be administered by the Committee, or such other committee that is comprised solely of two or more “outside directors” within the meaning of Section 162(m). Consistent with the terms of the Annual Incentive Plan, with respect to any awards that are not intended to qualify as performance-based compensation under Section 162(m), the Committee may delegate its authority under the Annual Incentive Plan to employees of the Company, including the CEO.

Among other things, the Committee has the authority to select participants in the Annual Incentive Plan, designate each performance period, establish performance measures and determine whether such measures have been reached, determine the cash amount payable with respect to an award, and determine any other terms and conditions of awards under the Annual Incentive Plan. The Committee also has the authority to determine the extent to which awards granted under the Annual Incentive Plan will conform to the requirements of performance-based compensation under Section 162(m), establish and amend rules and regulations relating to the Annual Incentive Plan, and to make all other determinations necessary or advisable for the administration of the Annual Incentive Plan. All decisions made by the Committee and its delegatees pursuant to the Annual Incentive Plan are made in the sole discretion of the Committee and its delegatees, and are final and binding.

Eligibility

Officers and key employees of the Company selected by the Committee are eligible to participate in the Annual Incentive Plan.

Because our executive officers are eligible to receive awards under the Annual Incentive Plan, they may be deemed to have a personal interest in the approval of this Proposal 5.

Performance Periods

Performance periods will consist of a fiscal year of the Company or a shorter period as may be designated by the Committee with respect to an award.

Awards

Awards under the Annual Incentive Plan consist of cash amounts payable upon the achievement during a specified performance period of specified objective performance measures, and may include awards that are intended to be performance-based compensation under Section 162(m). With respect to awards that are intended to be performance-based compensation under Section 162(m), no later than (i) 90 days after the beginning of the performance period, or (ii) if the performance period is less than one year, 25 percent of the performance period has elapsed, the Committee will designate the participants for the performance period and establish the performance measure(s) and the amount to be paid if the performance measure(s) are achieved. The Committee has the discretion to structure awards as it deems desirable, including specifying that an award may become payable in the event of death, disability or a change in ownership or control, to the extent permissible under Section 162(m). The Committee also may structure awards as an allocation of a Section 162(m) cash bonus pool, determined based upon the level of achievement of one or more specific performance measures, provided that (i) the aggregate of such allocations do not exceed 100% of such pool and (ii) no payments exceed the maximum individual limitation set forth in the Annual Incentive Plan (which limitation is described in greater detail below).

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Item 5 Approval of the Alcoa Corporation Annual Cash Incentive Compensation Plan (as Amended and Restated) (continued)

Performance Measures for Performance-Based Compensation under Section 162(m)

With respect to awards that are intended to be performance-based compensation under Section 162(m), the performance measures established by the Committee must be based on any one or combination of the following: (i) earnings, including operating income, earnings before or after taxes, and earnings before or after interest, taxes, depreciation, and amortization; (ii) book value per share; (iii) pre-tax income, after-tax income, income from continuing operations, or after tax operating income; (iv) operating profit or improvements thereto; (v) earnings per common share (basic or diluted) or improvement thereto; (vi) return on assets (net or gross); (vii) return on capital; (viii) return on invested capital; (ix) sales, revenues or returns on sales or revenues or growth in sales, revenues or returns on sales or revenues; (x) share price appreciation; (xi) total stockholder return; (xii) cash flow, operating cash flow, free cash flow, cash flow return on investment (discounted or otherwise), improvements in cash on hand, reduction of debt, improvements in the capital structure of the Company including debt to capital ratios; (xiii) implementation or completion of critical projects or processes; (xiv) economic profit, economic value added or created; (xv) cumulative earnings per share growth; (xvi) achievement of cost reduction goals; (xvii) return on stockholders’ equity; (xviii) total stockholders’ return improvement or relative performance as compared with other selected companies or as compared with Company, subsidiary, division or business unit history; (xix) reduction of days working capital, working capital or inventory; (xx) operating margin or profit margin or growth thereof; (xxi) cost targets, reductions and savings, productivity and efficiencies; (xxii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction (including improvements in product quality and delivery), employee satisfaction, human resources management including improvements in diversity representation, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xxiii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, technology and best practice sharing within the Company, and the completion of other corporate goals or transactions; (xxiv) the achievement of sustainability measures, community engagement measures or environmental, health or safety goals of the Company or the subsidiary, division or business unit of the Company for or within which the participant is primarily employed; (xxv) improvement in performance against competition benchmarks approved by the Committee; or (xxvi) improvements in audit and compliance measures.

Adjustments

With respect to awards that are intended to be performance-based compensation under Section 162(m), the Committee may provide for any event(s) or occurrence(s) to be included or excluded, as appropriate, for purposes of calculating the applicable performance measures, including, but not limited to: (i) restructuring, reorganizations, discontinued operations, non-core businesses in continuing operations, acquisitions, dispositions, or any other unusual, infrequently occurring, nonrecurring or non-core items; (ii) the aggregate impact of accounting changes, in each case as those terms are defined under generally accepted accounting principles and provided in each case that such items are objectively determinable by reference to the Company’s financial statements, notes to the Company’s financial statements and/or management’s discussion and analysis of financial condition and results of operations, appearing in the Company’s Annual Report on Form 10-K for the applicable year; (iii) foreign exchange gains or losses, currency fluctuations or price of aluminum or alumina, (iv) regional premiums, (v) amortization of intangible assets, impairments of goodwill and other intangible assets, asset write downs, non-cash interest expense, capital charges, or payments of bonuses or other financial and general and administrative expenses, (vi) environmental or litigation reserve adjustments, litigation or claim judgments or settlements, (vii) any adjustments for other unusual or infrequently occurring items, discrete tax items, strike and/or strike preparation costs, business interruption, curtailments, natural disasters, force majeure events, or (viii) mark to market gains or losses.

Any such inclusion(s) or exclusion(s) must be prescribed in a form that meets the requirements for deductibility under Section 162(m), and no such action will be taken if and to the extent it would result in the loss of an otherwise available exemption of the award under Section 162(m).

Determination of Award Amount

Following the completion of each performance period and prior to payment of any award, the Committee must certify in writing whether, and the extent to which, the applicable performance measures as to qualified performance-based compensation have been achieved for such performance period and the amount of the award, if any, to the extent required by Section 162(m) and the Annual Incentive Plan, that has been earned. In determining the amount of the award that has

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Item 5 Approval of the Alcoa Corporation Annual Cash Incentive Compensation Plan (as Amended and Restated) (continued)

been earned with respect to qualified performance-based compensation, the Committee may, in its discretion, reduce or eliminate the amount that would otherwise be payable based on the certified level of achievement, to the extent consistent with the terms of the Annual Incentive Plan and the requirements of the Code. In exercising such discretion, the Committee may utilize any such objective or subjective criteria as the Committee deems appropriate in its sole and absolute discretion.

Payment of Awards

Awards will be paid out in cash, as determined by the Committee, as soon as administratively practicable following the end of the applicable performance period, consistent with the terms of the Annual Incentive Plan and the requirements of the Code. Payment may be subject to vesting, forfeiture, transfer or other restrictions as specified by the Committee.

Maximum Award Payable

The maximum amount of any awards that may be paid under the Annual Incentive Plan to a “covered employee” within any one fiscal year of the Company is $9,000,000.

Deferral

Subject to applicable laws, including, without limitation, Section 409A of the Code, the Committee may (i) require the mandatory deferral of an award or (ii) permit a participant to elect to defer a portion of an award in accordance with the terms established under the Alcoa USA Corp. Deferred Compensation Plan as the same may be amended, or under any successor plan.

Transferability

Awards under the Annual Incentive Plan may not be transferred to any other person, except by will or the laws of descent and distribution or pursuant to a participant’s designation of a beneficiary (unless otherwise provided by the Committee or its delegatee).

Amendment and Termination of the Plan

Subject to applicable laws, rules and regulations, the Board or the Committee may at any time amend, suspend, or terminate the Annual Incentive Plan, subject to stockholder approval to the extent required under Section 162(m).

Clawback

An award (or any part thereof) may provide for its cancellation or forfeiture or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Board in accordance with the Company’s Corporate Governance Guidelines or any other policy of the Company, as may be amended from time to time, any successor policy or otherwise, including as required by the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or other applicable law, regulation or stock exchange listing requirement, as may be in effect from time to time, and which may operate to create additional rights for the Company with respect to awards and recovery of amounts relating thereto. By accepting awards under the Annual Incentive Plan, participants agree and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup any award or amount paid under the Annual Incentive Plan subject to clawback pursuant to such law, government regulation, stock exchange listing requirement or Company policy. Such cooperation and assistance will include, but not be limited to, executing, completing and submitting any documentation necessary to recover or recoup any award or amounts paid under the Annual Incentive Plan from a participant’s accounts, or pending or future compensation or awards.

Federal Income Tax Consequences

The following is a brief summary of the principal United States federal income tax consequences applicable to the Annual Incentive Plan and the Company, and is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice, nor does it describe state, local or foreign tax consequences. The following discussion assumes that awards under the Annual Incentive Plan are exempt from the requirements of Section 409A of the Code and the regulations promulgated thereunder. The Annual Incentive Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code, as amended.

A participant generally will not recognize income, and the Company will not be entitled to a tax deduction, upon the grant of an award. Upon payment of the award, the participant will recognize ordinary income in an amount equal to the cash

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Item 5 Approval of the Alcoa Corporation Annual Cash Incentive Compensation Plan (as Amended and Restated) (continued)

received. When the participant recognizes ordinary income upon payment of an award, we expect that the Company will generally be entitled to a tax deduction in the same amount.

Section 162(m) limits the deductibility of compensation paid to each of the Company’s CEO and the three other highest compensated officers, other than the CFO (collectively, the “covered employees”), in any one year to $1,000,000, unless the compensation is “qualified performance-based compensation.” The Annual Incentive Plan is designed in a manner that enables the Company to grant awards to covered employees that are designed to qualify for the “performance-based compensation” exception under Section 162(m). Among other requirements, for compensation to be “performance-based” for purposes of Section 162(m), the performance goals must be pre-approved and objective. However, the Committee reserves the right to grant awards that do not qualify for this exception, and, in some cases, the exception may cease to be available for some or all awards that otherwise so qualify. Thus, it is possible that Section 162(m) may disallow compensation deductions that would otherwise be available to the Company.

New Plan Benefits

Any awards made under the Annual Incentive Plan will be at the discretion of our Committee. Therefore, it is not possible at present to determine awards or amounts of awards that will be granted to any person in the future. As to awards that are currently outstanding under the Annual Incentive Plan, the amounts payable thereunder are not determinable at this time since any amounts payable thereunder are wholly dependent upon the achievement of annual performance goals, the achievement of which will not be determined until the first quarter of 2018.

The Board of Directors recommends a vote “FOR” ITEM 5, the Approval of the Alcoa Corporation Annual Cash Incentive Compensation Plan (as Amended and Restated).

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Item 6 Approval of the Alcoa Corporation 2016 Stock Incentive Plan (as Amended and Restated)

Overview

In March 2017, the Board and the Compensation and Benefits Committee (for purposes of this proposal, the “Committee”) unanimously approved and adopted, subject to the approval of stockholders at the annual meeting, the Alcoa Corporation 2016 Stock Incentive Plan (as Amended and Restated) (the “Amended Plan”). The Amended Plan is a long-term incentive plan designed to encourage selected non-employee directors and employees of the Company to acquire a proprietary interest in the growth and financial success of the Company and to further link the interests of such individuals to the long-term interests of stockholders.

If approved by stockholders at the annual meeting, the Amended Plan will replace the Alcoa Corporation 2016 Stock Incentive Plan, which became effective as of the Separation from ParentCo on November 1, 2016 (the “Current Plan”), and the Amended Plan will be effective upon this approval. If the stockholder vote on the Amended Plan at the annual meeting is postponed, the Amended Plan will be effective on such date on which a stockholders’ meeting to vote to approve the Amended Plan occurs, and, until such time, the Current Plan will continue in effect, in accordance with its terms

The Board recommends that you vote for approval of the Amended Plan. The Board believes that it is in the best interests of the Company and our stockholders to approve the Amended Plan in order to continue to motivate outstanding performance by our employees and non-employee directors.

Purposes of this Proposal

The primary purposes of this proposal are to (i) preserve and extend the Company’s ability to deduct “qualified performance-based compensation” granted to certain of its executive officers, without regard to the limitation imposed by Section 162(m), and (ii) increase the number of shares authorized for issuance under the Current Plan from 19,000,000 to 30,000,000 under the Amended Plan, subject to the adjustment and certain other provisions of the Amended Plan.

Section 162(m) Approval. Section 162(m) generally limits our ability to deduct certain compensation paid to each of our “covered employees” (that is, our CEO and our next three most highly-compensated executive officers, other than our CFO) to $1 million in a taxable year, unless the compensation meets the requirements of “qualified performance-based compensation” under Section 162(m). Section 162(m) requires stockholder approval of the plan under which the “qualified performance-based compensation” may be granted, including approval of the performance measures pursuant to which such awards may be paid, at least every five years. If stockholders approve the Amended Plan, assuming that all other requirements under Section 162(m) are met, we may be able to obtain tax deductions with respect to awards issued under the Amended Plan to our “covered employees” through our 2022 Annual Meeting. If stockholders do not approve this proposal, we will generally be limited in our ability to make certain performance-based awards and avail ourselves of certain tax deductions.

Increase in the Number of Available Shares. The Current Plan authorizes the issuance of a total of 19,000,000 shares of common stock. As of March 1, 2017, 1,727,911 of these shares had been issued (exclusive of outstanding awards) and 7,300,320 shares are subject to outstanding awards, leaving 9,971,769 shares available for future awards under the Current Plan. The additional shares being requested will ensure an adequate number of shares are available for future awards which enables the Committee to enhance and align the interests of management and stockholders. Additionally, share awards are a vital component of our executive compensation philosophy, and in remaining competitive in our ability to attract, retain and motivate executives critical to the success of our Company. In consideration of the foregoing, the Board approved a proposed increase of 11,000,000 shares available for issuance under the Amended Plan, which increase represents approximately 4% of our outstanding common stock as of March 13, 2017, and a value of approximately $264 million as of that date, based on the proportion of equity granted to NEOs in 2017 of 20% stock options, 20% time-based restricted stock units, and 60% performance restricted stock units and the proposed fungible share ratio under the Amended Plan (using the closing market price per share on March 13, 2017).

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Item 6 Approval of the Alcoa Corporation 2016 Stock Incentive Plan (as Amended and Restated) (continued)

Other Material Changes to the Amended Plan

The Board has approved the following material changes as reflected in the Amended Plan, which changes are subject to stockholder approval.

•	Additional Restrictions on Share Recycling. The Amended Plan explicitly prohibits the adding back to the pool of shares under the Amended Plan those shares used in payment of the base price of stock appreciation rights (“SARs”). This limitation is in addition to other “share recycling” limitations set forth in the Current Plan, including the prohibition on adding back shares used in payment of option exercise price or withholding taxes.
•	Incentive Stock Options. The Amended Plan provides for the grant of incentive stock options (“ISOs”), as well as non-qualified stock options. Subject to the adjustment provisions of the Amended Plan, the aggregate number of shares actually issued or transferred by the Company upon the exercise of ISOs will not exceed 5,000,000.
•	Minimum Vesting Requirements. While the Current Plan provided for three-year minimum vesting schedules for time-based restricted share and restricted share unit awards, and one-year minimum vesting schedules for option, SAR and performance awards, the Amended Plan extends the one-year minimum vesting schedule requirement to any other types of awards granted under the Amended Plan. In each case, such minimum vesting schedules will not apply in the case of substitute awards (described below), in the case of death, disability or a change in control, or for up to 5% of the shares authorized for issuance under the Amended Plan.
•	For All Awards, No Dividend Payments Unless Awards Vest or Are Earned. The Amended Plan prohibits paying dividends on stock options or SARs. The Amended Plan expressly provides that no dividends will be paid on restricted share and restricted share unit (including performance restricted share unit awards) granted thereunder unless and until the applicable vesting and/or performance requirements have been satisfied or achieved (in the case of performance awards).
•	Enhanced Clawback Provisions. The Current Plan includes a recoupment, or “clawback” provision, under which any award agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee or Board in accordance with the Company’s Corporate Governance Guidelines, any Company clawback policy (or successor policy) or otherwise, including as required by the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or other applicable law, regulation or stock exchange listing requirement. The Amended Plan has enhanced this clawback provision by providing that participants in the Amended Plan agree to and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup any award or amount paid under the Amended Plan that becomes subject to clawback pursuant to any applicable law, government regulation, stock exchange listing requirement or policy of the Company, including, but not limited to, submitting documentation necessary to recover or recoup any such award.
•	Other Changes. The Amended Plan provides for certain clarifying changes and revisions, including with respect to the tax provisions of the Amended Plan and specific statutory requirements applicable to incentive stock options, as well as other administrative provisions and definitions.

Other Key Terms of the Amended Plan

In addition to the foregoing, the Amended Plan includes a number of other provisions that promote best practices by reinforcing the alignment between equity compensation arrangements for eligible employees and non-employee directors and stockholders’ interests. These provisions include, but are not limited to, the following:

•	No Repricing or Grant of Discounted Stock Options or SARs. Subject to the adjustment provisions contained therein, the Amended Plan expressly provides that the terms of stock options or SARs may not be amended, without stockholder approval, to (i) reduce the exercise price of outstanding options or SARs, (ii) cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs, or (iii) replace outstanding options or SARs in exchange for other awards or cash at a time when the exercise price of such options or SARs is higher than the fair market value of a share.

Additionally, the exercise price of a stock option or SAR may not be less than the fair market value of the Company’s common stock on the date such award is granted, except in connection with an adjustment for a change in corporate structure or as provided for substitute awards (see “Adjustment Provisions” and “Substitute Awards” below).

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Item 6 Approval of the Alcoa Corporation 2016 Stock Incentive Plan (as Amended and Restated) (continued)

•	Limits on Share Recycling. Shares tendered in payment of the purchase price of a stock option, SAR or other award or withheld to pay taxes may not be added back to the available pool of shares authorized under the Amended Plan. In addition, shares purchased by the Company using option proceeds will not be added to the share pool and, if SARs are settled in shares, each SAR will count as one share whether or not shares are actually issued or transferred.

If any outstanding awards are subsequently forfeited, cancelled or expire, the shares underlying such awards (applying the share counting usage at grant) will again become available for issuance under the Amended Plan.

Double-Trigger Equity Vesting upon a Change in Control. The Amended Plan provides for double-trigger equity vesting in the event of a change in control, which generally means that if outstanding awards under the Amended Plan are replaced by the acquirer or related entity in a change in control of the Company, those replacement awards will not immediately vest on a “single trigger” basis, but vesting would accelerate only if the participant is terminated without cause or quits for good reason (as those terms are defined in the CIC Severance Plan) within 24 months following the change in control.

Summary Description of the Amended Plan

The following is a summary of the principal provisions of the Amended Plan, which is qualified in its entirety by reference to the complete text of the Amended Plan, a copy of which is attached as Attachment D to this Proxy Statement. To the extent the description below differs from the text of the Amended Plan set forth in Attachment D, the text of the Amended Plan controls.

Administration

The Amended Plan will be administered by the Committee, or such other committee of the Board that is comprised solely of two or more “outside directors” within the meaning of Section 162(m). The Amended Plan authorizes the Committee to make stock-based awards to employees of the Company, and the full Board may grant awards thereunder to non-employee directors. The Board or the Committee may delegate its authority under the Amended Plan, consistent with the terms of the Amended Plan and applicable law, including to executive officers in limited instances to make, cancel or suspend awards to employees who are not Alcoa directors or executive officers.

The Committee has the authority, subject to the terms of the Amended Plan, to select employees to whom it will grant awards, to determine the types of awards and the number of shares covered, to set the terms and conditions of the awards, to cancel or suspend awards and to modify outstanding awards. The Committee also has authority to interpret the Amended Plan, to establish, amend and rescind rules applicable to the Amended Plan or awards under the Amended Plan, to approve the terms and provisions of any agreements relating to Amended Plan awards, to determine whether any corporate transaction, such as a spin-off or joint venture, will result in a participant’s termination of service and to make all determinations relating to awards under the Amended Plan. The Board has similar authority with respect to awards to non-employee directors.

Limitation on Authorized Shares and Fungible Equity Pool

We are requesting 11,000,000 shares be added to our share reserve under the Amended Plan for a total attributed share pool, subject to the adjustment and other provisions or the Amended Plan, of 30,000,000 shares. The Amended Plan has a total fungible equity pool, assigning a ratio for counting usage of shares upon issuance of stock options and SARs of one to one so that a grant of a stock option or SAR will be counted against the share limit as one share of common stock, and assigning a ratio for counting usage of shares upon issuance of full-value awards (restricted shares and restricted share units) of 2.33 to one from November 1, 2016 until May 10, 2017 and 1.63 to one from May 10, 2017 thereafter, so that any grant of a full value award will be counted against the maximum share limit as 2.33 or 1.63, as applicable, shares of common stock. Shares subject to awards that are granted in cash, or cash-settled awards, will not count against the shares authorized for issuance under the Amended Plan.

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Item 6 Approval of the Alcoa Corporation 2016 Stock Incentive Plan (as Amended and Restated) (continued)

The following table includes information regarding outstanding equity awards and shares available for future awards under the Current Plan as of March 1, 2017 (and without giving effect to approval of the Amended Plan under this proposal):

Current Plan (as of March 1, 2017)
Total shares underlying outstanding stock options and SARs	3,743,155
Weighted average exercise price of outstanding stock options and SARs	$25.88
Weighted average remaining contractual life of outstanding stock options and SARs	6.16 years
Total shares underlying outstanding full value awards(1)	2,519,835
Total shares currently available for grant	9,971,769
(1)	Amount reflected at target. The maximum number of shares issuable upon conversion of performance awards assuming maximum achievement of all performance goals is 3,211,933.

Eligibility

Employees of Alcoa and its subsidiaries and the non-employee directors of Alcoa are eligible to be selected as participants. As of March 1, 2017, approximately 1,000 current and former employees hold awards under the Current Plan and 11 non-employee directors participate in the Plan.

Because our executive officers and non-employee directors are eligible to receive awards under the Amended Plan, they may be deemed to have a personal interest in the approval of this Proposal 6.

Shares Issuable for Awards

Shares of Alcoa common stock issuable under the Amended Plan may come from authorized but unissued shares, treasury shares, shares purchased on the open market or otherwise.

Types of Awards

The following types of awards may be granted under the Amended Plan:

•	Stock options;
•	SARs;
•	Restricted shares;
•	Restricted share units;
•	Performance awards; and
•	Other awards.

Stock Option Awards

Options entitle a participant to purchase shares of Alcoa common stock during the option term at a fixed price that is equal to the fair market value of the Company’s stock on the date of the grant. Options may be (i) ISOs that are intended to qualify under particular provisions of the Code, (ii) options that are not intended to be ISOs, or (iii) a combination of the foregoing. ISOs may only be granted to participants who meet the definition of “employees” under Section 3401(c) of the Code.

The maximum term of stock options granted is ten years, or five years in the case of ISOs granted to a 10% Stockholder (as such term is defined in the Amended Plan). Subject to the other provisions of the Amended Plan, a stock option may be exercised, and the participant may make payment of the exercise price in such form or forms, including, without limitation, payment by delivery of cash, shares or other consideration (including, where permitted by law and the Committee, awards) having a fair market value on the exercise date equal to the total stock option price, or by any combination of cash, shares and other consideration as the Committee may specify in the applicable award agreement.

Stock Appreciation Rights

A SAR entitles the holder to receive, on exercise, the excess of the fair market value of the shares on the exercise date (or, if the Committee so determines, as of any time during a specified period before the exercise date) over the SAR grant price.

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Item 6 Approval of the Alcoa Corporation 2016 Stock Incentive Plan (as Amended and Restated) (continued)

The Committee may grant SAR awards as stand-alone awards or in combination with a related stock option award under the Amended Plan. The SAR grant price is set by the Committee and may not be less than the fair market value of the shares on the grant date. Payment by the Company upon exercise will be in cash, stock or other property or any combination of cash, stock or other property as the Committee may determine. Unless otherwise determined by the Committee, any related stock option will no longer be exercisable to the extent the SAR has been exercised, and the exercise of an option will cancel the related SAR. The Committee has discretion to cap the amount of gain that may be obtained in the exercise of a SAR. The maximum term of stock appreciation rights is ten years, or if granted in tandem with an option, the expiration date of the option.

Restricted Shares

A restricted share is a share issued with such contingencies or restrictions as the Committee may impose. Until the conditions or contingencies are satisfied or lapse, the stock is subject to forfeiture. A recipient of a restricted share award has the right to vote the shares and receive dividends on them unless the Committee determines otherwise.

Restricted Share Units

A restricted share unit is an award of a right to receive, in cash or shares, as the Committee may determine, the fair market value of one share of Company common stock, on such terms and conditions as the Committee may determine.

Performance Awards

A performance award may be in any form of award permitted under the Amended Plan. The Committee will determine the terms of performance awards, including whether the performance levels have been achieved, what amount of the award will be paid and the form of payment, which may be cash, stock or other property or any combination thereof.

Other Awards

Other awards of shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares or other property may be granted under the Amended Plan. Other awards may be paid in shares, cash or any other form of property as the Committee may determine. Subject to the provisions of the Amended Plan, the Committee will have sole and complete authority to determine the participants to whom, and the time or times at which, such awards will be made, the number of shares to be granted pursuant to such awards and all other conditions of the awards. The terms and conditions of other awards need not be the same with respect to each recipient.

Substitute Awards

The Committee may grant awards to employees of companies acquired by Alcoa or a subsidiary in exchange for, or upon assumption of, outstanding stock-based awards issued by the acquired company. Shares covered by substitute awards will not reduce the number of shares otherwise available for award under the Amended Plan.

Adjustment Provisions

The Amended Plan provides the Committee with broad discretionary authority to adjust awards in connection with “equity restructurings (such stock dividends, stock splits, spin-offs, rights offerings or recapitalizations through a large, nonrecurring cash dividend that affects the shares (or other Company securities) or the price of the shares (or other Company securities) and causes a change in the per share value of the shares underlying outstanding awards), mergers, consolidations, and other changes in corporate structure.

In the event that an equity restructuring occurs, the Committee will adjust the terms of the Amended Plan and each outstanding award as it deems equitable to reflect the equity restructuring, which may include (i) adjusting the number and type of securities subject to each outstanding award and/or adjusting the number of shares available under the Amended Plan or the Section 162(m) award limitations, (ii) adjusting the terms and conditions of (including the grant or exercise price), and the performance targets or other criteria included in, outstanding awards; and (iii) granting new awards or making cash payments to participants. Such adjustments will be nondiscretionary, although the Committee will determine whether an adjustment is equitable.

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Item 6 Approval of the Alcoa Corporation 2016 Stock Incentive Plan (as Amended and Restated) (continued)

With other types of transactions, or in the case of other unusual or nonrecurring transactions or events or changes in applicable laws, regulations or accounting principles, the Committee will determine, in its discretion, whether any adjustment to the Amended Plan and/or to any outstanding awards is appropriate to prevent any dilution or enlargement of benefits under the Amended Plan or to facilitate such transactions or events or give effect to such changes in laws, regulations or principles.

Transferability of Awards

Awards may be transferred by laws of descent and distribution or to a guardian or legal representative or, unless otherwise provided by the Committee or limited by applicable laws, to family members or a trust for family members or pursuant to a participant’s beneficiary designation; provided however, that awards may not be transferred to a third party for value or consideration.

Change in Control Provisions

The Amended Plan generally provides for double-trigger equity vesting in the event of a change in control. If outstanding awards under the Amended Plan are replaced by the acquirer or related entity in a change in control of the Company, those replacement awards will not immediately vest on a “single trigger” basis, but would accelerate only if the participant is terminated without cause or resigns for good reason (as those terms are defined in the CIC Severance Plan) within 24 months following the change in control. If outstanding awards under the Amended Plan are not exchanged for replacement awards in the event of a change in control, unless the Committee determines otherwise at the time of grant of a particular award:

•	all outstanding stock option and SAR awards vest and are immediately exercisable; and
•	any restrictions, conditions or deferral limitations on restricted share awards, restricted share units or other stock unit awards lapse.

In the event of a change in control of the Company, all performance awards will be earned at the target amount of shares covered by the award if the change in control event occurs when less than 50% of the performance period has been completed, or at the actual amount of the award if the change in control event occurs when 50% or more of the performance period has been completed. Such earned performance awards then continue to vest in accordance with their original schedule unless they are not exchanged for replacement awards, in which case the treatment described above for time-based awards will apply. The Committee may also determine to settle outstanding vested awards in cash.

Limitations on Awards

Subject to adjustment as described in the Amended Plan, no participant in the Amended Plan may be granted, during any one fiscal year:

•	option rights or SARs, in the aggregate, for more than 10,000,000 shares of common stock under the Amended Plan;
•	restricted share or restricted share units awards that are intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m), in the aggregate, for more than 4,000,000 shares of common stock (at a maximum award level) under the Amended Plan; and
•	performance awards that are valued with reference to cash or property, other than Alcoa shares, intended to qualify as “qualified performance-based compensation” under Section 162(m) with an aggregate value in excess of $15,000,000 (at a maximum award level) under the Amended Plan.

Subject to the adjustment as described in the Amended Plan, awards to a non-employee director made under the Amended Plan will not exceed $500,000 based on grant date fair value (determined in accordance with U.S. generally accepted accounting principles) in any one fiscal year period.

Performance-Based Compensation—Section 162(m)

The Committee determines at the time of grant whether awards are intended to be performance-based compensation within the meaning of Section 162(m). Section 162(m) disallows a deduction for certain compensation paid to our CEO and to each of our next three most highly compensated executive officers, other than our CFO, in a taxable year to the extent that

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Item 6 Approval of the Alcoa Corporation 2016 Stock Incentive Plan (as Amended and Restated) (continued)

compensation to a covered employee exceeds $1 million for such year. However, the deduction limit does not apply to compensation paid under a stockholder-approved plan that meets certain requirements for “qualified performance-based compensation” under Section 162(m).

Under the Amended Plan, participants are entitled to receive payment for a Section 162(m) performance-based award for any given performance period only to the extent that pre-established performance goals set by the Committee are set within the time period prescribed by, and otherwise comply with, the requirements of Section 162(m), and such pre-established performance goals for the period are satisfied. The Section 162(m) performance goals established by the Committee may be based upon (x) the achievement of specified levels of Company, subsidiary, division or business unit performance under one or more of the measures described below, (y) the improvement in Company, subsidiary, division or business unit performance under one or more of the measures, and (z) Company, subsidiary or business unit performance under one or more of the measures relative to the performance of other comparator companies or groups of companies or an external index or indicator. Performance goals may include a threshold level of performance below which no award will be earned, levels of performance at which an award will become partially earned, and a level of performance at which an award will be fully earned.

In this regard, the Committee will select one or more of the following objectively determinable performance goals: (i) earnings, including earnings margin, operating income, earnings before or after taxes, and earnings before or after interest, taxes, depreciation, and amortization; (ii) book value per share; (iii) pre-tax income, after-tax income, income from continuing operations, or after tax operating income; (iv) operating profit; (v) earnings per common share (basic or diluted); (vi) return on assets (net or gross); (vii) return on capital; (viii) return on invested capital; (ix) sales, revenues or growth in or returns on sales or revenues; (x) share price appreciation; (xi) total stockholder return; (xii) cash flow, operating cash flow, free cash flow, cash flow return on investment (discounted or otherwise), cash on hand, reduction of debt, capital structure of the Company including debt to capital ratios; (xiii) implementation or completion of critical projects or processes; (xiv) economic profit, economic value added or created; (xv) cumulative earnings per share growth; (xvi) achievement of cost reduction goals; (xvii) return on stockholders’ equity; (xviii) total stockholders’ return; (xix) reduction of days working capital, working capital or inventory; (xx) operating margin or profit margin; (xxi) capital expenditures; (xxii) cost targets, reductions and savings, productivity and efficiencies; (xxiii) strategic business criteria, consisting of one or more objectives based on market penetration, geographic business expansion, customer satisfaction (including product quality and delivery), employee satisfaction, human resources management (including diversity representation), supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xxiv) personal professional objectives, including any of the foregoing performance measures, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, technology and best practice sharing within the Company, and the completion of other corporate goals or transactions; (xxv) sustainability measures, community engagement measures or environmental, health or safety goals of the Company or the subsidiary or business unit of the Company for or within which the participant is primarily employed; or (xxvi) audit and compliance measures.

During the period which the Committee is permitted, pursuant to Section 162(m), to determine the terms of the awards in accordance with the time limits under Section 162(m), the Committee may also specify any inclusion(s) or exclusion(s) for any event(s) or occurrence(s) which the Committee determines should be included or excluded, as appropriate, for purposes of measuring performance against the applicable performance goals which may include (i) for those occurring within such performance period, restructuring, reorganizations, discontinued operations, non-core businesses in continuing operations, acquisitions, dispositions, or any other unusual, infrequently occurring, nonrecurring or non-core items; (ii) the aggregate impact in any performance period of accounting changes, in each case as those terms are defined under generally accepted accounting principles and provided in each case that such items are objectively determinable by reference to the Company’s financial statements, notes to the Company’s financial statements and/or management’s discussion and analysis of financial condition and results of operations, appearing in the Company’s Annual Report on Form 10-K for the applicable year; (iii) foreign exchange gains or losses, currency fluctuations, or prices of aluminum or alumina, (iv) regional premiums, (v) amortization of intangible assets, impairments of goodwill and other intangible assets, asset write downs, non-cash interest expense, capital charges, or payments of bonuses or other financial and general and administrative expenses for the performance period, (vi) environmental or litigation reserve adjustments, litigation or claim judgments or settlements, (vii) any adjustments for other unusual or infrequently occurring items, discrete tax items, strike

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Item 6 Approval of the Alcoa Corporation 2016 Stock Incentive Plan (as Amended and Restated) (continued)

and/or strike preparation costs, business interruption, curtailments, natural disasters, force majeure events, or (viii) mark to market gains or losses. Any such inclusion(s) or exclusion(s) shall be prescribed in a form that meets the requirements for deductibility under Section 162(m), and no such action shall be taken if and to the extent it would result in the loss of an otherwise available exemption of the awards under Section 162(m).

Federal Income Tax Consequences

The following is a brief summary of the principal U.S. federal income tax consequences applicable to participants and the Company for awards under the Amended Plan, and is based on an interpretation of current U.S. federal income tax laws and regulations. The Amended Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee, director or to our company. The provisions of the Code and regulations thereunder relating to these matters are complicated, may change and their impact in any one case may depend upon the particular circumstances. Further, this summary does not discuss the tax consequences of a participant’s death or the provisions of any income tax laws of any municipality, state or foreign country in which a participant may reside.

The grant of a nonqualified stock option or SAR under the Amended Plan has no U.S. federal income tax consequences for a U.S. citizen or resident or the Company. Rather, upon exercise of a stock option or SAR, Alcoa may take a tax deduction and the participant realizes ordinary income. The amount of this deduction and income is equal to the difference between the fair market value of the shares on the date of exercise and the fair market value of the shares on the grant date. Upon a subsequent disposition of the stock acquired under a nonqualified stock option or SAR, the participant will realize short-term or long-term capital gain (or loss) depending on the holding period. The capital gain (or loss) will be short-term if the stock is disposed of within one year after the nonqualified stock option or SAR is exercised, and long-term if the stock was held more than 12 months as of the sale date.

Options issued under the Amended Plan and designated as incentive stock options are intended to qualify as such under Section 422 of the Code. Under the provisions of Section 422 and the related regulations, an optionee who has been granted an incentive stock option will not recognize income and the Company will not be entitled to a deduction at the time of the grant or exercise of the option; provided, however, that the difference between the value of the common stock received on the exercise date and the exercise price paid is an item of tax preference for purposes of determining the optionee’s alternative minimum tax. The taxation of gain or loss upon the sale of the common stock acquired upon exercise of an incentive stock option depends, in part, on whether the holding period of the common stock is at least (a) two years from the date the option was granted and (b) one year from the date the option was exercised. If these holding period requirements are satisfied, any gain or loss realized on a subsequent disposition of the common stock will be treated as a long-term capital gain or loss. If these holding period requirements are not met, then, upon such “disqualifying disposition” of the common stock, the optionee will realize compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the common stock at the time of exercise over the exercise price, limited to the gain on sale. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period. If the optionee recognizes ordinary income upon a disqualifying disposition, the Company generally will be entitled to a tax deduction in the same amount. If, however, the optionee meets the applicable holding period, the Company generally will not be entitled to a tax deduction with respect to capital gains recognized by the optionee. If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the option will be treated as a nonqualified stock option.

Regarding Amended Plan awards (other than options or SARs) that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture (e.g., restricted share unit awards), a participant will not be required to recognize any income for federal income tax purposes, and Alcoa is not entitled to a deduction, at the time of grant. Rather, upon the settlement of award, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received. Alcoa may take a deduction at the same time and for the same amount, subject to the limits of Section 162(m). If the participant receives shares upon settlement then, upon disposition of such shares, appreciation or depreciation after the settlement date is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

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Item 6 Approval of the Alcoa Corporation 2016 Stock Incentive Plan (as Amended and Restated) (continued)

Regarding Amended Plan awards (other than options or SARs) that are settled in stock or other property that is subject to contingencies restricting transfer and to a substantial risk of forfeiture (e.g., restricted share awards), a participant will not be required to recognize income for federal income tax purposes at the time of grant, nor is Alcoa entitled to any deduction, to the extent that the stock awarded has not vested (i.e., is no longer subject to a substantial risk of forfeiture). When any part of such award vests, the participant generally recognizes ordinary income equal to the fair market value of the shares or other property received (less any amount paid by the participant). Alcoa may take a deduction at the same time and for the same amount, subject to the limits of Section 162(m). The participant may, however, make an election, referred to as a Section 83(b) election, within thirty days following the grant of the restricted stock award, to be taxed at the time of the grant of the award based on the fair market value of the common stock on the grant date. A participant who makes a Section 83(b) election will recognize ordinary taxable income on the grant date equal to the fair market value of the shares as if the shares were unrestricted. If the shares subject to such election are subsequently forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. If a Section 83(b) election has not been made, any dividends received with respect to the restricted stock award prior to the lapse of the restrictions will be treated as additional compensation that is taxable as ordinary income to the participant. Alcoa will be entitled to a deduction in the same amount and at the same time that the participant recognizes ordinary income. Upon the sale of the vested common stock, the participant will realize short-term or long-term capital gain or loss depending on the holding period. The holding period generally begins when the restriction period expires. If the recipient timely made a Section 83(b) election, the holding period commences on the date of the grant.

The Committee may adjust awards to participants who are not U.S. citizens or U.S. residents to recognize differences in local law or tax policy and may impose conditions on the exercise or vesting of awards to minimize tax equalization obligations for expatriate employees.

Section 162(m) of the Code limits Alcoa’s deduction for compensation in excess of $1,000,000 paid to certain covered employees (generally our CEO and three other highest-paid executive officers, other than the CFO). Compensation paid to covered employees is not subject to the deduction limitation if it is considered “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. The Amended Plan has been structured in a manner that enables Alcoa to grant awards to covered employees that are designed to satisfy the requirements of “qualified performance-based compensation.” Among other requirements, for compensation to be “performance-based” for purposes of Section 162(m), the performance goal must be pre-approved and objective. These awards are referred to as “qualified performance-based awards” and are in addition to options and SARs, which also are expressly authorized under the Amended Plan and also may qualify as qualified performance-based compensation for purposes of Section 162(m). Stockholders are being asked to approve the Amended Plan and, specifically, the material terms of the performance goals under which an award of qualified performance-based compensation may be granted in the Amended Plan, in order to preserve the Company’s ability to deduct compensation paid to covered employees pursuant to any qualified performance-based compensation that may be made in the future under the Amended Plan. However, although the Committee strives to provide covered employees with certain awards that will preserve deductibility of components of their respective compensation packages to the extent reasonably practicable or consistent with our compensation objectives, the Committee believes that stockholder interests are best served by not restricting the Committee’s flexibility in structuring, determining and ultimately approving payment of compensation (even if such decisions may result in certain non-deductible compensation). Additionally, there is no any guarantee that awards intended to qualify as qualified performance-based compensation under Section 162(m) ultimately will be deductible by Alcoa.

Amendment and Termination

The Board may not amend the Amended Plan without stockholder approval if such approval would be required pursuant to applicable law or the requirements of the New York Stock Exchange or such other stock exchange on which the shares trade. The Board or the Committee generally may not amend the Amended Plan or the terms of any award previously granted without the consent of the affected participant, if such action would materially impair the rights of such participant under any outstanding award.

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Item 6 Approval of the Alcoa Corporation 2016 Stock Incentive Plan (as Amended and Restated) (continued)

Withholding

The Company shall be authorized to withhold from any award granted or payment due under the Amended Plan the amount of tax obligations due in respect of an award or payment thereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such tax obligations, including, without limitation, requiring the participant to pay cash, withholding otherwise deliverable cash or shares having a fair market value equal to the amount required to be withheld. Furthermore, the Committee shall be authorized to, but is not required to, establish procedures for election by participants to satisfy such obligations for the payment of such taxes by delivery of or transfer of shares to the Company or by directing the Company to retain shares otherwise deliverable in connection with the award. All personal taxes applicable to any award under the Amended Plan are the sole liability of the participant.

New Plan Benefits

Future awards under the Amended Plan are generally made at the discretion of the Committee, or, in the case of awards to non-employee directors, at the discretion of the Board. Therefore, the benefits and amounts that will be received or allocated under the Amended Plan in the future are not determinable at this time.

The Board of Directors recommends a vote “FOR” ITEM 6, the Approval of the Alcoa Corporation 2016 Stock Incentive Plan (as Amended and Restated).

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Equity Compensation Plan Information

The following table gives information about Alcoa’s common stock that is authorized for issuance under the Company’s equity compensation plans as of December 31, 2016. Additional information is included in Note M of the consolidated financial statements in the 2016 Annual Report.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(3)
Equity compensation plans approved by security holders[1]	6,666,377	$24.69	11,935,033
Equity compensation plans not approved by security holders	0	0	0
Total	6,666,377	$24.69	11,935,033
(1)	Represents shares underlying awards that have been granted under the terms of the Alcoa Corporation 2016 Stock Incentive Plan (including ParentCo equity awards that were re-issued and converted into Alcoa awards in connection with the Separation). Table amounts are comprised of: 4,108,535 shares issuable pursuant to stock options; 2,037,049 time-based restricted share units; and 520,793 performance-based restricted share units (assuming maximum achievement, 1,109,406).
(2)	The weighted-average exercise price does not take into account restricted share units or performance-based restricted share units, as such awards have no exercise price.
(3)	This number only reflects securities available for issuance under the Alcoa Corporation 2016 Stock Incentive Plan. Under the terms of the current plan, any award, other than an option or SAR, will count as 2.33 shares. Options and SARs will be counted as one share for each option or SAR.

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Questions and Answers

About the Meeting and Voting

1.	Who is entitled to vote and how many votes do I have?

If you were a holder of record of Alcoa common stock at the close of business on the record date, March 13, 2017, you are eligible to vote at the annual meeting. For each matter presented for vote, you have one vote for each share you own.

2.	What is the difference between holding shares as a stockholder of record, a registered stockholder, and as a beneficial owner of shares?

Stockholder of Record or Registered Stockholder. If your shares of common stock are registered directly in your name with our transfer agent, Computershare, you are considered a “stockholder of record” or a “registered stockholder” of those shares.

Beneficial Owner of Shares. If your shares are held in an account at a bank, brokerage firm or other similar organization, then you are a beneficial owner of shares held in “street name.” In that case, you will have received these proxy materials from the bank, brokerage firm or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm or similar organization as to how to vote the shares held in your account.

3.	How do I vote if I am a stockholder of record?

By Telephone or Internet. All stockholders of record can vote by touchtone telephone within the U.S., U.S. territories and Canada, using the toll-free telephone number on the proxy or voting instruction card, or through the Internet, at the web address provided and using the procedures and instructions described on the proxy or voting instruction card. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

By Written Proxy. All stockholders of record can also vote by written proxy card. If you are a stockholder of record and receive a Notice of Internet Availability of Proxy Materials (“Notice”), you may request a written proxy card by following the instructions included in the Notice. If you sign and return your proxy card but do not mark any selections giving specific voting instructions, your shares represented by that proxy will be voted as recommended by the Alcoa Board.

In Person. All stockholders of record may vote in person at the annual meeting. See Question 6 below regarding how to obtain an admission ticket to the annual meeting.

Whether or not you plan to attend the meeting, we encourage you to vote by proxy as soon as possible. Your shares will be voted in accordance with your instructions.

4.	How do I vote if I am a beneficial owner of shares?

Your broker is not permitted to vote on your behalf on “non-routine” matters, unless you provide specific instructions by completing and returning the voting instruction form from your broker, bank or other similar organization or by following the instructions provided to you for voting your shares via telephone or the Internet. For the 2017 annual meeting, only the ratification of the selection of PricewaterhouseCoopers LLP as auditors for 2017 (Item 2) is considered to be a routine matter. For your vote to be counted with respect to non-routine matters, you will need to communicate your voting decisions to your broker, bank or other similar organization before the date of the annual meeting. If you wish to vote your shares at the meeting, you must obtain a legal proxy from that entity and bring it with you to hand in with your ballot. See Question 6 below regarding how to obtain an admission ticket to the annual meeting.

5.	How do I vote if I participate in one of the employee savings plans?

You must provide the trustee of the employee savings plan with your voting instructions in advance of the meeting. You may do so by returning your voting instructions by mail, or submitting them by telephone or electronically using

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Questions and Answers About the Meeting and Voting (continued)

the Internet. You cannot vote your shares in person at the annual meeting; the trustee is the only one who can vote your shares. The trustee will vote your shares as you have instructed. If the trustee does not receive your instructions, your shares generally will be voted in proportion to the way the other plan participants voted. To allow sufficient time for voting by the trustee, your voting instructions must be received by 6:00 a.m., Eastern Daylight Time (EDT), on May 8, 2017.

6.	How do I attend the annual meeting?

You may attend the meeting if you were a stockholder as of the close of business on the record date of March 13, 2017. If you plan to attend the meeting, you will need an admission ticket. If you are a registered stockholder, have your Notice available and call 1-866-804-9594 or visit www.AlcoaAdmissionTicket.com and follow the instructions provided. If a broker, bank or other similar organization holds your shares and you would like to attend the meeting, please write to Alcoa Corporation, 390 Park Avenue, New York, New York 10022-4608, Attention: Corporate Secretary, or email Corporate_Secretary@Alcoa.com. Please include a copy of your brokerage account statement showing your ownership of Alcoa stock as of the record date of March 13, 2017, or a legal proxy (which you can obtain from your broker, bank or other similar organization), and we will send you an admission ticket.

7.	What does it mean if I receive more than one Notice?

If you are a stockholder of record or participate in Alcoa’s employee savings plans, you will receive one Notice (or if you are an employee with an Alcoa email address, an email proxy form) for all shares of common stock held in or credited to your accounts as of the record date, if the account names are exactly the same. If your shares are registered differently and are in more than one account, you will receive more than one Notice or email proxy form, and in that case, you can and are urged to vote all of your shares, which will require you to vote more than once. To avoid this situation in the future, we encourage you to have all accounts registered in the same name and address whenever possible. You can do this by contacting our transfer agent, Computershare, at 1-800-522-6645 (in the U.S. and Canada) or 1-201-680-6578 (all other locations) or through the Computershare website, www.computershare.com/investor.

8.	Can I change my vote?

There are several ways in which you may revoke your proxy or change your voting instructions before the time of voting at the meeting (please note that, in order to be counted, the revocation or change must be received by 6:00 a.m. EDT on May 10, 2017, or by 6:00 a.m. EDT on May 8, 2017 in the case of instructions to the trustee of an employee savings plan):

•	Vote again by telephone or at the Internet website.
•	Transmitting a revised proxy card or voting instruction form that is dated later than the prior one.
•	Stockholders of record may vote in person at the annual meeting.
•	Stockholders of record may notify Alcoa’s Corporate Secretary in writing that a prior proxy is revoked.
•	Employee savings plan participants may notify the plan trustee in writing that prior voting instructions are revoked or are changed.

The latest-dated, timely, properly completed proxy that you submit, whether by mail, telephone, or the Internet, will count as your vote. If a vote has been recorded for your shares and you subsequently submit a proxy card that is not properly signed and dated, then the previously recorded vote will stand.

9.	Is my vote confidential?

Yes. Proxy cards, ballots and voting tabulations that identify stockholders are kept confidential except:

•	as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;
•	in the case of a contested proxy solicitation;
•	if a stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or
•	to allow the independent judge of election to certify the results of the vote.

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Questions and Answers About the Meeting and Voting (continued)

Corporate Election Services, Inc., the independent proxy tabulator used by Alcoa, counts the votes and acts as the inspector of elections for the meeting.

10.	What is a Broker Non-Vote?

A “broker non-vote” occurs when a broker submits a proxy for the meeting with respect to a discretionary, or routine, matter but does not have the authority to vote on non-discretionary matters because the beneficial owner did not provide voting instructions on those matters. Under NYSE rules, the proposal to ratify the appointment of independent auditors (Item 2) is considered a “discretionary” or “routine” item. This means that brokerage firms may vote in their discretion on behalf of clients (beneficial owners) who have not furnished voting instructions at least 15 days before the date of the annual meeting. In contrast, all of the other proposals set forth in this Proxy Statement are “non-discretionary” or “non-routine” items—brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals.

11.	What constitutes a “quorum” for the meeting?

A quorum is a majority of the outstanding shares that are entitled to vote as of the record date present at the meeting or represented by proxy. A quorum is necessary to conduct business at the annual meeting. Your shares will be counted as present at the annual meeting if you have properly voted by proxy. Abstentions and broker non-votes count as present at the meeting for purposes of determining a quorum. If you vote to abstain on one or more proposals, your shares will be counted as present for purposes of determining the presence of a quorum.

12.	What is the voting requirement to approve each of the proposals, and how are votes counted?

At the close of business on March 13, 2017, the record date for the meeting, Alcoa had 184,204,763 outstanding shares of common stock. Each share of common stock outstanding on the record date is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

Alcoa is incorporated in the State of Delaware. As a result, the Delaware General Corporation Law (the “DGCL”) and the NYSE listing standards govern the voting standards applicable to actions taken by our stockholders. Under our Bylaws, when a quorum is present, in all matters other than the election of directors and frequency of future advisory votes approving the compensation of our NEOs, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the Company’s stockholders. Under the DGCL and the Bylaws, shares that abstain constitute shares that are present and entitled to vote. Shares abstaining have the practical effect of being voted “against” the matter, other than in the election of directors and the frequency of future advisory votes approving the compensation of the NEOs.

With respect to the election of directors, in order to be elected, each nominee must receive the affirmative vote of a majority of the votes cast at the meeting in respect of his or her election. Broker non-votes and abstentions will have no impact, as they are not counted as votes cast for this purpose.

With respect to the frequency of our future advisory votes approving the compensation of our NEOs, because the advisory vote entails three choices (one, two or three years) in addition to stockholders’ option to abstain from voting, it is possible that none of these choices will receive a majority vote. In such a case, the Board nevertheless will consider the stockholder preferences indicated by the vote.

The NYSE has imposed a minimum standard of majority of votes cast for Item 6 Stock Incentive Plan approval, and treats abstentions as votes “against” Item 6.

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Questions and Answers About the Meeting and Voting (continued)

A description of the voting requirements and related effect of abstentions and broker non-votes on each item for stockholder proposal is as follows:

	Voting Options:	Board Recommendation	Vote Required to Adopt the Proposal	Effect of Abstentions and Broker Non-Votes
Item 1—Election of 12 Directors Identified in the Proxy Statement	“For,” “Against,” or “Abstain” on each nominee	FOR” each nominee	Majority of votes cast for such nominee	None
Item 2—Ratification of the Appointment of PricewaterhouseCoopers LLP as our independent Auditor for 2017	“For,” “Against,” or “Abstain”	“FOR”	Majority of shares represented at the annual meeting and entitled to vote	Abstentions are treated as votes “against.” Brokers have discretion to vote on this item.
Item 3—Advisory Vote to Approve the Compensation of our Named Executive Officers	“For,” “Against,” or “Abstain”	“FOR”	Majority of shares represented at the annual meeting and entitled to vote	Abstentions are treated as votes “against.” Broker non-votes have no effect.
Item 4—Advisory Vote to Approve the Frequency of our the Advisory Vote to Approve the Compensation of our Named Executive Officers	“Every One Year,” “Every Two Years,” “Every Three Years,” or “Abstain”	“EVERY ONE YEAR”	Plurality of shares represented at the annual meeting and entitled to vote	None
Item 5—Approval of the Alcoa Corporation Annual Cash Incentive Compensation Plan, as Amended and Restated	“For,” “Against,” or “Abstain”	“FOR”	Majority of shares represented at the annual meeting and entitled to vote	Abstentions are treated as votes “against.” Broker non-votes have no effect.
Item 6—Approval of the Alcoa Corporation 2016 Stock Incentive Plan, as Amended and Restated	“For,” “Against,” or “Abstain”	“FOR”	Majority of votes cast	Abstentions are treated as votes “against.” Broker non-votes have no effect.

13.	Who pays for the solicitation of proxies?

Alcoa pays the cost of soliciting proxies. Proxies will be solicited on behalf of the Board of Directors by mail, telephone, other electronic means or in person. We have retained Innisfree M&A Inc., 501 Madison Avenue, New York, NY 10022, to assist with the solicitation for an estimated fee of $15,000, plus expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes. Our employees may also solicit proxies for no additional compensation.

14.	How do I comment on Company business?

Your comments are collected when you vote using the Internet. We also collect comments from the proxy card if you vote by mailing the proxy card. You may also send your comments to us at Alcoa Corporation, 390 Park Avenue, New York, NY 10022-4608, Attention: Corporate Secretary. Although it is not possible to respond to each stockholder, your comments help us to understand your concerns.

15.	When are the 2018 stockholder proposals due?

To be considered for inclusion in the Company’s 2018 proxy statement, stockholder proposals submitted in accordance with SEC Rule 14a-8 must be received in writing at our principal executive offices no later than

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Questions and Answers About the Meeting and Voting (continued)

November 17, 2017. Address all stockholder proposals to: Alcoa Corporation, 390 Park Avenue, New York, NY 10022-4608, Attention: Corporate Secretary. For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2018 annual meeting, notice of intention to present the proposal, including all information required to be provided by the stockholder in accordance with the Company’s Bylaws, must be received in writing at our principal executive offices by February 9, 2018, and no earlier than January 10, 2018. Address all notices of intention to present proposals at the 2018 annual meeting to: Alcoa Corporation, 390 Park Avenue, New York, NY 10022-4608, Attention: Corporate Secretary.

16.	Will the annual meeting be webcast?

Yes, our annual meeting will be webcast on May 10, 2017. You are invited to visit our website, www.alcoa.com under “Investors—Events and Presentations” at 10:00 a.m. Eastern Daylight Time on May 10, 2017, to access the webcast of the meeting. An archived copy of the webcast also will be available on our website.

17.	What is “householding”?

Stockholders of record who have the same last name and address and who request paper copies of the proxy materials will receive only one copy unless one or more of them notifies us that they wish to receive individual copies. This method of delivery, known as “householding,” will help ensure that stockholder households do not receive multiple copies of the same document, helping to reduce our printing and postage costs, as well as saving natural resources.

We will deliver promptly upon written or oral request a separate copy of the 2016 Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, as applicable, to a security holder at a shared address to which a single copy of the document was delivered. Please direct such requests to Alcoa Corporation, 390 Park Avenue, New York, NY 10022-4608, Attention: Corporate Secretary or by email at Corporate_Secretary@Alcoa.com.

Stockholders of record may request to begin or to discontinue householding in the future by contacting our transfer agent, Computershare, at 1-800-522-6645 (in the U.S. and Canada), 1-201-680-6578 (all other locations), by mail to Computershare, P.O. Box 30170, College Station, TX 77842-3170 or through the Computershare website, www.computershare.com/investor. Stockholders owning their shares through a bank, broker or other nominee may request to begin or to discontinue householding by contacting their bank, broker or other nominee.

18.	How may I obtain a copy of Alcoa’s Annual Report on Form 10-K and proxy materials?

The Company will provide by mail, without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2016 (not including exhibits and documents incorporated by reference), the proxy statement for this annual meeting, and the annual report and proxy materials for future annual meetings (once available) at your request. Please direct all requests to Alcoa Corporation, 390 Park Avenue, New York, NY 10022-4608, Attention: Corporate Secretary, call 212-518-5400, or email Corporate_Secretary@Alcoa.com. These materials also are available, free of charge, on Alcoa’s website at www.alcoa.com. Requests for materials relating to the 2017 annual meeting, by calling 1-800-516-1564, must be made by April 26, 2017 to facilitate timely delivery.

19.	Can other business in addition to the items listed on the agenda be transacted at the meeting?

The Company knows of no other business to be presented for consideration at the meeting other than the items indicated in the Notice. If other matters are properly presented at the meeting, the persons designated as authorized proxies on your proxy card may vote on such matters at their discretion.

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Attachments

ATTACHMENT A — Peer Group Companies for Market Information for

                                   2016 Executive Compensation Decisions

2016 ParentCo Peer Group

As discussed above, the ParentCo Compensation Committee considered the compensation practices of the following peer group for Messrs. Harvey’s and Oplinger’s compensation prior to the separation:

3M	DuPont	NextEra Energy Inc.
ABB	Duke Energy	Nike
ACH Food	EMC	Nokia
AES Corporation	EMD Millipore	Northrop Grumman
AbbVie	Eaton	Occidental Petroleum
Accenture	Eli Lilly	Office Depot
Adecco	Emerson Electric	Pacific Gas & Electric
Agrium	EnLink Midstream	Pfizer
Air Liquide	Ericsson	Philips Electronics
Altria Group	Exelon	Qualcomm
American Electric Power	Faurecia US Holdings	Ricoh Americas
Amgen	FirstEnergy	Rio Tinto
Anadarko Petroleum	Freeport-McMoRan	Rolls-Royce North America
Arrow Electronics	Gap	Sanofi
Arvato Finance Services	General Dynamics	Sasol USA
AstraZeneca	General Mills	Schlumberger
Avnet	Gilead Sciences	Schneider Electric
BAE Systems	GlaxoSmithKline	Sears
Baxter	HBO	Sodexo
Beam Suntory	HCA Healthcare	Southern Company Services
Bechtel Nuclear, Security & Environmental	HollyFrontier Corporation	Southwest Airlines
Berkshire Hathaway Energy	Honeywell	Sprint
Best Buy	Iberdrola Renewables	Starbucks Coffee
Boehringer Ingelheim US	Iberdrola USA	SuperValu Stores
Bristol-Myers Squibb	Indianapolis Power & Light Company	Syngenta
C&S Wholesale Grocers	International Paper	Sysco Corporation
CHS	Jabil Circuit	T-Mobile USA
CNH Industrial	Johnson Controls	TRW Automotive
Carnival	KPMG	Takeda Pharmaceuticals
CenturyLink	Kimberly-Clark	Tenet Healthcare Corporation
Chesapeake Energy	Kinder Morgan	Tesoro
Coca-Cola	L’Oréal	Teva Pharmaceutical
Colgate-Palmolive	Lafarge North America	Thermo Fisher Scientific
Compass	Lear	Time Warner
ConAgra Foods	Lehigh Hanson	Time Warner Cable
Continental Automotive Systems	Liberty Global	Turbomeca
Cox Enterprises	Lockheed Martin	Tyson Foods
DENSO International	LyondellBasell	Union Pacific Corporation
DIRECTV Group	Medtronic	United States Steel
Danaher	Merck & Co	United Water
Delhaize America	Messier Bugatti Dowty	University of California
Delta Air Lines	Micron Technology	Veolia Environmental Services North America
Devon Energy	Mondelez	Walt Disney
Diageo North America	Monroe Energy, LLC	Whirlpool
Dignity Health	Monsanto	eBay
Direct Energy	NRG Energy

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Attachment A (continued)

New CEO Peer Group

The ParentCo Compensation Committee developed and approved following peer group for assistance in determining the compensation of Mr. Harvey following the separation:

Air Products & Chemicals	International Paper	Sherwin-Williams
AK Steel	Newmont	Steel Dynamics
Commercial Metals	Nucor	U.S. Steel
Eastman Chemical	PPG Industries	WestRock
Freeport-McMoRan	Praxair
Huntsman	Reliance Steel & Aluminum

New Non-CEO Peer Group

The ParentCo Compensation Committee developed and approved following peer group for assistance in determining the compensation of our non-CEO named executive officers following the separation:

Agilent Technologies	Federal-Mogul	Praxair
Air Products and Chemicals	FMC Technologies	Public Service Enterprise Group
Arrow Electronics	Freeport-McMoRan	Rockwell Automation
Ashland	Goodyear Tire & Rubber	Sempra Energy
Ball	Huntsman	Spirit AeroSystems
BD (Becton Dickinson)	Ingersoll Rand	Stanley Black & Decker
BorgWarner	International Paper	Terex
Boston Scientific	Jabil Circuit	Textron
CenterPoint Energy	Jacobs Engineering	Thermo Fisher Scientific
Commercial Metals	KBR	Stryker
Consolidated Edison	L-3 Communications	UGI
Corning	Lear	United States Steel
Crown Holdings	Masco	Visteon
Danaher	Mosaic	W.W. Grainger
Dominion Resources	Navistar International	Weyerhaeuser
Dow Corning	Newmont Mining	Whirlpool
DTE Energy	Northrop Grumman	Xcel Energy
Eastman Chemical	Occidental Petroleum
Eaton	Oshkosh
Ecolab	PPL
Emerson Electric	Owens-Illinois
Entergy	Parker Hannifin

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Attachment B

ATTACHMENT B — Calculation of Financial Measures

Free Cash Flow and Adjusted EBITDA are non-GAAP (accounting principles generally accepted in the United States of America) financial measures. Management does not consider these non-GAAP measures to be a replacement of the most directly comparable GAAP measure, but instead provides such measures as additional information to consider when evaluating the Company’s financial performance. The following descriptions explain Alcoa’s definition for each of these measures.

Free Cash Flow is cash from operations minus capital expenditures. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures as these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations. It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Revenue growth is year-over-year improvement in Sales.

Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by Sales.

Alumina Adjusted EBITDA per metric ton is calculated by dividing the Adjusted EBITDA of the Alcoa Corporation businesses that were previously included as part of ParentCo’s Alumina segment by total metric tons shipped of such businesses. For Alcoa Corporation, these businesses are composed of the Bauxite and Alumina segments, as well as a portion of both the Energy segment and Corporate.

Aluminum Adjusted EBITDA per metric ton is calculated by the Adjusted EBITDA of the Alcoa Corporation businesses that were previously included as part of ParentCo’s Primary Metals segment by total metric tons shipped of such businesses. For Alcoa Corporation, these businesses are composed of the Aluminum and Cast Products segments, as well as a portion of both the Energy segment and Corporate.

For incentive compensation purposes only (including under the long-term incentive plan), the above metrics may be adjusted to reflect, among other items, the normalization of the London Metal Exchange aluminum prices and foreign currency exchange rates, as well as differences in special items, realized in a particular year’s financial results to those contemplated in the Company’s financial plan established at the beginning of that same year. Alcoa defines special items as restructuring and other charges, discrete tax items, and other special items.

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Attachment C

ATTACHMENT C — Alcoa Corporation Annual Cash Incentive

                                   Compensation Plan (as Amended and Restated)

1. Purpose of this Plan.

This Alcoa Corporation Annual Incentive Plan is intended to attract, retain, motivate and reward Participants by providing them with the opportunity to earn annual incentive compensation under this Plan related to the Company’s performance.

2. Definitions.

For purposes of this Plan, the following terms shall be defined as follows:

(a)	“Alcoa Corporation” means Alcoa Corporation and its successors or assigns.

(b)	“Award” means cash incentive compensation earned under this Plan pursuant to Section 4 of this Plan.

(c)	“Board of Directors” means the Board of Directors of Alcoa Corporation.

(d)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and all regulations, interpretations, and administrative guidance issued thereunder.

(e)	“Committee” means the Compensation and Benefits Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer this Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of this Plan; provided, however, that with respect to Awards and payments of Awards hereunder that are intended to be Performance-based Compensation, the Committee shall be comprised solely of two or more outside directors within the meaning of Treasury Regulation Section 1.162-27(e); provided further, however, that with respect to Awards that are not intended to be Performance-based Compensation, the powers and authority of the Committee under this Plan may be delegated to the Company’s Chief Executive Officer or other employee(s) and, in connection therewith, all references to the Committee in this Plan shall be deemed references to the Company’s Chief Executive Officer or such employee(s) as it relates to those aspects of this Plan that have been so delegated.

(f)	“Company” means Alcoa Corporation and all of its Subsidiaries, collectively.

(g)	“Covered Employee” means an employee of the Company who is a “covered employee under Section 162(m) of the Code.

(h)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)	“Participant” means, with respect to each Performance Period, each officer or key employee of the Company or its Subsidiaries selected by the Committee to participate in this Plan for such period.

(j)	“Performance-based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m).

(k)	“Performance Measures” means the goal(s) (or combined goal(s)), which may or may not be related to Performance-based Compensation, as determined by the Committee to be applicable to a Participant’s Award. As determined by the Committee, the Performance Measures applicable to an Award may be described in terms of Company-wide objectives and/or objectives that are related to the performance of an individual Participant or of a Subsidiary or division in which the Participant is employed or be established relative to a comparison with other corporations or an external index or indicator, or relative to a comparison with performance in a prior period, as the Committee deems appropriate. Performance Measures may differ among Participants and Awards.

(l)	“Performance Period” means a fiscal year of the Company or such shorter period as may be designated by the Committee with respect to an Award.

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Attachment C (continued)

(m)	“Plan” means this Alcoa Corporation Annual Cash Incentive Compensation Plan, as may be amended from time to time.

(n)	“Retirement” means either (i) a termination of employment in which there is a right to immediate payment of a pension benefit under the normal or early retirement provisions (excluding any deferred vested pension) of any Company sponsored defined benefit retirement plan or (ii) in the case of a Company sponsored defined contribution savings plan, the earliest of age 55 with 10 years of service or age 65, unless a different normal or early retirement age is otherwise specified in the plan. If there is no Company sponsored defined benefit or defined contribution pension plan, the retirement definition of any applicable governmental retirement plan in the applicable country will govern. Any Award that may become payable in connection with Retirement shall remain subject to clawback as set forth in Section 8(k).

(o)	“Section 162(m)” means Section 162(m) of the Code.

(p)	“Section 409A” means Section 409A of the Code.

(q)	“Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act of 1933, as amended.

3. Administration.

(a)	Power and Authority of the Committee. This Plan shall be administered by the Committee which shall have full power and authority:

(i)	to designate each Performance Period;

(ii)	to establish the Performance Measures for each Performance Period and to determine whether and to what extent such Performance Measures have been reached;

(iii)	to determine at any time the cash amount payable with respect to an Award;

(iv)	to prescribe, amend and rescind rules and procedures relating to this Plan;

(v)	subject to the provisions of this Plan and Section 162(m), to delegate to one or more officers, a subcommittee of the Committee or other members of the Board of Directors of the Company some of its authority under this Plan and, for such purposes, the delegates shall have the same authority of the Committee hereunder;

(vi)	to employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of this Plan and to rely upon any opinion or computation received therefrom;

(vii)	to amend, modify, or cancel any Award, and authorize the exchange, substitution, or replacement of Awards; and

(viii)	to make all determinations, and to formulate such procedures, as may be necessary or advisable in the opinion of the Committee for the administration of this Plan.

Subject to the provisions of this Plan, the Committee will have the authority and discretion to determine the extent to which Awards under this Plan will be structured to conform to the requirements applicable to Performance-based Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such awards are granted as the Committee determines to be necessary or appropriate to conform to the applicable requirements relating thereto. Notwithstanding any provision of this Plan to the contrary, if an award under this Plan is intended to qualify as Performance-based Compensation, and a provision of this Plan would prevent such award from so qualifying, such provision shall be administered, interpreted and construed to carry out such intention (or disregarded to the extent such provision cannot be so administered, interpreted or construed).

(b)	Plan Construction and Interpretation. The Committee shall have full power and authority to construe and interpret this Plan and to correct any defect or omission, or reconcile any inconsistency, in this Plan or any Award.

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Attachment C (continued)

(c)	Determinations of Committee Final and Binding. All determinations by the Committee and its delegates in carrying out and administering this Plan and in construing and interpreting this Plan shall be made in the Committee’s and its delegates’ sole discretion and shall be final, binding and conclusive for all purposes and upon all persons interested herein. The Committee’s and its delegates’ decisions regarding the amount of each Award need not be consistent among Participants.

(d)	Liability of Committee. No member of the Committee (or its delegates) shall be liable for any action or determination made in good faith with respect to this Plan or any Award, and the members of the Committee (and its delegates) shall be entitled to indemnification and reimbursement in the manner provided in the Company’s Certificate of Incorporation or its Bylaws, as applicable, in each case as amended and in effect from time to time. In the performance of its responsibilities with respect to this Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company’s officers and employees, the Company’s accountants, the Company’s legal counsel or any other person the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in good faith reliance upon any such advice.

4. Awards.

(a)	Performance Measures. With respect to Awards that are intended to be Performance-based Compensation, no later than 90 days after the beginning of the relevant Performance Period or, if the Performance Period is less than one year, the date on which 25% of the Performance Period elapses, or such earlier or later date as may be required or permitted by Section 162(m), the Committee shall (i) designate each Participant for the Performance Period, (ii) establish in writing specific performance targets related to the applicable Performance Measures and the incentive amount which may be earned for the Performance Period by each Participant with sufficient specificity to satisfy the requirements of Section 162(m), and (iii) specify the relationship between the Performance Measures and the amount of incentive compensation to be earned by each Participant for the Performance Period. The Committee has the discretion to structure Awards in any manner it deems advisable, including, but not limited to, specifying that the Award may become payable in the event of death, disability, Retirement or a change in ownership or control to the extent permissible under Section 162(m). The Committee may also structure Awards intended to be Performance-based Compensation as an allocation of a Section 162(m) cash bonus pool to those Participants who are bonus pool Participants for the applicable Performance Period, which cash bonus pool shall be determined based upon the level of achievement of one or more specific performance targets related to the applicable Performance Measures, provided that the (i) the aggregate of such allocations do not exceed more than 100% of the Section 162(m) pool and (ii) no payment(s) to a Participant exceed the maximum individual amount limit set forth in Section 4(f).

(b)

Performance Measures for Performance-based Compensation. With respect to Awards that are intended to be Performance-based Compensation, the Performance Measures established by the Committee must be based on any one or combination of the following: (i) earnings, including operating income, earnings before or after taxes, and earnings before or after interest, taxes, depreciation, and amortization; (ii) book value per share; (iii) pre-tax income, after-tax income, income from continuing operations, or after tax operating income; (iv) operating profit or improvements thereto; (v) earnings per common share (basic or diluted) or improvement thereto; (vi) return on assets (net or gross); (vii) return on capital; (viii) return on invested capital; (ix) sales, revenues or returns on sales or revenues or growth in sales, revenues or returns on sales or revenues; (x) share price appreciation; (xi) total stockholder return; (xii) cash flow, operating cash flow, free cash flow, cash flow return on investment (discounted or otherwise), improvements in cash on hand, reduction of debt, improvements in the capital structure of the Company including debt to capital ratios; (xiii) implementation or completion of critical projects or processes; (xiv) economic profit, economic value added or created; (xv) cumulative earnings per share growth; (xvi) achievement of cost reduction goals; (xvii) return on stockholders’ equity; (xviii) total stockholders’ return improvement or relative performance as compared with other selected companies or as compared with Company, Subsidiary, division or business unit history; (xix) reduction of days working capital, working capital or inventory; (xx) operating margin or profit margin or growth thereof; (xxi) cost targets, reductions and savings, productivity and efficiencies; (xxii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction (including

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Attachment C (continued)

improvements in product quality and delivery), employee satisfaction, human resources management including improvements in diversity representation, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xxiii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, technology and best practice sharing within the Company, and the completion of other corporate goals or transactions; (xxiv) the achievement of sustainability measures, community engagement measures or environmental, health or safety goals of the Company or the Subsidiary, division or business unit of the Company for or within which the Participant is primarily employed; (xxv) improvement in performance against competition benchmarks approved by the Committee; or (xxvi) improvements in audit and compliance measures.

(c)	Pre-established Adjustments to Performance Measures for Performance-based Compensation. In setting the Performance Measures with respect to Awards that are intended to be Performance-based Compensation within the period prescribed in Section 4(a), the Committee may provide for any event(s) or occurrence(s) which the Committee determines should be included or excluded, as appropriate, for purposes of calculating the applicable Performance Measures, including, but not limited to: (i) restructuring, reorganizations, discontinued operations, non-core businesses in continuing operations, acquisitions, dispositions, or any other unusual, infrequently occurring, nonrecurring or non-core items; (ii) the aggregate impact of accounting changes, in each case as those terms are defined under generally accepted accounting principles and provided in each case that such items are objectively determinable by reference to the Company’s financial statements, notes to the Company’s financial statements and/or management’s discussion and analysis of financial condition and results of operations, appearing in the Company’s Annual Report on Form 10-K for the applicable year; (iii) foreign exchange gains or losses, currency fluctuations or prices of aluminum or alumina, (iv) regional premiums, (v) amortization of intangible assets, impairments of goodwill and other intangible assets, asset write downs, non-cash interest expense, capital charges, or payments of bonuses or other financial and general and administrative expenses, (vi) environmental or litigation reserve adjustments, litigation or claim judgments or settlements, (vii) any adjustments for other unusual or infrequently occurring items, discrete tax items, strike and/or strike preparation costs, business interruption, curtailments, natural disasters, force majeure events, or (viii) mark to market gains or losses. Any such inclusion(s) or exclusion(s) shall be prescribed in a form that meets the requirements for deductibility under Section 162(m), and no such action shall be taken if and to the extent it would result in the loss of an otherwise available exemption of the Award under Section 162(m).

(d)	Determination of Award. Following the completion of each Performance Period and prior to payment of any Award, the Committee shall certify in writing whether and the extent to which the applicable Performance Measures as to Performance-based Compensation have been achieved for such Performance Period and the amount of the Award, if any, to the extent required by Section 162(m) of the Code, and pursuant to this Section 4, earned by Participants for such Performance Period. In determining the amount of the Award earned by a Participant for a given Performance Period with respect to Performance-based Compensation, the Committee may, in its discretion, reduce or eliminate, the amount that would otherwise be payable based on the certified level of attained performance of the Performance Measure(s) relating to qualifying the Award as Performance-based Compensation. In exercising such discretion, the Committee may utilize any such objective or subjective criteria as the Committee deems appropriate in its sole and absolute discretion.

(e)	Payment of Awards. Awards shall be paid to the Participant as soon as administratively practicable following the end of the Performance Period, but in any event, no later than two and one-half months following the end of such Performance Period or the calendar year in which the Award is no longer subject to a “substantial risk of forfeiture” (within the meaning of Section 409A), unless deferred as described in Section 5 of this Plan. Awards will be paid in cash as determined by the Committee. Payment of Awards may be subject to such vesting, forfeiture, transfer or such other restrictions (or any combination thereof) as the Committee shall specify.

(f)	Maximum Amount. The maximum amount of any Award(s) that may be paid under this Plan to a Covered Employee for any one fiscal year period of Alcoa Corporation shall be $9,000,000.

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Attachment C (continued)

5. Deferral.

Subject to applicable laws, including, without limitation, Section 409A, the Committee may (i) require the mandatory deferral of some or all of an Award on terms established by the Committee or (ii) permit a Participant to elect to defer a portion of an Award in accordance with the terms established under the Alcoa USA Corp. Deferred Compensation Plan as the same may be amended, or under any successor plan.

6. Effective Date.

SECTION 1. This Plan became effective on November 1, 2016. This Plan, as amended and restated, becomes effective upon approval of this Plan at the Company’s Annual Meeting of Stockholders to be held on May 10, 2017 (or such other date upon which the Company’s stockholders approve this Plan, the “Annual Meeting”). If this Plan, as amended and restated, is not so approved, then this Plan, as in effect immediately prior to such Annual Meeting, shall remain in effect.

7. Amendment and Termination.

Subject to applicable laws, rules and regulations, the Board of Directors or the Committee may at any time amend, suspend, discontinue or terminate this Plan; provided, however, that no such action shall be effective without approval by the stockholders of Alcoa Corporation to the extent necessary to comply with applicable laws, including to continue to qualify the amounts payable hereunder as Performance-based Compensation.

8. Miscellaneous.

(a)	Tax Withholding. The Company shall have the right to deduct from all cash payments made to a Participant, or, if deemed necessary by the Company, from wages or other cash compensation paid to the Participant by the Company, any applicable taxes (including social contributions or similar payments) required to be withheld with respect to such payments.

(b)	No Rights to Awards or Employment. This Plan is not a contract between the Company and a Participant. No Participant shall have any claim or right to receive Awards under this Plan. Nothing in this Plan shall confer upon any employee of the Company any right to continued employment with the Company or interfere in any way with the right of the Company to terminate the employment of any of its employees, in accordance with the laws of the applicable jurisdiction, at any time, with or without cause, including, without limitation, any individual who is then a Participant in this Plan.

(c)

Section 409A. The Company intends that this Plan and each Award granted hereunder that is subject to Section 409A shall comply with (or be exempt from) Section 409A and that this Plan shall be interpreted, operated and administered accordingly. If an Award is subject to Section 409A, (i) distributions shall only be made in a manner and upon an event permitted under Section 409A, (ii) payments to be made upon a termination of employment shall only be made upon a “separation from service” under Section 409A, (iii) unless the Award specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Section 409A, and (iv) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A. Any Award granted under this Plan that is subject to Section 409A and that is to be distributed to a key employee (as defined below for this purpose) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six months following the date of the Participant’s separation from service, if required by Section 409A. If a distribution is delayed pursuant to Section 409A, the distribution shall be paid within 30 days after the end of the six-month period. If the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. The determination of key employees, including the number and identity of persons considered key employees and the identification date, shall be made by the Committee or its delegate each year in accordance with Section 416(i) of the Code and the “specified employee” requirements of Section 409A. If any provision of this Plan contravenes any regulations or guidance promulgated under Section 409A or could cause any Award to be subject to taxes, interest or penalties under Section 409A, the Board of Directors or the Committee may, in its sole discretion, modify this Plan to (a) comply with, or avoid being subject to, Section 409A, (b) avoid the imposition of taxes, interest and penalties under Section 409A, and/or (c) maintain, to the maximum

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Attachment C (continued)

extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A. Neither the Board of Directors nor the Committee is obligated to modify this Plan and there is no guarantee that any payments will be exempt from interest and penalties under Section 409A. Notwithstanding anything herein to the contrary, in no event shall the Company be liable for the payment of or gross up in connection with any taxes and or penalties owed by the Participant pursuant to Section 409A. Moreover, any discretionary authority that the Board of Directors or the Committee may have pursuant to this Plan shall not be applicable to an Award that is subject to Section 409A to the extent such discretionary authority will contravene Section 409A. Although the Company, the Board of Directors and the Committee may attempt to avoid adverse tax treatment under Section 409A, none of them makes any representation to that effect and each of them expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment.

(d)	Other Compensation. Nothing in this Plan shall preclude or limit the ability of the Company to pay any compensation to a Participant under the Company’s other compensation and benefit plans and programs, including without limitation any equity plan or bonus plan, program or arrangement.

(e)	No Limitation on Corporate Actions. Nothing contained in this Plan shall be construed to prevent the Company from taking or not taking any corporate action, whether or not such action could have an adverse effect on any Awards made under this Plan. No Participant, beneficiary or other person shall have any claim against the Company, Alcoa Corporation, or any Subsidiary as a result of any such action.

(f)	Unfunded Plan. This Plan is intended to constitute an unfunded plan for incentive compensation. Prior to the payment of any Award, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver payment in cash, with respect to Awards hereunder.

(g)	Non-Transferability. Except as set forth in Section 8(h) herein, no Participant or beneficiary shall have the power or right to sell, transfer, assign, pledge or otherwise encumber or dispose of the Participant’s interest under this Plan.

(h)	Designation of Beneficiary. Unless otherwise provided by the Committee (or its delegate), a Participant may designate a beneficiary or beneficiaries to receive any payments which may be made following the Participant’s death in accordance with the Company’s policies as in effect from time to time. If a Participant does not designate a beneficiary, or the designated beneficiary or beneficiaries predeceases the Participant, any payments which may be made following the Participant’s death shall be made to the Participant’s estate.

(i)	Severability. If any provision of this Plan is held unenforceable, the remainder of this Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in this Plan.

(j)	Expenses. The costs and expenses of administering this Plan shall be borne by the Company.

(k)

Clawback. Notwithstanding any other provision of this Plan to the contrary, in accordance with the Company’s Corporate Governance Guidelines, if the Board of Directors learns of any misconduct by an executive officer that contributed to the Company having to restate all or a portion of its financial statements, the Board of Directors will, to the full extent permitted by governing law, in all appropriate cases, effect the cancellation and recovery of Awards (or the value of Awards) previously granted to the executive officer if: (i) the amount of the Award was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement, (ii) the executive engaged in intentional misconduct that caused or partially caused the need for the restatement, and (iii) the amount of the Award had the financial results been properly reported would have been lower than the amount actually awarded. Furthermore, all Awards shall be subject to the terms and conditions, if applicable, of any other recoupment policy adopted by the Company from time to time or any recoupment requirement imposed under applicable laws, rules, regulations or stock exchange listing standards, including, without limitation, recoupment requirements imposed pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Section 304 of the Sarbanes-Oxley Act of 2002, or any regulations promulgated thereunder, or recoupment requirements under the laws of any other jurisdiction. By accepting

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Attachment C (continued)

Awards under this Plan, Participants agree and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup any Award or amounts paid under this Plan subject to clawback pursuant to such law, government regulation, stock exchange listing requirement or Company policy. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to recover or recoup any Award or amounts paid under this Plan from a Participant’s accounts, or pending or future compensation or Awards.

(l)	Governing Law. This Plan and all actions taken thereunder shall be governed by and construed in accordance with and governed by the laws of the State of Delaware. The jurisdiction and venue for any disputes arising under, or any actions brought to enforce (or otherwise relating to), this Plan will be exclusively in the courts in the State of Delaware, including the Federal Courts located therein (should Federal jurisdiction exist).

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Attachment D

ATTACHMENT D — Alcoa Corporation 2016 Stock Incentive Plan

                                   (as Amended and Restated)

SECTION 1. PURPOSE. The purpose of the Alcoa Corporation 2016 Stock Incentive Plan (as amended and restated, the “Plan”) is to encourage selected Directors and Employees to acquire a proprietary interest in the long-term growth and financial success of the Company and to further link the interests of such individuals to the long-term interests of stockholders.

SECTION 2. DEFINITIONS. As used in the Plan, the following terms have the meanings set forth below (except as otherwise provided in an Award Agreement):

“Affiliate” shall have the meaning set forth in Rule 12b-2 under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

“Award” means any Option, Stock Appreciation Right, Restricted Share Award, Restricted Share Unit, Converted Award, or any other right, interest, or option relating to Shares or other property granted pursuant to the provisions of the Plan.

“Award Agreement” means any written or electronic agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder (and, in the case of a Converted Award, originally between Alcoa Inc. and the Participant), which may, but need not, be executed or acknowledged by both the Company and the Participant.

“Board” means the Board of Directors of the Company.

“Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(a)	any one person or more than one person acting as a group (a “Person”) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person), in either case whether by purchase in the market, tender offer, reorganization, merger, statutory share exchange or consolidation, other similar transaction involving the Company or any of its subsidiaries or otherwise (a “Transaction”), common stock of the Company possessing 30% or more of the total voting power of the stock of the Company unless (A) all or substantially all of the individuals and entities that were the beneficial owners of the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or the combined voting power of the then outstanding voting securities of the Company (the “Outstanding Company Voting Securities”) immediately prior to such Transaction own, directly or indirectly, 50% or more of the then outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Transaction (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Transaction of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Transaction were members of the board of directors of the Company at the time of the Transaction (which in the case of a market purchase shall be the date 30% ownership was first acquired, in the case of a tender offer, when at least 30% of the Company’s shares were tendered, and in other events upon the execution of the initial agreement or of the action of the Board providing for such Transaction); and provided, further, that, for purposes of this paragraph, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate;

(b)

a majority of the members of the Board is replaced during any 12-month period by (i) directors whose appointment or election is not endorsed by a majority of the Company’s Board before the date of such

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Attachment D (continued)

appointment or election and/or (ii) whose appointment or election is in connection with an election contest or through use of proxy access procedures included in the Company’s organizational documents; or

(c)	any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person) assets of the Company that have a total gross fair market value of more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if its sole purpose is to (i) change the jurisdiction of the Company’s incorporation, or (ii) create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

Provided, however, solely with respect to any Award that the Committee determines to be subject to Section 409A of the Code (and not excepted therefrom), and a Change in Control is a distribution event for purposes of an Award, the foregoing definition of Change in Control shall be interpreted, administered, limited and construed in a manner necessary to ensure that the occurrence of any such event shall result in a Change in Control only if such event qualifies as a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation, as applicable, within the meaning of Treasury Regulation Section 1.409A-3(i)(5) or Section 162(m) of the Code, as applicable.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

“Committee” means the Compensation and Benefits Committee of the Board, any successor to such committee or a subcommittee thereof or, if the Board so determines, another committee of the Board, in each case composed of no fewer than two directors, each of whom is a Non-Employee Director and an “outside director” within the meaning of Section 162(m) of the Code, or any successor provision thereto.

“Company” means Alcoa Corporation, a Delaware corporation, including any successor thereto.

“Contingency Period” has the meaning set forth in SECTION 8.

“Converted Award” means an Award that is issued to satisfy the automatic adjustment and conversion of awards of Alcoa Inc. common stock contemplated under the Employee Matters Agreement. Converted Awards may be in the form of Options or Restricted Share Units, including Restricted Share Units that are Performance Awards. For avoidance of doubt, any Converted Award will be governed by the provisions of the original award agreement applicable to such Converted Award.

“Covered Employee” means a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

“Director” means a member of the Board who is not an Employee.

“Employee” means any employee (including any officer or employee director) of the Company or of any Subsidiary.

“Employee Matters Agreement” means the Employee Matters Agreement dated October 31, 2016 as amended by and between Alcoa Inc. and the Company relating to the transfer of employees in connection with the separation of the Company’s business from Alcoa Inc.’s business, which agreement is incorporated herein by reference.

“Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split (including a reverse stock split), spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the price of Shares (or other securities) and causes a change in the per share value of the Shares underlying outstanding Awards.

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Attachment D (continued)

“Executive Officer” means an officer who is designated as an executive officer by the Board or by its designees in accordance with the definition of executive officer under Rule 3b-7 of the U.S. Securities Exchange Act of 1934, as amended.

“Exercisable Time-Based Award” has the meaning set forth in SECTION 12.

“Fair Market Value” with respect to Shares on any given date means the closing price per Share on that date as reported on the New York Stock Exchange or other stock exchange on which the Shares principally trade. If the New York Stock Exchange or such other stock exchange is not open for business on the date fair market value is being determined, the closing price per Share as reported for the next business day on which that exchange is open for business will be used. If the Shares are not listed on any established stock exchange, the mean between dealer “bid” and “ask” prices of the Shares in the over-the-counter market on the day for which such value is to be determined, as reported by the National Association of Securities Dealers, Inc. if applicable, or, if not, as determined in the discretion of the Board.

“Family Member” has the same meaning as such term is defined in Form S-8 (or any successor form) promulgated under the U.S. Securities Act of 1933, as amended.

“Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” under Section 422 of the Code or any successor provision.

“Non-Employee Director” has the meaning set forth in Rule 16b-3(b)(3) under the Exchange Act or any successor definition adopted by the U.S. Securities and Exchange Commission.

“Option” means any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

“Other Awards” has the meaning set forth in SECTION 10.

“Participant” means an Employee or a Director who is selected to receive an Award under the Plan.

“Performance Award” means any award granted pursuant to SECTION 11 hereof in the form of Options, Stock Appreciation Rights, Restricted Share Units, Restricted Shares or other awards of property, including cash, that have a performance feature described in SECTION 11.

“Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured. A Performance Period may not be less than one year.

“Plan” means this Alcoa Corporation 2016 Stock Incentive Plan, as may be amended from time to time.

“Replacement Award” means an Award resulting from adjustments or substitutions referred to in Section 4(f) herein, provided that such Award is issued by a company (foreign or domestic) the majority of the equity of which is listed under and in compliance with the domestic company listing rules of the New York Stock Exchange or with a similarly liquid exchange which has comparable standards to the domestic company listing standards of the New York Stock Exchange.

“Restricted Shares” has the meaning set forth in SECTION 8.

“Restricted Share Unit” has the meaning set forth in SECTION 9.

“Retirement” means either (i) a termination of employment in which there is a right to immediate payment of a pension benefit under the normal or early retirement provisions (excluding any deferred vested pension) of any Company sponsored defined benefit retirement plan or (ii) in the case of a Company sponsored defined contribution savings plan, the earliest of age 55 with 10 years of service or age 65, unless a different normal or early retirement age is otherwise specified in the plan. If there is no Company sponsored defined benefit or defined contribution pension plan, the retirement definition of any

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Attachment D (continued)

applicable governmental retirement plan in the applicable country will govern. Any Award that may become vested or earned in connection with Retirement shall remain subject to clawback as set forth in Section 15(f).

“Shares” means the shares of common stock of the Company, $0.01 par value.

“Stock Appreciation Right” means any right granted under SECTION 7.

“Subsidiary” means any corporation or other entity in which the Company owns, directly or indirectly, stock of 50% or more of the total combined voting power of all classes of stock in such corporation or entity, and any corporation, partnership, joint venture, limited liability company or other business entity as to which the Company possesses a significant ownership interest, directly or indirectly, as determined by the Committee.

“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines.

“Time-Based Award” means any Award granted pursuant to the Plan that is not a Performance Award.

“10% Stockholder” means an employee of the Company or its Subsidiary who, as of the date on which an Incentive Stock Option is granted to such employee, owns more than ten percent (10%) of the total combined voting power of all classes of Shares then issued by the Company or any of its Subsidiaries.

SECTION 3. ADMINISTRATION. The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees of the Company and its Subsidiaries to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Award to be granted to each Employee Participant hereunder; (iii) determine the number of Shares to be covered by each Employee Award granted hereunder; (iv) determine the terms and conditions of any Employee Award granted hereunder, and make modifications to such terms and conditions with respect to any outstanding Employee Award, in each case, which are not inconsistent with the provisions of the Plan; (v) determine whether, to what extent and under what circumstances Employee Awards may be settled in cash, Shares or other property or canceled or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Employee Award under this Plan shall be deferred either automatically or at the election of the Participant; (vii) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (viii) determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Participant’s termination of service for purposes of Awards granted under the Plan; (ix) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan, including, without limiting the generality of the foregoing, make any determinations necessary to effectuate the purpose of Section 12(a)(v) below. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any Participant and any stockholder; provided that the Board shall approve any decisions regarding Director Awards.

The Board shall have full power and authority, upon the recommendation of the Governance and Nominating Committee of the Board to: (i) select the Directors of the Company to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Award to be granted to each Director Participant hereunder; (iii) determine the number of Shares to be covered by each Director Award granted hereunder; (iv) determine the terms and conditions of any Director Award granted hereunder, and make modifications to such terms and conditions with respect to any outstanding Director Award, in each case, which are not inconsistent with the provisions of the Plan; (v) determine whether, to what extent and under what circumstances Director Awards may be settled in cash, Shares or other property or canceled or suspended; and (vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to a Director Award under this Plan shall be deferred either automatically or at the election of the Director. Subject to adjustment pursuant to Section 4(f), Awards to a Director made under this Plan shall not exceed an

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Attachment D (continued)

aggregate value of $500,000 based on grant date fair values (determined in accordance with U.S. generally accepted accounting principles) in any one fiscal year period.

Notwithstanding the foregoing, the Board or the Committee may delegate to one or more of the Committee’s members, to a subcommittee of the Committee, other Board members, or to one or more officers of the Company or an Affiliate such responsibilities, duties and powers as may be deemed advisable, including without limitation, (i) to designate recipients of Awards under the Plan, and to grant Awards to them, and (ii) to determine the number of such Awards to be received by any such Participants; provided that such delegation of duties and responsibilities to an officer of the Company or an Affiliate may be not made to with respect to the grant of Awards to (i) Directors or officers who are subject to Section 16(a) of the Exchange Act on the grant date or (ii) Employees who, as of the grant date, are reasonably anticipated to be Covered Employees. The acts of such delegates shall be treated hereunder as acts of the Board or Committee, as applicable, and such delegates shall report regularly to the Board or Committee, as applicable, regarding the delegated duties and responsibilities and any Awards as granted.

SECTION 4. SHARES SUBJECT TO THE PLAN.

(a)	Number of Shares Reserved under the Plan. Subject to the adjustment provisions of Section 4(f) below and the provisions of Section 4(b), up to 30,000,000 Shares may be issued under the Plan. Notwithstanding anything in this Section 4, or elsewhere in this Plan, to the contrary, and subject to adjustment pursuant to Section 4(f), the aggregate number of Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 5,000,000. Each Share issued pursuant to an Award other than an Option or a Stock Appreciation Right shall count as (i) 2.33 Shares from November 1, 2016 until May 10, 2017 and (ii) 1.63 Shares from May 10, 2017 and thereafter, for purposes of the foregoing authorization. Each Share issued pursuant to an Option or Stock Appreciation Right shall be counted as one Share for each Option or Stock Appreciation Right. For the avoidance of doubt, (i) any Shares issued pursuant to a Converted Award shall reduce the maximum number of Shares issuable under this Section 4(a) and (ii) Shares subject to Awards granted in cash or cash-settled Awards shall not count against the Shares authorized for issuance under the Plan.

(b)	Share Replenishment. In addition to the Shares authorized by Section 4(a), Shares underlying Awards that are granted under the Plan, which are subsequently forfeited, cancelled or expire in accordance with the terms of the Award shall become available for issuance under the Plan. The following Shares shall not become available for issuance under the Plan: (x) Shares tendered in payment of an Option, Stock Appreciation Right or other Award, and (y) Shares withheld by the Company for the payment of federal, state and/or local taxes. Shares purchased by the Company using Option proceeds shall not be added to the Plan limit and if Stock Appreciation Rights are settled in Shares, each Stock Appreciation Right shall count as one Share whether or not Shares are actually issued or transferred under the Plan.

(c)	Issued Shares. Shares shall be deemed to be issued hereunder only when and to the extent that payment or settlement of an Award is actually made in Shares. Notwithstanding anything herein to the contrary, the Committee may at any time authorize a cash payment in lieu of Shares, including without limitation if there are insufficient Shares available for issuance under the Plan to satisfy an obligation created under the Plan.

(d)	Source of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased in the open market or otherwise.

(e)	Substitute Awards. Shares issued or granted in connection with Substitute Awards shall not reduce the Shares available for issuance under the Plan or to a Participant in any one fiscal year.

(f)	Adjustments. Subject to SECTION 12:

(i)

Corporate Transactions other than an Equity Restructuring. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the price of the Shares other than an Equity Restructuring, the Committee shall make such adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate

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Attachment D (continued)

number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 4(a) and 13(f) hereof); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per Share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended to be “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto, shall be made consistent with the requirements of Section 162(m) of the Code, and any adjustments to Awards subject to Section 409A of the Code shall be made in the accordance with the requirements of Section 409A of the Code.

In the event of any transaction or event described above in this Section 4(f)(i) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in applicable laws or accounting principles may be made within a reasonable period of time after such change), is hereby authorized to take actions, including but not limited to any one or more of the following actions, whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, provided that the number of Shares subject to any Award will always be a whole number:

(A)	To provide for either (i) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described above in this Section 4(f)(i) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (ii) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(B)	To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(C)	To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Shares and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards;

(D)	To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby; or

(E)	To provide that the Award cannot vest, be exercised or become payable after such event.

(ii)	Equity Restructuring. In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in this Section 4(f), the Committee will adjust the terms of the Plan and each outstanding Award as it deems equitable to reflect the Equity Restructuring, which may include (i) adjusting the number and type of securities subject to each outstanding Award and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Sections 4(a) and 13(f) hereof); (ii) adjusting the terms and conditions of (including the grant or exercise price), and the performance targets or other criteria included in, outstanding Awards; and (iii) granting new Awards or making cash payments to Participants. The adjustments provided under this Section 4(f)(ii) will be nondiscretionary and final and binding on all interested parties, including the affected Participants and the Company; provided that the Committee will determine whether an adjustment is equitable and the number of Shares subject to any Award will always be a whole number.

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Attachment D (continued)

(g)	Minimum Vesting Requirements. Except in the case of Substitute Awards, Awards granted under the Plan to Participants shall either be subject to a minimum vesting period of (i) three years (which may include, among others, ratable annual vesting within such three-year period) in the case of Restricted Shares and Restricted Share Units, in each case where the restrictions only relate to the passage to time, or (ii) one year for any other Awards, including Performance Awards, available for grant under the Plan. Notwithstanding the foregoing, (i) the Committee may, at its discretion, authorize acceleration of vesting of such Awards in the event of the Participant’s death, Disability, or the occurrence of a Change in Control or (ii) the Committee may grant Awards without the above-described minimum vesting requirements with respect to Awards covering up to 5% of the aggregate number of Shares authorized for issuance under the Plan.

SECTION 5. ELIGIBILITY. Any Director or Employee shall be eligible to be selected as a Participant.

SECTION 6. STOCK OPTIONS. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan may be evidenced by an Award Agreement in such form as the Committee from time to time approves. Any such Option shall be subject to the terms and conditions required by this SECTION 6 and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee may deem appropriate in each case. Options may be (i) Incentive Stock Options that are intended to qualify under particular provisions of the Code, (ii) Options that are not intended to be Incentive Stock Options, or (iii) a combination of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of “employees” under Section 3401(c) of the Code. The terms of any Incentive Stock Option shall be subject in all respects to the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

(a)	Option Price. The purchase price (or Option price) per Share purchasable under an Option shall be determined by the Committee in its sole discretion; provided that, except in connection with an adjustment provided for in Section 4(f), Substitute Awards or Converted Awards, such purchase price shall not be less than the Fair Market Value of one Share on the date of the grant of the Option (or less than 110% of the Fair Market Value of one Share on such date in the case of an Incentive Stock Option granted to a 10% Stockholder). The Committee may, in its sole discretion, establish a limit on the amount of gain that can be realized on an Option.

(b)	Option Period. The term of each Option granted hereunder shall not exceed ten years from the date the Option is granted (or five years in the case of an Incentive Stock Option granted to a 10% Stockholder).

(c)	Exercisability. Options shall be exercisable at such time or times as determined by the Committee at or subsequent to grant, subject to the terms of the Plan.

(d)	Method of Exercise. Subject to the other provisions of the Plan, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Option price in such form or forms, including, without limitation, payment by delivery of cash, Shares or other consideration (including, where permitted by law and the Committee, Awards) having a fair market value on the exercise date equal to the total Option price, or by any combination of cash, Shares and other consideration as the Committee may specify in the applicable Award Agreement.

SECTION 7. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted to Participants on such terms and conditions as the Committee may determine, subject to the requirements of the Plan. A Stock Appreciation Right shall confer on the holder a right to receive, upon exercise, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine, at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee in its sole discretion, which, except in the case of Substitute Awards, Converted Awards or in connection with an adjustment provided in Section 4(f), shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be. Any payment by the Company in respect of such right may be made in cash, Shares, other property or any combination thereof, as the

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Attachment D (continued)

Committee, in its sole discretion, shall determine. The Committee may, in its sole discretion, establish a limit on the amount of gain that can be realized on a Stock Appreciation Right.

(a)	Grant Price. The grant price for a Stock Appreciation Right shall be determined by the Committee, provided, however, and except as provided in Section 4(f) and for Substitute Awards and Converted Awards, that such price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right.

(b)	Term. The term of each Stock Appreciation Right shall not exceed ten years from the date of grant, or if granted in tandem with an Option, the expiration date of the Option.

(c)	Time and Method of Exercise. The Committee shall establish the time or times at which a Stock Appreciation Right may be exercised in whole or in part.

SECTION 8. RESTRICTED SHARES.

(a)	Definition. A Restricted Share means any Share issued with the contingency or restriction that the holder may not sell, transfer, pledge or assign such Share and with such other contingencies or restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any contingency or restriction on the right to vote such Share and the right to receive any cash dividends), which contingencies and restrictions may lapse separately or in combination, at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(b)	Issuance. A Restricted Share Award shall be subject to contingencies or restrictions imposed by the Committee during a period of time specified by the Committee (the “Contingency Period”). Restricted Share Awards may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The terms and conditions of Restricted Share Awards need not be the same with respect to each recipient.

(c)	Registration. Any Restricted Share issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Shares awarded under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, contingencies and restrictions applicable to such Award.

(d)	Forfeiture. Except as otherwise determined by the Committee at the time of grant or thereafter or as otherwise set forth in the terms and conditions of an Award, upon termination of service for any reason during the Contingency Period, all Restricted Shares still subject to any contingency or restriction shall be forfeited by the Participant and reacquired by the Company.

(e)	Section 83(b) Election. A Participant may, with the consent of the Committee, make an election under Section 83(b) of the Code to report the value of Restricted Shares as income on the date of grant. The Committee may, in its discretion, provide in an Award Agreement, that the Restricted Share Award is conditioned upon the Participant’s making or refraining from making an election with respect to such Award under Section 83(b) of the Code.

SECTION 9. RESTRICTED SHARE UNITS.

(a)	Definition. A Restricted Share Unit is an Award of a right to receive, in cash or Shares, as the Committee may determine, the Fair Market Value of one Share, the grant, issuance, retention and/or vesting of which is subject to such terms and conditions as the Committee may determine at the time of the grant, which shall not be inconsistent with this Plan.

(b)	Terms and Conditions. In addition to the terms and conditions that may be established at the time of a grant of Restricted Share Unit Awards, the following terms and conditions apply:

(i)	Restricted Share Unit Awards may not be sold, pledged (except as permitted under Section 15(a)) or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable contingency, restriction or performance period lapses.

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Attachment D (continued)

(ii)	Shares (including securities convertible into Shares) subject to Restricted Share Unit Awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Shares (including securities convertible into Shares) purchased pursuant to a purchase right granted under this SECTION 9 thereafter shall be purchased for such consideration as the Committee shall in its sole discretion determine, which shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

(iii)	The terms and conditions of Restricted Share Unit Awards need not be the same with respect to each recipient.

SECTION 10. OTHER AWARDS. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Awards”) may be granted to Participants. Other Awards may be paid in Shares, cash or any other form of property as the Committee shall determine. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom, and the time or times at which, such Awards shall be made, the number of Shares to be granted pursuant to such Awards and all other conditions of the Awards. The terms and conditions of Other Awards need not be the same with respect to each recipient.

SECTION 11. PERFORMANCE AWARDS. Awards with a performance feature are referred to as “Performance Awards”. Performance Awards may be granted in the form of Options, Stock Appreciation Rights, Restricted Share Units, Restricted Shares or Other Awards with the features and restrictions applicable thereto. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Performance Awards may be paid in cash, Shares, other property or any combination thereof in the sole discretion of the Committee. The performance levels to be achieved for each Performance Period and the amount of the Award to be paid shall be conclusively determined by the Committee. Except as provided in SECTION 12, each Performance Award shall be paid following the end of the Performance Period or, if later, the date on which any applicable contingency or restriction has ended.

SECTION 12. CHANGE IN CONTROL PROVISIONS.

(a)	Effect of a Change in Control on Existing Awards under this Plan. Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Change in Control:

(i)	any Time-Based Award consisting of Options, Stock Appreciation Rights or any other Time-Based Award in the form of rights that are exercisable by Participants upon vesting (“Exercisable Time-Based Award”), that is outstanding as of the date on which a Change in Control shall be deemed to have occurred and that is not then vested, shall become vested and exercisable, unless replaced by a Replacement Award;

(ii)	any Time-Based Award that is not an Exercisable Time-Based Award that is outstanding as of the date on which a Change in Control shall be deemed to have occurred and that is not then vested, shall become free of all contingencies, restrictions and limitations and shall become vested and transferable, unless replaced by a Replacement Award;

(iii)	any Replacement Award for which an Exercisable Time-Based Award has been exchanged upon a Change in Control shall vest and become exercisable in accordance with the vesting schedule and term for exercisability that applied to the corresponding Exercisable Time-Based Award immediately prior to such Change in Control, provided, however, that if within twenty four (24) months of such Change in Control, the Participant’s service with the Company or a Subsidiary is terminated without Cause (as such term is defined in the Alcoa Corporation Change in Control Severance Plan) or by the Participant for Good Reason (as such term is defined in the Alcoa Corporation Change in Control Severance Plan), such Award shall become vested and exercisable to the extent outstanding at the time of such termination of service. Any Replacement Award that has become vested and exercisable pursuant to this paragraph shall expire on the earlier of (A) thirty six (36) months following the date of termination of such Participant’s service (or, if later, the conclusion of the applicable post-termination exercise period pursuant to the applicable Award Agreement) and (B) the last day of the term of such Replacement Award;

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Attachment D (continued)

(iv)	any Replacement Award for which a Time-Based Award that is not an Exercisable Time-Based Award has been exchanged upon a Change in Control shall vest in accordance with the vesting schedule that applied to the corresponding Time-Based Award immediately prior to such Change in Control, provided, however, that if within twenty four (24) months of such Change in Control, the Participant’s service with the Company or a Subsidiary is terminated without Cause (as such term is defined in the Alcoa Corporation Change in Control Severance Plan) or by the Participant for Good Reason (as such term is defined in the Alcoa Corporation Change in Control Severance Plan), such Award shall become free of all contingencies, restrictions and limitations and become vested and transferable to the extent outstanding;

(v)	any Performance Award shall be converted so that such Award is no longer subject to any performance condition referred to in SECTION 11 above, but instead is subject to the passage of time, with the number or value of such Replacement Award determined as follows: (A) if 50% or more of the Performance Period has been completed as of the date on which such Change in Control is deemed to have occurred, the number or value of such Award shall be based on actual performance during the Performance Period; or (B) if less than 50% of the Performance Period has been completed as of the date on which such Change in Control is deemed to have occurred, the number or value of such Award shall be the target number or value. Paragraphs (i) through (iv) above shall govern the terms of such Time-Based Award.

(b)	Change in Control Settlement. Notwithstanding any other provision of this Plan, if approved by the Committee, upon a Change in Control, a Participant may receive a cash settlement under clauses (i) and (ii) below of existing Awards that are vested and exercisable as of the date on which such Change in Control shall be deemed to have occurred:

(i)	a Participant who holds an Option or Stock Appreciation Right may, in lieu of the payment of the purchase price for the Shares being purchased under the Option or Stock Appreciation Right, surrender the Option or Stock Appreciation Right to the Company and receive cash, within 30 days of the Change in Control, in an amount equal to the amount by which the Fair Market Value of the Shares on the date of the Change in Control exceeds the purchase price per Share under the Option or Stock Appreciation Right multiplied by the number of Shares granted under the Option or Stock Appreciation Right; and

(ii)	a Participant who holds Restricted Share Units may, in lieu of receiving Shares which have vested under Section 12(a)(ii) of this Plan, receive cash, within 30 days of a Change in Control, in an amount equal to the Fair Market Value of the Shares on the date of the Change in Control multiplied by the number of Restricted Share Units held by the Participant.

SECTION 13. CODE SECTION 162(m) PROVISIONS.

(a)	Notwithstanding any other provision of this Plan, if the Committee determines at the time a Restricted Share Award, a Performance Award or a Restricted Share Unit Award is granted to a Participant that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this SECTION 13 is applicable to such Award.

(b)	If an Award is subject to this SECTION 13, then the lapsing of contingencies or restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement by the Company on a consolidated basis, and/or by specified Subsidiaries or divisions or business units of the Company, as appropriate, of one or more objective performance goals established by the Committee. Performance goals shall be set by the Committee (and any adjustments shall be made by the Committee) within the time period prescribed by, and shall otherwise comply with, the requirements of Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

(c)

As the Committee deems appropriate, performance goals established by the Committee may be based upon (x) the achievement of specified levels of Company, Subsidiary, division or business unit performance under one or more of the measures described below, (y) the improvement in Company, Subsidiary, division or business unit performance under one or more of the measures, and (z) Company, Subsidiary or business unit performance

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Attachment D (continued)

under one or more of the measures relative to the performance of other comparator companies or groups of companies or an external index or indicator. Performance goals may include a threshold level of performance below which no Award will be earned, levels of performance at which an Award will become partially earned, and a level of performance at which an Award will be fully earned. In this regard, the Committee shall select one or more of the following objectively determinable performance goals::

(i)	earnings, including earnings margin, operating income, earnings before or after taxes, and earnings before or after interest, taxes, depreciation, and amortization;

(ii)	book value per share;

(iii)	pre-tax income, after-tax income, income from continuing operations, or after tax operating income;

(iv)	operating profit;

(v)	earnings per common share (basic or diluted);

(vi)	return on assets (net or gross);

(vii)	return on capital;

(viii)	return on invested capital;

(ix)	sales, revenues or growth in or returns on sales or revenues;

(x)	share price appreciation;

(xi)	total stockholder return;

(xii)	cash flow, operating cash flow, free cash flow, cash flow return on investment (discounted or otherwise), cash on hand, reduction of debt, capital structure of the Company including debt to capital ratios;

(xiii)	implementation or completion of critical projects or processes;

(xiv)	economic profit, economic value added or created;

(xv)	cumulative earnings per share growth;

(xvi)	achievement of cost reduction goals;

(xvii)	return on stockholders’ equity;

(xviii)	total stockholders’ return;

(xix)	reduction of days working capital, working capital or inventory;

(xx)	operating margin or profit margin;

(xxi)	capital expenditures;

(xxii)	cost targets, reductions and savings, productivity and efficiencies;

(xxiii)	strategic business criteria, consisting of one or more objectives based on market penetration, geographic business expansion, customer satisfaction (including product quality and delivery), employee satisfaction, human resources management (including diversity representation), supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons;

(xxiv)	personal professional objectives, including any of the foregoing performance measures, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, technology and best practice sharing within the Company, and the completion of other corporate goals or transactions;

(xxv)	sustainability measures, community engagement measures or environmental, health or safety goals of the Company or the Subsidiary or business unit of the Company for or within which the Participant is primarily employed; or

(xxvi)	audit and compliance measures.

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Attachment D (continued)

During the period which the Committee is permitted, pursuant to Section 162(m) of the Code, to determine the terms of the Awards in accordance with the time limits under Section 162(m) of the Code, the Committee may also specify any inclusion(s) or exclusion(s) for any event(s) or occurrence(s) which the Committee determines should be included or excluded, as appropriate, for purposes of measuring performance against the applicable performance goals which may include (i) for those occurring within such Performance Period, restructuring, reorganizations, discontinued operations, non-core businesses in continuing operations, acquisitions, dispositions, or any other unusual, infrequently occurring, nonrecurring or non-core items; (ii) the aggregate impact in any Performance Period of accounting changes, in each case as those terms are defined under generally accepted accounting principles and provided in each case that such items are objectively determinable by reference to the Company’s financial statements, notes to the Company’s financial statements and/or management’s discussion and analysis of financial condition and results of operations, appearing in the Company’s Annual Report on Form 10-K for the applicable year; (iii) foreign exchange gains or losses, currency fluctuations, or the prices of aluminum or alumina; (iv) regional premiums, (v) amortization of intangible assets, impairments of goodwill and other intangible assets, asset write downs, non–cash interest expense, capital charges, or payments of bonuses or other financial and general and administrative expenses for the Performance Period, (vi) environmental or litigation reserve adjustments, litigation or claim judgments or settlements, (vii) any adjustments for other unusual or infrequently occurring items, discrete tax items, strike and/or strike preparation costs, business interruption, curtailments, natural disasters, force majeure events, or (viii) mark to market gains or losses. Any such inclusion(s) or exclusion(s) shall be prescribed in a form that meets the requirements for deductibility under Section 162(m) of the Code, and no such action shall be taken if and to the extent it would result in the loss of an otherwise available exemption of the Awards under Section 162(m) of the Code.

(d)	Notwithstanding any provision of this Plan other than Section 4(f) and SECTION 12, with respect to any Award that is subject to this SECTION 13, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award based upon the certified level of the attained performance goal relating to qualifying the Award as a performance-based award pursuant to Section 162(m) of the Code, and the Committee may not waive the achievement of the applicable performance goals.

(e)	The Committee shall have the power to impose such other restrictions on Awards subject to this SECTION 13 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

(f)	For purposes of complying with Code Section 162(m) limitations on “performance-based compensation,” and subject to the adjustment provisions of Section 4(f), no Participant may be granted in any one fiscal year (i) Options and/or Stock Appreciation Rights with respect to more than 10,000,000 Shares, or (ii) Restricted Share Awards or Restricted Share Unit Awards, in each case, that are Performance Awards (at a maximum award level), covering more than 4,000,000 Shares under the Plan. The maximum dollar value payable with respect to Performance Awards that are valued with reference to cash or property, other than Shares, and granted to any Participant in any one fiscal year is $15,000,000 under the Plan. Notwithstanding the foregoing, the number of Shares subject to Converted Awards shall be disregarded for purposes of the limitations set forth in this Section 13(f).

SECTION 14. AMENDMENTS AND TERMINATION. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that notwithstanding any other provision in this Plan, no such amendment, alteration, suspension, discontinuation or termination shall be made: (a) without stockholder approval, if such approval would be required pursuant to applicable law or the requirements of the New York Stock Exchange or such other stock exchange on which the Shares trade; or (b) without the consent of the affected Participant, if such action would materially impair the rights of such Participant under any outstanding Award, except as provided in Sections 15(e) and 15(f). Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform to local rules and regulations in any jurisdiction outside the United States or to qualify for or comply with any tax or regulatory requirement for which or with which the Board or Committee deems it necessary or desirable to qualify or comply.

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Attachment D (continued)

SECTION 15. GENERAL PROVISIONS.

(a)	Transferability of Awards. Awards may be transferred by will or the laws of descent and distribution. Except as set forth herein, awards shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Unless otherwise provided by the Committee or limited by applicable laws, a Participant may, in the manner established by the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant. Unless otherwise provided by the Committee or limited by applicable laws, Awards may be transferred to one or more Family Members, individually or jointly, or to a trust whose beneficiaries include the Participant or one or more Family Members under terms and conditions established by the Committee. The Committee shall have authority to determine, at the time of grant, any other rights or restrictions applicable to the transfer of Awards; provided however, that no Award may be transferred to a third party for value or consideration. Except as provided in this Plan or the terms and conditions established for an Award, any Award shall be null and void and without effect upon any attempted assignment or transfer, including, without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce or trustee process or similar process, whether legal or equitable.

(b)	Award Entitlement. No Employee or Director shall have any claim to be granted any Award under the Plan and there is no obligation for uniformity of treatment of Employees or Directors under the Plan.

(c)	Terms and Conditions of Award. The prospective recipient of any Award under the Plan shall be deemed to have become a Participant subject to all the applicable terms and conditions of the Award upon the grant of the Award to the prospective recipient, unless the prospective recipient notifies the Company within 30 days of the grant that the prospective recipient does not accept the Award. This Section 15(c) is without prejudice to the Company’s right to require a Participant to affirmatively accept the terms and conditions of an Award.

(d)	Award Adjustments. Except as provided in SECTION 13, the Committee shall be authorized to make adjustments in Performance Award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect.

(e)	Committee Right to Cancel. The Committee shall have full power and authority to determine whether, to what extent and under what circumstances any Award shall be canceled or suspended at any time prior to a Change in Control: (i) if an Employee, without the consent of the Committee, while employed by the Company or a Subsidiary or after termination of such employment, becomes associated with, employed by, renders services to or owns any interest (other than an interest of up to 5% in a publicly traded company or any other nonsubstantial interest, as determined by the Committee) in any business that is in competition with the Company or any Subsidiary; (ii) in the event of the Participant’s willful engagement in conduct which is injurious to the Company or any Subsidiary, monetarily or otherwise; (iii) in the event of an Executive Officer’s misconduct described in Section 15(f); or (iv) in order to comply with applicable laws as described in Section 15(h) below. For purposes of clause (ii), no act, or failure to act, on the Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s act, or failure to act, was in the best interest of the Company or a Subsidiary. In the event of a dispute concerning the application of this Section 15(e), no claim by the Company shall be given effect unless the Board determines that there is clear and convincing evidence that the Committee has the right to cancel an Award or Awards hereunder, and the Board finding to that effect is adopted by the affirmative vote of not less than three quarters of the entire membership of the Board (after reasonable notice to the Participant and an opportunity for the Participant to provide information to the Board in such manner as the Board, in its sole discretion, deems to be appropriate under the circumstances).

(f)

Clawback. Notwithstanding any other provision of the Plan to the contrary, in accordance with the Company’s Corporate Governance Guidelines, if the Board learns of any misconduct by an Executive Officer that contributed to the Company having to restate all or a portion of its financial statements, the Board will, to the full extent

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Attachment D (continued)

permitted by governing law, in all appropriate cases, effect the cancellation and recovery of Awards (or the value of Awards) previously granted to the Executive Officer if: (i) the amount of the Award was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement, (ii) the executive engaged in intentional misconduct that caused or partially caused the need for the restatement, and (iii) the amount of the Award had the financial results been properly reported would have been lower than the amount actually awarded. Furthermore, all Awards (including Awards that have vested in accordance with the Award Agreement) shall be subject to the terms and conditions, if applicable, of any other recoupment policy adopted by the Company from time to time or any recoupment requirement imposed under applicable laws, rules, regulations or stock exchange listing standards, including, without limitation, recoupment requirements imposed pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Section 304 of the Sarbanes-Oxley Act of 2002, or any regulations promulgated thereunder, or recoupment requirements under the laws of any other jurisdiction. By accepting Awards under the Plan, Participants agree and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup any Award or amounts paid under the Plan subject to clawback pursuant to such law, government regulation, stock exchange listing requirement or Company policy. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to recover or recoup any Award or amounts paid under the Plan from a Participant’s accounts, or pending or future compensation or Awards.

(g)	Stock Certificate Legends. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the U.S. Securities and Exchange Commission, any stock exchange upon which the Shares are then listed and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(h)	Compliance with Securities Laws and Other Requirements. No Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Company in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal securities laws and any other laws, rules, regulations, stock exchange listing or other requirements to which such offer, if made, would be subject. Without limiting the foregoing, the Company shall have no obligation to issue or deliver Shares pursuant to Awards granted hereunder prior to: (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and (ii) completion of any registration or other qualification with respect to the Shares under any applicable law in the United States or in a jurisdiction outside of the United States or procurement of any ruling or determination of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration, qualification or determination is not current, has been suspended or otherwise has ceased to be effective. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the affected Participants.

(i)

Dividends. No Award of Options or Stock Appreciation Rights shall have the right to receive dividends or dividend equivalents. To the extent that the Board, in its discretion, declares a dividend on the Shares: (i) a recipient of an Award of Restricted Shares shall receive dividends on the Restricted Shares, unless otherwise determined by the Committee, subject to such restrictions applicable to the Award, if any, and shall only be paid if and when such Restricted Shares vest; and (ii) dividend equivalents shall accrue on Restricted Share Units (including Restricted Share Units that have a performance feature), unless otherwise determined by the Committee, and shall only be paid if and when such Restricted Share Units vest. Any dividend equivalents that accrue on Restricted Share Units will be calculated at the same rate as dividends paid on the common stock of the Company. Notwithstanding any provision herein to the contrary, no dividends or dividend equivalents shall be paid on

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Attachment D (continued)

Restricted Shares or Restricted Share Units that have not vested or on Restricted Share Units that have not been earned during a Performance Period.

(j)	Consideration for Awards. Except as otherwise required in any applicable Award Agreement or by the terms of the Plan, recipients of Awards under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.

(k)	Tax Obligations. The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of tax obligations due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such Tax Obligations, including without limitation, requiring the Participant to pay cash, withholding otherwise deliverable cash or Shares having a fair market value equal to the amount required to be withheld, forcing the sale of Shares issued pursuant to an Award (or exercise or vesting thereof) having a fair market value equal to the amount required to be withheld, or requiring the Participant to deliver to the Company already-owned Shares having a fair market value equal to the amount required to be withheld. For purposes of the foregoing, “Tax Obligations” means tax, social insurance and social security liability obligations and requirements in connection with the Awards, including, without limitation, (i) all U.S. Federal, state, and local income, employment and any other taxes (including the Participant’s U.S. Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company (or a Subsidiary, as applicable), (ii) the Participant’s and, to the extent required by the Company (or a Subsidiary, as applicable), the Company’s (or a Subsidiary’s) fringe benefit tax liability, if any, associated with the grant, vesting, or exercise of an Award or sale of Shares issued under the Award, and (iii) any other taxes, social insurance, social security liabilities or premium for which the Participant has an obligation, or which the Participant has agreed to bear, with respect to such Award (or exercise thereof or issuance of Shares or other consideration thereunder). Furthermore, the Committee shall be authorized to, but is not required to, establish procedures for election by Participants to satisfy such obligations for the payment of such taxes by delivery of or transfer of Shares to the Company or by directing the Company to retain Shares otherwise deliverable in connection with the Award. All personal taxes applicable to any Award under the Plan are the sole liability of the Participant.

(l)	Other Compensatory Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(m)	Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware, United States of America, without reference to principles of conflict of laws, and construed accordingly.

(n)	Severability. If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(o)	Awards to Non-U.S. Employees. Awards may be granted to Employees and Directors who are foreign nationals or residents or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees and Directors who are not foreign nationals or residents or who are employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law, regulations or tax policy. Without limiting the generality of the foregoing, the Committee or the Board, as applicable, are specifically authorized to (i) adopt rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (ii) adopt sub-plans, Award Agreements and Plan and Award Agreement addenda as may be deemed desirable to accommodate foreign laws, regulations and practice. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s or a Subsidiary’s obligation with respect to tax equalization for Employees on assignments outside their home countries. Notwithstanding the discretion of the Committee under this section, the Participant remains solely liable for any applicable personal taxes.

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Attachment D (continued)

(p)	Repricing Prohibited. Except as provided in Section 4(f), the terms of outstanding Options or Stock Appreciation Rights may not be amended, and action may not otherwise be taken without stockholder approval, to: (i) reduce the exercise price of outstanding Options or Stock Appreciation Rights, (ii) cancel outstanding Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights, or (iii) replace outstanding Options or Stock Appreciation Rights in exchange for other Awards or cash at a time when the exercise price of such Options or Stock Appreciation Rights is higher than the Fair Market Value of a Share.

(q)	Deferral. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash or other property to the extent that such deferral complies with Section 409A of the Code and any regulations or guidance promulgated thereunder. The Committee may also authorize the payment or crediting of interest, dividends or dividend equivalents on any deferred amounts.

(r)	Compliance with Section 409A of the Code. Except to the extent specifically provided otherwise by the Committee and notwithstanding any other provision of the Plan, Awards under the Plan are intended to satisfy the requirements of Section 409A of the Code (and the Treasury Department guidance and regulations issued thereunder), or an exemption therefrom, so as to avoid the imposition of any additional taxes or penalties under Section 409A of the Code. If an Award is subject to Section 409A of the Code, (i) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code, (ii) payments to be made upon a termination of employment shall only be made upon a “separation from service” under Section 409A of the Code, (iii) unless the Award specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Section 409A of the Code, and (iv) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A of the Code. Any Award granted under the Plan that is subject to Section 409A of the Code and that is to be distributed to a key employee (as defined below for this purpose) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six months following the date of the Participant’s separation from service, if required by Section 409A of the Code. If a distribution is delayed pursuant to Section 409A of the Code, the distribution shall be paid within 30 days after the end of the six-month period. If the participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. The determination of key employees, including the number and identity of persons considered key employees and the identification date, shall be made by the Committee or its delegate each year in accordance with Section 416(i) of the Code and the “specified employee” requirements of Section 409A of the Code. If the Committee determines that an Award, payment, distribution, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Committee specifically provides otherwise, such Award, payment, distribution, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant. Although the Company may attempt to avoid adverse tax treatment under Section 409A of the Code, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

(s)	No Trust or Fund Created. Neither the Plan nor an Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that a Participant acquires the right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company.

(t)	Effect of Headings. The Section headings and subheadings herein are for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

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Attachment D (continued)

SECTION 16. TERM OF PLAN. No Award shall be granted pursuant to the Plan after May 10, 2027, but any Award theretofore granted may extend beyond that date. The Plan, as amended and restated, becomes effective upon approval of the Plan at the Company’s Annual Meeting of Stockholders to be held on May 10, 2017 (or such other date upon which the Company’s Stockholders approve the Plan). If the Plan, as amended and restated, is not so approved, then the Plan, as in effect immediately prior to such Annual Meeting, shall remain in effect.

D-17

c/o Corporate Election Services P. O. Box 1150 Pittsburgh, PA 15230-1150

Alcoa Corporation Annual Meeting of Stockholders

10:00 a.m. Wednesday, May 10, 2017

David L. Lawrence Convention Center

Room 405

1000 Ft. Duquesne Boulevard

Pittsburgh, PA 15222

Admission Ticket

This ticket is not transferable.

Please keep this ticket to be

admitted to the annual meeting.

You will also need to present valid photo

identification for admission to the meeting.

VOTE BY MAIL

THREE WAYS TO VOTE

Vote by Mail. Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Alcoa Corporation, c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230-9404.

Vote by Internet. Have your proxy card available when you access the website www.cesvote.com and follow the simple directions presented to record your vote.

Vote by Telephone. Have your proxy card available when you call toll-free 1-888-693-8683 using a touch-tone phone and follow the simple directions presented to record your vote.

Vote 24 hours a day, 7 days a week. Your telephone or Internet vote must be received by 6:00 a.m. EDT on May 10, 2017, to be counted. If you vote by Internet or by telephone, please do not mail your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 10, 2017—the proxy statement and the annual report are available at www.ViewMaterial.com/AA.

Return your proxy in the postage-paid envelope provided.

VOTE BY INTERNET
Access this website to cast your vote. www.cesvote.com

VOTE BY TELEPHONE
Call toll-free using a touch-tone telephone. 1-888-693-8683

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	Alcoa Corporation 390 Park Avenue New York, NY 10022-4608

The undersigned hereby appoints Roy C. Harvey, Jeffrey D. Heeter and Marissa P. Earnest, and each of them, attorneys and proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Alcoa Corporation the undersigned is entitled to vote, including with all the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of Alcoa Corporation to be held on May 10, 2017, and at an adjournment or postponement thereof. The shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will vote FOR all the nominees listed on Item 1 (Election of Directors), FOR Item 2 (Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2017), FOR Item 3 (Advisory vote to approve Executive Compensation), for every 1 YEAR for Item 4 (Advisory vote on the Frequency of the Executive Compensation Advisory Vote), FOR Item 5 (Approval of the Annual Cash Incentive Compensation Plan, as Amended and Restated), and FOR Item 6 (Approval of the 2016 Stock Incentive Plan, as Amended and Restated). In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2017 Annual Meeting. Your telephone or Internet vote must be received by 6:00 a.m. EDT on May 10, 2017, to be counted. If you vote by mail, your proxy card must be received before the meeting for your vote to be counted.

This card also serves as voting instructions to the trustee of each employee savings plan sponsored by Alcoa, its subsidiaries or affiliates with respect to shares of common stock of Alcoa Corporation held by the undersigned under any such plans. Your voting instructions must be received by 6:00 a.m. EDT on May 8, 2017, or the trustee will vote your plan shares in the same proportion as those plan shares for which instructions have been received.

Your vote on the election of directors and the other proposals described in the accompanying Proxy Statement may be specified on the reverse side. If properly signed, dated and returned, this proxy will be voted as specified on the reverse side or, if no choice is specified, this proxy will be voted in accordance with the recommendation of the Board of Directors.

Comments:

(Vote on the other side)

    (continued from the other side)

P R O X Y	Please mark your choices clearly in the appropriate boxes. If no choice is specified, this proxy will be voted FOR Items 1, 2, 3, 5 and 6 and every 1 YEAR on Item 4.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 5 AND 6 AND EVERY 1 YEAR ON ITEM 4.
	1.	Election of Directors – Nominees to serve for a one-year term:
		1. Michael G. Morris	❑ FOR	❑ AGAINST	❑ ABSTAIN	7. James E. Nevels	❑ FOR	❑ AGAINST	❑ ABSTAIN
		2. Mary Anne Citrino	❑ FOR	❑ AGAINST	❑ ABSTAIN	8. James W. Owens	❑ FOR	❑ AGAINST	❑ ABSTAIN
		3. Timothy P. Flynn	❑ FOR	❑ AGAINST	❑ ABSTAIN	9. Carol L. Roberts	❑ FOR	❑ AGAINST	❑ ABSTAIN
		4. Kathryn S. Fuller	❑ FOR	❑ AGAINST	❑ ABSTAIN	10. Suzanne Sitherwood	❑ FOR	❑ AGAINST	❑ ABSTAIN
		5. Roy C. Harvey	❑ FOR	❑ AGAINST	❑ ABSTAIN	11. Steven W. Williams	❑ FOR	❑ AGAINST	❑ ABSTAIN
		6. James A. Hughes	❑ FOR	❑ AGAINST	❑ ABSTAIN	12. Ernesto Zedillo	❑ FOR	❑ AGAINST	❑ ABSTAIN
	2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017					❑ FOR	❑ AGAINST	❑ ABSTAIN
	3.	Advisory vote to approve executive compensation					❑ FOR	❑ AGAINST	❑ ABSTAIN
	4.	Advisory vote on the frequency of the executive compensation advisory vote				❑ 1 YEAR	❑ 2 YEARS ❑ 3 YEARS		❑ ABSTAIN
	5.	Approve the Alcoa Corporation Annual Cash Incentive Compensation Plan (as Amended and Restated)					❑ FOR	❑ AGAINST	❑ ABSTAIN
	6.	Approve the Alcoa Corporation 2016 Stock Incentive Plan (as Amended and Restated)					❑ FOR	❑ AGAINST	❑ ABSTAIN

Signature                                                                                    Signature (if held jointly)                                                                Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Please sign exactly as your name or names appear(s) on this proxy card. If shares are held jointly, EACH holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.